UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

(a)	The Semi-Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Semi-Annual Report

December 31, 2020

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank &Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated.

Daniel McGee

President,

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Diversified Income Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings U.S. High Yield Fund

Dear Shareholder,

Thank you for your continued trust and partnership in 2020. We hope that you and your families are staying healthy and safe.

2020 was certainly a year unlike anything we’ve seen. Ending one of the longest expansions on record, the global economy suffered the most severe shock in recent history – followed by a synchronized government response that exceeded most expectations. With news of the vaccine and its subsequent rollout, global growth forecasts have risen and the economic trajectory appears to be improving, although we expect that the timing and scope of the recovery will surely be uneven.

Looking ahead to the next several months, we see both tailwinds and headwinds for the global economy and capital markets. On the positive side, financial markets have continued to rebound. From high yield and investment grade credit to emerging markets debt, fixed income asset classes ended 2020 largely in positive territory, a notable milestone given the steep and widespread decline at the onset of the pandemic. Equity markets continue to trade at elevated valuations, even amid the more recent gyrations in stock and options prices. Thanks in large part to substantial central bank support, many companies now appear to have sufficient liquidity to manage near-term challenges – whether coming from further lockdowns, uncertainty around the vaccine or macro/political factors.

From a bottom-up perspective, we believe there is still attractive value to be found across both developed and emerging markets, particularly in today’s low-rate and low-yielding environment. However, selectivity has become increasingly paramount to identifying resilient issuers that can withstand short-term volatility and potentially offer attractive upside as the economy continues to improve. As active managers, we believe we are well-positioned to provide access to the evolving relative value opportunities and capture the upside as the market recovers.

Throughout the ups and downs of economic cycles, and through periods of volatility and risk, we remain focused on delivering you, our shareholders, strong risk-adjusted returns. Our mutual fund platform offers a wide range of institutional-quality investment vehicles across fixed income and equity, and through a focus on rigorous, fundamental analysis, aims to provide innovative solutions for achieving diversification as well as long-term capital growth.

On behalf of the entire Barings team, we thank you for your trust and partnership and look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 9.44%, outperforming the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned 7.71%.[1,6]

What factors influenced performance of the Fund?

∎

Trading levels in the global loan market continued to recover from the drawdown in March 2020 as investor sentiment improved. Fund and Benchmark monthly total returns were positive in each month during the period.

∎

Credit selection within industry sectors (based on the Benchmark’s industry sectors) was the primary driver of Fund outperformance during the period. While outperformance by Fund holdings relative to the Benchmark holdings occurred across a range of industry sectors, top performing industry sectors included the financial and healthcare sectors.

∎

Positioning across rating categories also had a positive impact on Fund performance relative to the Benchmark. Lower rated credits across the market outperformed during the period. Therefore, the Fund’s underweight exposure relative to the Benchmark of double-B rated loans and overweight exposure to loans rated single-B and lower provided a positive impact to attribution results.

∎

From a regional perspective, the Fund’s allocations between the North American and European markets did not have a material impact on performance. Fund holdings in both regions outperformed Benchmark holdings in each region.

∎

Given the positive performance across the global loan market, the Fund’s exposure to cash (for which the average weight during the period was approximately 6%) was a detractor from relative results as the Benchmark is not exposed to cash.

Describe recent portfolio activity.

∎

During the period, there were not strategic shifts made to the exposure between the North American and European loan markets. The focus of portfolio management activity was on individual credit decisions.

∎

The Fund’s exposure to double-B rated credits modestly declined during the period and the exposure to credits rated single-B or triple-C modestly increased. This was a function of market value appreciation and individual credit decisions rather than a strategic shift.

∎

There was not a change in the order of the Fund’s top three industry exposures (based on Moody’s industries) during the period, which were the healthcare/education/childcare, diversified/conglomerate service and leisure/amusement/entertainment sectors. The Fund’s exposure to the diversified/conglomerate service sector modestly decreased during the period whereas exposure to the other two sectors modestly increased. Similar to positioning by rating category, this was a function of market value appreciation and individual credit decisions rather than a strategic shift.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

Describe portfolio positioning at period end.

∎	The Fund finished the reporting period with 87.2% allocated to global senior secured loans, 5.3% to global senior secured high yield bonds, and 6.8% to cash.

∎

From an industry perspective (based on Moody’s industries), the Fund remained well diversified across a number of sectors, with concentrations in healthcare/education/childcare (14.8%), diversified/conglomerate services (9.9%), and leisure/amusement/entertainment (8.8%) as of December 31, 2020.

∎

As of December 31, 2020, the Fund had the following credit quality breakdown: 0.8% in triple-B assets, 12.9% in double-B assets, 64.1% in single-B assets, and 12.2% in triple-C and below assets. Approximately 3.3% of the Fund’s assets are non-publicly rated. Cash and accrued income accounted for the remaining 6.8% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (66.6%), Germany (8.1%), the UK (8.0%), Spain (2.6%) and France (2.6%). Overall, the Fund had exposure to 15 different countries and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

While high yield credit markets have bounced back significantly since the troughs of the pandemic, we believe the market continues to offer upside potential, particularly in today’s low-rate and low-yielding environment. Additionally, as demand has improved for the bank loan asset class recently, we believe this will provide a supportive tailwind for the asset class heading into 2021.

∎

Given the focus of borrowers on maintaining liquidity, we believe defaults may compress as we move throughout 2021 and credit spreads are fairly compensating investors based on the expectations for defaults.

∎

However, there remains an element of uncertainty in the markets as a result of the global pandemic and therefore we believe credit selection will remain critical in high yield credit markets focused on issuers that can withstand short-term volatility and potentially offer upside as the economy continues to recover.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2020.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8,9]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	0.01%	2.56%	4.58%	3.26%
Class A No Load	09/16/2013	3.10%	3.60%	5.22%	3.69%
Class C With Load	09/16/2013	1.34%	2.84%	4.44%	2.93%
Class C No Load	09/16/2013	2.33%	2.84%	4.44%	2.93%
Class I With Load	09/16/2013	3.36%	3.90%	5.51%	3.99%
Class I No Load	09/16/2013	3.36%	3.90%	5.51%	3.99%
Class Y With Load	09/16/2013	3.36%	3.87%	5.49%	3.96%
Class Y No Load	09/16/2013	3.36%	3.87%	5.49%	3.96%

3.

Duration is a measure of the sensitivity of the price — the value of principal — of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

9.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 11.00%, outperforming the 3 Month USD LIBOR +500 basis points (bps)[1] benchmark, which returned 2.61%.[2,6]

What factors influenced performance of the Fund?

∎

Improvement in investor sentiment throughout the reporting period resulted in material improvement in trading levels across global high yield credit markets and was the primary driver of the Fund’s outperformance relative to the benchmark.

∎

For the core asset classes, the Fund’s high yield bond holdings outperformed its senior secured loan holdings during the period with more outperformance in the latter portion of the period. However, both asset classes provided a positive contribution to the Fund’s total return.

∎	During the period, the Fund’s holdings across regions contributed positively to the Fund’s return.

∎	From a ratings category perspective, as the recovery in trading levels improved across ratings categories it had a positive impact to the Fund’s total return.

∎	For the opportunistic asset classes, the Fund’s collateralized loan obligation (CLO) holdings generated a strong positive return and contributed positively to the Fund’s total return for the period.

Describe recent portfolio activity.

∎

During the reporting period, there were limited strategic shifts made to target allocations across asset classes. In the middle of the period, the Fund modestly shifted exposure from North American loans to North American high yield bonds and late in the quarter the Fund modestly increased its exposure to senior secured loans as demand for that asset class improved as the period progressed. The Fund’s focus during the period was on individual credit relative value decisions within asset classes.

∎

In general, as portfolio exposures build over time, the Fund intends to deploy cash into asset classes which we believe offer the best relative value at that time, and will shift exposure among asset classes as relative value opportunities change.

∎

There were no strategic shifts made to exposure by rating categories during the period. Modest changes in exposure by ratings category were the result of market value appreciation and individual credit decisions.

∎

From an industry sector perspective (based on Moody’s industries), the Fund’s exposure to the telecommunications sector increased, moving it into the top three industry exposures and moving the broadcasting and entertainment sector out of the top three. This was a reflection of individual credit decisions rather than a strategic shift.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period with an allocation of 43.7%, 36.4% and 8.4% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in equities at 1.0%, special situations at 0.6%, and cash/other at 9.9%. A significant portion of the portfolio (approximately 55.5%) was senior secured in nature (including CLOs backed by secured loans), which can potentially mitigate principal loss in default situations.

∎

From an industry perspective, the Fund was well diversified across a number of sectors, with concentrations in healthcare, education and childcare (9.2%), telecommunications (6.3%), and diversified/conglomerate services (5.8%) as of December 31, 2020.

∎

As of December 31, 2020, the Fund had the following credit quality breakdown: 2.7% in triple-B assets, 23.8% in double-B assets, 42.5% in single-B assets and 15.9% in triple-C and below assets. Approximately 5.1% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 9.9% of the portfolio assets.[3]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (55.4%), the U.K. (8.7%), Germany (5.5%), France (2.3%) and Denmark (1.8%). The Fund’s U.S. allocation included Cayman Islands exposure related to the Fund’s CLO holdings. Overall, the Fund had exposure to 32 different countries, and we continue to focus on building a well-diversified portfolio of global high yield credit.

Describe market and portfolio outlook.

∎

While high yield credit markets have bounced back significantly since the troughs of the pandemic, we believe the market continues to offer upside potential, particularly in today’s low-rate and low-yielding environment.

∎

Given the focus of borrowers on maintaining liquidity, we believe defaults may compress as we move throughout 2021 and credit spreads are fairly compensating investors based on the expectations for defaults.

∎

However, there remains an element of uncertainty in the markets as a result of the global pandemic and therefore we believe credit selection will remain critical in high yield credit markets focused on issuers that can withstand short-term volatility and potentially offer upside as the economy continues to recover.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2020.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8,9]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	(0.98)%	2.03%	5.33%	3.91%
Class A No Load	09/16/2013	3.14%	3.43%	6.19%	4.46%
Class C With Load	09/16/2013	1.43%	2.67%	5.40%	3.68%
Class C No Load	09/16/2013	2.41%	2.67%	5.40%	3.68%
Class I With Load	09/16/2013	3.44%	3.70%	6.46%	4.72%
Class I No Load	09/16/2013	3.44%	3.70%	6.46%	4.72%
Class Y With Load	09/16/2013	3.45%	3.70%	6.46%	4.72%
Class Y No Load	09/16/2013	3.45%	3.70%	6.46%	4.72%

1.	A unit that is equal to 1/100th of 1% or 0.01%.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

9.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income, while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 5.05%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned 0.15%.[1,5]

What factors influenced performance of the Fund?

∎

A shorter-duration position contributed positively to performance relative to the Benchmark as front-end rates declined over the period. The Fund uses Treasury bonds and futures to help manage duration. The front end of the Treasury yield curve remained flat between three months and three years as of the end of the period. The U.S. Federal Reserve (Fed) continued its accommodative monetary policy with rates held at a target of 0.00% to 0.25%. The Fund ended the period with a 0.45 year duration in accordance with our rules-based duration management process.

∎

As of the end of the period, the Fund continued to favor securitized and structured credit over corporate credit, emphasizing the benefit of security packages over unsecured positions. The Fund’s allocation to consumer asset-backed securities (ABS) was a positive contributor to performance over the period. Auto, aviation, container, franchise receivable, student loan, timeshare and personal consumer loan collateral were among the top contributing sectors within the ABS allocation. The market continues to show modest signs of bifurcation between “COVID sensitive” and more “COVID insulated” collateral segments, despite the tide of positive investor risk sentiment lifting most collateral groups. Dealer inventory levels remained low and continued to tick lower in December, while what limited new issue that continued was met with market demand. Secondary trading volumes remained healthy, maintaining adequate liquidity in the ABS market.

∎

The Fund’s allocation to commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) also contributed to performance over the period. Despite lower than normal issuance over the period, there was still a willingness of issuers to come to market given the strong market demand for yield.

∎

The 33% allocation to investment grade corporate credit contributed positively to performance as a result of spreads continuing to tighten. If all goes to plan with the vaccine, we believe there is a good chance the economy could meaningfully reopen during the second half of 2021, and the fundamental picture for most corporate issuers could improve accordingly. Corporate leverage, while at all-time highs, has remained lower than initially feared—and a significant portion of the debt that companies have raised is sitting as cash on their balance sheets, meaning net leverage, in particular, has risen less substantially.

∎

The Fund’s small position in high-quality collateralized loan obligation (CLO) tranches was also a positive contributor as security spreads continued to tighten. The CLO market proved resilient as it was tested by volatility in the first two quarters of the year, which we believe speaks to the resiliency of the CLO structure itself.

∎	The allocation to BB-rated high yield corporate bonds was a positive contributor to performance, while the Fund’s underweight to Treasuries detracted from relative performance.

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

[5].

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

Describe recent portfolio activity.

∎	The Fund ended the period with a duration positioning of 0.45 years, as the front end of the U.S. Treasury curve remained flat.

∎

The Fund reduced its holdings in ABS, RMBS, and developed market investment grade corporates, while increasing allocations to emerging market corporate and CMBS over the period. The Fund’s high quality CLO, BB-rated high yield corporate, and treasury weightings remained unchanged.

∎

The Funds allocations to AAA-rated and single-A rated positions decreased, while its allocations to AA and BBB quality positions increased over the reporting period. The Fund’s cash allocation increased over the period.

Describe portfolio positioning at period end.

∎

The Fund continued to be well diversified across corporate and securitized sectors. The securitized ABS allocation was 27.3% at the end of the period. Automotive loan collateral represented the largest allocation, followed by student loan collateral. Additional commercial and consumer ABS sub-sectors include timeshare, personal consumer loan, aircraft leasing and franchise receivables. The Fund maintained an active position in RMBS and CMBS securities, ending the period at 8.7% and 5.9%, respectively.

∎

At the end of the period, the Fund’s credit allocation was 42.0%. This allocation was comprised of 32.6% developed market investment grade corporates, 4.2% in BB-rated high yield corporates and 5.2% in U.S. dollar-denominated emerging markets debt (EMD). Banking and diversified industrial holdings represented the Fund’s largest corporate sector allocations, followed by consumer holdings.[2]

∎	High-quality AAA and AA CLO tranches represented a combined 4.8% allocation for the Fund.

Describe market and portfolio outlook.

∎

Despite the historic events that occurred in 2020, investment grade credit sailed through the fourth quarter to finish the year in strong positive territory, benefitting from lower interest rates as well as a flight to quality amid heightened volatility.

∎

Investment grade credit delivered both positive and excess returns across multiple markets as investors — thanks to monetary support and the release of COVID vaccines — largely shrugged off concerns around rising COVID cases and the possibility of additional consumer restrictions entering the New Year.

∎

As we look ahead to the coming months, it is worth reiterating that questions remain around the deployment and acceptance of the vaccines, which we believe will ultimately serve as a catalyst to the momentum and length of this recovery.

∎

Although we believe there is room for optimism, our view is that we are not necessarily out of the woods yet, as there are many unknowns that face markets in 2021. In this environment, we believe fundamental credit-by-credit selection remains critical, to not only capture upside potential and identify issuers that are equipped to weather near-term challenges, but also to avoid those that may face greater challenges down the road.

[2].

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of December 31, 2020.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7,8,9]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	1.63%	2.36%	2.42%	2.01%
Class A No Load	07/08/2015	1.63%	2.36%	2.42%	2.01%
Class C With Load	07/08/2015	0.86%	2.08%	2.20%	1.74%
Class C No Load	07/08/2015	1.36%	2.08%	2.20%	1.74%
Class L With Load	05/01/2020	N/A	N/A	N/A	13.10%
Class L No Load	05/01/2020	N/A	N/A	N/A	13.10%
Class I With Load	07/08/2015	1.86%	2.61%	2.68%	2.27%
Class I No Load	07/08/2015	1.86%	2.61%	2.68%	2.27%
Class Y With Load	07/08/2015	1.86%	2.61%	2.67%	2.26%
Class Y No Load	07/08/2015	1.86%	2.61%	2.67%	2.26%

[3].	Inception date: July 8, 2015.

[4].	Class A performance with the sales charges includes the maximum 3.00% sales charge.

[5].

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

[6].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[7].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

[8].	Class L share class launched effective 05/01/2020.

[9].

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Diversified Income Fund 2020 Semi-Annual Report

Investment Objective

The Barings Diversified Income Fund (“Diversified Income Fund” or the “Fund”) seeks to provide a total return comprised of current income and capital appreciation by investing primarily in an actively managed diversified portfolio of global investment grade rated fixed and floating rate instruments.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a total net rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 7.90%, outperforming the 3 Month LIBOR +250 basis points (bps) benchmark, which returned 1.37%.[1,5]

What factors influenced performance of the Fund?

∎

High quality collateralized loan obligation (CLO) positioning in AA to BBB-rated tranches contributed positively to performance over the period. The allocation had a high average of AA- quality. The CLO market proved resilient as it was tested by volatility in the first two quarters of the year, which we believe speaks to the resiliency of the CLO structure itself. High quality tranches have seen meaningful spread compression since reaching peak levels in March, and are entering 2021 at tight levels.

∎

The Fund’s allocations to securitized credit and consumer asset-backed securities (ABS) were both positive contributors to performance. Within the ABS sector, aviation, student loan, and personal consumer loan collateral were among the top performers. Securitized risk assets finished the fourth quarter in positive territory given the continuation of positive technicals that allowed spreads to compress tighter. The market’s risk-on tone brought a majority of market segments tighter amid the backdrop of shrinking dealer balance sheets and lower primary market issuance. We believe the market continues to show signs of bifurcation between “COVID sensitive” and more “COVID insulated” collateral segments, despite the tide of positive investor risk sentiment lifting most collateral groups.

∎

The Fund’s allocation to commercial mortgage backed securities (CMBS) and residential mortgage backed securities (RMBS) also contributed positively to performance over the period. Dealer inventory levels remained low and continued to tick lower in December, while what limited new issue that continued was met with market demand. Secondary trading volumes remained healthy, maintaining adequate liquidity in the securitized market.

∎

Investment grade corporate credit across both developed and emerging market geographies contributed positively to performance. Corporate leverage, while at all-time highs, has remained lower than initially feared—and a significant portion of the debt that companies have raised is sitting as cash on their balance sheets, meaning net leverage, in particular, has risen less substantially. Going forward, if companies are prudent, and use the cash on their balance sheets to pay down debt they no longer need, we expect leverage to trend towards more normal levels.

∎

At the end of the period, the Fund continued to hold an allocation to high yield corporate bonds with a weighted average rating of BB. This allocation was a positive contributor to performance over the period.

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

[5].

Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Diversified Income Fund 2020 Semi-Annual Report

∎

Duration positioning was a positive contributor to performance, as front-end rates declined over the period. The Fund uses Treasury bonds and futures to help manage duration. At the end of the period, the front end of the Treasury yield curve remained flat between three months and three years. The U.S. Federal Reserve (Fed) continued its accommodative monetary policy with rates held at a target of 0.00% to 0.25%. The Fund ended the period with a 0.49 year duration in accordance with our rules-based duration management process.

Describe recent portfolio activity.

∎

The Fund reduced its developed market investment grade corporate, CLO, and CMBS allocations, while increasing allocations to hard currency emerging market corporate, high yield corporate, and ABS over the period.

∎	The Fund’s allocations to AAA and single-A rated positions decreased, while its allocations to AA, BBB, and BB quality positions increased. The Fund’s cash allocation increased 2% over the period.

Describe portfolio positioning at period end.

∎

Emerging markets debt (EMD) hard currency positioning ended the period at 21.8%. The allocation in the Fund remained well diversified across sectors and regions. The allocation remained diversified across 15 markets with average allocations of 1.5%. The allocation had an average rating of BBB, and continued to provide a yield advantage over many similarly rated developed market corporate bonds.

∎

The securitized ABS allocation was the second largest allocation at the end of the period at 20.6%. Student loan and aviation collateral were the highest sector allocations, followed by personal consumer loan and medical collateral. The Fund maintained an active position in CMBS and RMBS securities, ending the period at 3.9% and 3.4%, respectively.

∎	The high quality CLO allocation was 20.5% at the end of the period. The Fund continued to favor the structural subordination of CLOs, and favor AAA through BBB quality tranches.[2]

∎

Investment grade corporates represented a 20.0% allocation at the end of the period. The Fund has favored BBB-rated positions in less cyclical industries such as banking, diversified industrials and insurance.

∎	The Fund maintained a 4.9% to high yield corporate credit with a high average quality of BB at the end of the period.

Describe market and portfolio outlook.

∎

Despite the historic events that occurred in 2020, investment grade credit sailed through the fourth quarter to finish the year in strong positive territory, benefitting from lower interest rates as well as a flight to quality amid heightened volatility.

∎

Investment grade credit delivered both positive and excess returns across multiple markets as investors—thanks to monetary support and the release of COVID vaccines—largely shrugged off concerns around rising COVID cases and the possibility of additional consumer restrictions entering the New Year.

∎

As we look ahead to the coming months, it is worth reiterating that questions remain around the deployment and acceptance of the vaccines, which we believe will ultimately serve as a catalyst to the momentum and length of this recovery.

∎

Although we believe there is room for optimism, our view is that we are not necessarily out of the woods yet, as there are many unknowns that face markets in 2021. In this environment, we believe fundamental credit-by-credit selection remains critical, to not only capture upside potential and identify issuers that are equipped to weather near-term challenges, but also to avoid those that may face greater challenges down the road.

[2].

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Diversified Income Fund 2020 Semi-Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of December 31, 2020.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

Barings Diversified Income Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	(7.14)%	(0.99)%	1.12%	0.86%
Class A No Load	07/08/2015	(3.27)%	0.37%	1.95%	1.61%
Class C With Load	07/08/2015	(4.94)%	(0.38)%	1.19%	0.85%
Class C No Load	07/08/2015	(4.00)%	(0.38)%	1.19%	0.85%
Class I With Load	07/08/2015	(3.03)%	0.62%	2.20%	1.86%
Class I No Load	07/08/2015	(3.03)%	0.62%	2.20%	1.86%
Class Y With Load	07/08/2015	(3.05)%	0.61%	2.20%	1.86%
Class Y No Load	07/08/2015	(3.05)%	0.61%	2.20%	1.86%

[3].	Inception date: July 8, 2015. Diversified Income strategy change effective March 1, 2019.

[4].	Class A performance with the sales charges includes the maximum 4.00% sales charge.

[5].

Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

[6].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[7].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

[8].

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 12.46%. The net total rate of return for the Fund’s performance benchmark – a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified – was 9.01%. The Fund is not managed relative to the benchmark; however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance.[1,4]

∎

All three of the Fund’s sub-strategies – emerging market (EM) corporates, EM sovereign and EM local – generated positive performance over the period. This occurred as spreads tightened (123 basis points (bps) for EM Sovereign and 146 bps for EM corporates), local rates rallied and EM currencies appreciated on the back of rising commodity prices.

What factors influenced performance of the Fund?

∎

The Fund’s positioning, and active allocations across countries and credits, were additive to performance. Spreads tightened as markets continued to rebound, lockdowns were lifted, and global stimulus flooded markets following the outbreak of COVID-19. EM currencies rallied, as we saw an increase in commodity prices as demand picked up following the global lockdowns. EM debt flows were strong during the period, with $48 billion of positive flows ($30 billion from hard currency and $18 billion from local currency).

∎

For the 6-month reporting period ending December 31, 2020, the Fund’s positioning in Brazil, Mexico, South Africa, Ukraine and Poland contributed positively to Fund performance. However, the Fund’s positions in Israel, Switzerland, Hungary, Singapore and Morocco detracted from performance.

Describe recent portfolio activity.

∎

The Fund continued to increase its exposure to EM currencies, to capture potential currency appreciation as a result of stronger balance-of-payments outlook and with higher commodity prices. The Fund also increased duration in EM local rates on the expectation that rates will stay low.

∎	The Fund also decreased exposure to EM sovereign hard currency assets, as spreads have tightened considerably, close to their pre-COVID levels.

∎

At the end of the period, positioning in select corporate names remained similar to earlier in 2020, backed by healthy balance sheets and bonds, offering strong yields compared to some sovereign credits.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period with a 39% exposure to corporate debt, 35% to sovereign hard currencies (inclusive of credit default swaps), 29% to sovereign local currencies, and a 9% cash position.

∎

The top five countries in the portfolio at the end of the reporting period were Mexico (13.3%), Brazil (12.2%), South Africa (7.4%), Ukraine (6.6%) and Indonesia (5.2%). The top five corporate issuers were Petrobras (1.9%), Sovcom Bank (1.9%), PEMEX (1.9%), Tullow Oil (1.8%) and India Infoline Finance (1.3%). Overall, the Fund had exposure to 44 countries, 44 corporates and 23 different currencies.

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

[4].	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

Describe market and portfolio outlook.

∎

While EM currencies are still lagging overall, we believe a number of tailwinds have emerged that could create a potentially compelling opportunity in the asset class going forward. For one, many emerging markets, because they have faced weaker consumption as well as outflows on the heels of the pandemic, have been running smaller account deficits in aggregate – with some countries now running current account surpluses. In countries like Brazil, Mexico, South Africa and Indonesia, for instance, deficits have either significantly narrowed or turned into surpluses.

∎

Exports from many EM countries have performed much better than expected as demand for commodities proved to be fairly resilient and underwent significant recoveries in the second half of 2020 – helped by sustained demand from China.

∎

We believe EM sovereign debt continues to face challenges, though the effects of the pandemic have varied widely from country to country. Generally speaking, downgrades and defaults have remained below initial expectations – and, in our view, the rollout of the vaccine, coupled with higher commodity prices, should help keep defaults measured in the coming year. There are bright spots across the EM universe, and we expect to continue seeing opportunities as the vaccine is deployed and economies around the globe begin to open back up. Nonetheless, there is no shortage of risks, from political tensions to the longer-term potential for rising rates in developed markets.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, and may vary over time. As of December 31, 2020.

***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa. LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	12.99%	7.69%	9.24%	8.14%
Class A No Load	10/21/2015	17.70%	9.17%	10.13%	8.99%
Class C With Load	10/21/2015	15.78%	8.37%	9.33%	8.20%
Class C No Load	10/21/2015	16.78%	8.37%	9.33%	8.20%
Class I With Load	10/21/2015	18.02%	9.44%	10.41%	9.27%
Class I No Load	10/21/2015	18.02%	9.44%	10.41%	9.27%
Class Y With Load	10/21/2015	17.96%	9.43%	10.40%	9.26%
Class Y No Load	10/21/2015	17.96%	9.43%	10.40%	9.26%

[2].	Inception date: October 21, 2015.

[3].	Class A performance with the sales charges includes the maximum 4.00% sales charge.

[4].	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

[5].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[6].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

[7].

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net rate of return for the six-month reporting period from July 1, 2020, through December 31, 2020 of 29.36%, underperforming the MSCI Emerging Markets Index (the “Benchmark”), which returned 24.07%.[1,4]

What factors influenced performance of the Fund?

∎	Contributors to relative Fund performance included the following:

∎

Korean chemicals manufacturer LG Chem was the Fund’s top contributor to relative returns. The company continues to benefit from the increased demand for electric vehicle batteries and slowly improving margins in its petrochemical business.

∎	TSMC was another strong performer, benefitting from improving product demand and news that Intel may potentially outsource to TSMC next year as it struggles with migration to the next technology node.

∎	Leading Chinese social media company Tencent also outperformed, supported by an acceleration in online advertising revenue and a strong gaming release pipeline.

∎	Detractors to relative Fund performance included the following:

∎	China Overseas Land and Investment detracted over the period due to concerns that policy measures introduced to cool the residential market may lead to a decline in new sales.

∎

CNOOC Limited, a Chinese energy company, detracted due to the decline in the oil price over the year. The announcement by the United States Department of Defense that its parent company was added to a list of companies with alleged ties to the Chinese military negatively impacted the share price towards the end of the year.

∎

Not owning Meituan-Dianping detracted after the stock performed well in response to the company’s online shopping platform gaining traction in China. However, we continue to find better opportunities elsewhere in the investment universe.

Describe recent portfolio activity.

∎

Whilst turnover for the year remained low (11.24%), the volatile market backdrop provided a number of opportunities to start building exposure in companies with sustainable business franchises and strong balance sheets at more attractive valuation entry points.

∎

Q3 2020: The Fund sold Russian retailer X5 and used the proceeds to initiate a new holding in its competitor, Magnit. The Fund also sold out of its positions in Lukoil and Banco do Brasil, in favor of opportunities elsewhere. In China, the Fund initiated positions in internet company NetEase, fast food chain Yum China and private education provider New Oriental.

∎

Q4 2020: In China, the Fund took profits in video surveillance company Hikvision after a period of strong performance. The Fund also purchased shares in wind power company Longyuan Power and initiated a position in NARI Technology, a company that produces hardware and software for the power industry. Elsewhere, the Fund initiated a position in Brazilian hypermarket Atacadão, a company we view as having compelling future growth prospects.

[1].

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

[4].

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

Describe portfolio positioning at period end.

∎

The Fund’s positioning at the end of the period reflected our bottom-up investment process, where we aim to identify companies with sustainable business franchises and future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the benchmark was not driven by a deliberate top-down strategy, but was a by-product of our bottom-up stock selection process.

∎

Relative to the benchmark, the largest active country position was in India and the largest active sector exposure was to financials, where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

As of the end of the reporting period, the top five country weightings in the Fund, on an absolute basis, were China & Hong Kong (39.2%), Taiwan (14.0%), Korea (13.4%), India (11.2%) and Brazil (4.9%). In line with our investment process, we continue to seek out bottom-up investment opportunities where we believe the future earnings potential is not fully reflected in the current share price.

Describe market and portfolio outlook.

∎

As we enter 2021, we believe markets are likely to remain volatile as investors closely monitor the third wave of infections in Europe and elsewhere. However, the ongoing trend of improving economic and earnings momentum is encouraging, while the rolling out of vaccination programs gives us grounds for optimism.

∎

Accommodative monetary and fiscal policy across emerging markets (“EM”) and elsewhere in the world has already driven an improvement in leading economic indicators everywhere, which we believe should in turn translate into stronger corporate profit performance over the course of this year.

∎

We believe continued weakness in the U.S. dollar would provide an additional boost while, in our view, the relative valuation of EM equities versus developed equities continues to remain very attractive, suggesting investor expectations for the asset class remain overly depressed. We believe this combination of steadily improving earnings, receding risk and attractive valuations should create a positive backdrop for equity markets as we navigate through 2021.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6,7]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	9/17/2018	15.01%	15.00%
Class A No Load	9/17/2018	15.01%	15.00%
Class C With Load	9/17/2018	14.14%	14.14%
Class C No Load	9/17/2018	14.14%	14.14%
Class I With Load	9/17/2018	15.30%	15.29%
Class I No Load	9/17/2018	15.30%	15.29%
Class Y With Load	9/17/2018	15.30%	15.29%
Class Y No Load	9/17/2018	15.30%	15.29%

[2].	Inception date: September 17, 2018. A fund’s performance for very short time periods may not be indicative of future performance

[3].	Class A performance with the sales charges includes the maximum 4.00% sales charge.

[4].

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

[5].	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

[6].	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

[7].

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the six-month reporting period from July 1, 2020 through December 31, 2020 of 12.18%, outperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned 11.34%.[1,5]

What factors influenced performance of the Fund?

∎

During the six-month period, the U.S. high yield bond market continued its strong recovery following the sell-off in March. For much of the third quarter, the market looked to gain back ground lost during the early days of the Covid-19 pandemic, albeit with bouts of continued volatility. However, going into the fourth quarter, progress on Covid-19 vaccines and further fiscal stimulus measures sent the market into a risk rally, propelling U.S. high yield bonds to generate a strong positive return for the period and for the full calendar year 2020.

∎

The risk-on mentality led triple-Cs to outperform during the period followed by single-Bs and double-Bs. Within the Fund, single-Bs were the largest contributor to outperformance versus the Benchmark during the six-month period as a result of credit selection, followed by triple-Cs due to an overweight allocation, which benefitted relative performance. Double-Bs lagged the Benchmark due to credit selection.

∎

From an industry perspective, sectors most heavily impacted by the Covid-19 pandemic earlier in the year also saw a strong rebound, including names in the aerospace and defense sector and the leisure, amusement and entertainment sector. Fund positioning across many of these names benefitted performance relative to the Benchmark, including hotel, airline, gaming, and travel holdings. The Fund’s credit selection within the telecommunications sector was the largest positive contributor to performance versus the Benchmark. The oil and gas sector continued to rally alongside the price of crude oil, outperforming much of the broader market. As such, a modest underweight allocation to the sector, alongside individual credit underperformance of Fund holdings, led the Fund to lag the Benchmark in the sector.

Describe recent portfolio activity.

∎	The Fund’s allocation to BB and above rated credits decreased during the course of the six-month period, primarily through a shift towards B holdings but also select CCC-rated credits.

∎

Across industries, the oil and gas sector remained the largest sector by market value among the Fund’s holdings followed by the telecommunications sector, with each seeing modest increases during the period. The Fund’s allocation to the broadcasting and entertainment sector was reduced along with holdings in the buildings and real estate sector.

∎

Senior secured high yield bonds represented a larger allocation of Fund holdings at period-end, while the Fund’s holdings of senior unsecured bond were reduced. This was in-part due to the substantial new issuance of senior secured bonds during the period, which tend to carry a lower risk of principal loss than other debt instruments issued by the same corporation given their position at the top of a company’s capital structure, ranking ahead of subordinated debt and equity.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Benchmark. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in a Benchmark.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished December 31, 2020 with a 73.4% weighting to senior unsecured bonds and a 17.6% weighting to senior secured high yield bonds. The remaining balance of the portfolio was invested in senior secured loans (6.5%), and cash, accrued income and other holdings (2.5%).

∎

From a sector perspective, the Fund remained well-diversified across a number of Moody’s-based industries, with higher concentrations, as mentioned above, in oil and gas (13.8%), telecommunications (12.0%), and finance (7.5%) as of December 31, 2020.

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 3.9% in triple-B, 45.5% in double-B, 31.2% in single-B, 15.7% in triple-C and below, and 2.3% in cash and accrued income. The Fund’s weighting in not-publicly rated holdings finished the period at 1.4%.[2]

Describe market and portfolio outlook.

∎

While high yield credit markets have bounced back significantly since the troughs of the pandemic, we believe the market continues to offer upside potential, particularly in today’s low-rate and low-yielding environment. Additionally, as demand has improved for the bank loan asset class recently, we believe this will provide a supportive tailwind for the asset class heading into 2021.

∎

Given the focus of borrowers on maintaining liquidity, we believe defaults may compress as we move throughout 2021 and credit spreads are fairly compensating investors based on the expectations for defaults.

∎

However, there remains an element of uncertainty in the markets as a result of the global pandemic and therefore we believe credit selection will remain critical in high yield credit markets focused on issuers that can withstand short-term volatility and potentially offer upside as the economy continues to recover.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of December 31, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of December 31, 2020.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	(0.20)%	3.04%	6.39%	5.58%
Class A No Load	10/30/2015	3.96%	4.45%	7.27%	6.42%
Class C With Load	10/30/2015	2.25%	3.67%	6.47%	5.63%
Class C No Load	10/30/2015	3.23%	3.67%	6.47%	5.63%
Class I With Load	10/30/2015	4.27%	4.71%	7.53%	6.68%
Class I No Load	10/30/2015	4.27%	4.71%	7.53%	6.68%
Class Y With Load	10/30/2015	4.27%	4.71%	7.53%	6.68%
Class Y No Load	10/30/2015	4.27%	4.71%	7.53%	6.68%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Benchmark. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in a Benchmark.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

8.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Funds Trust 2020 Semi-Annual Report

This page intentionally left blank.

Barings Funds Trust 2020 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,093.00	$1,046.50	$5.28
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.75%	1,000.00	1,088.90	1,044.45	9.21
Hypothetical	1.75%	1,000.00	1,016.40	1,008.20	8.89

Class I
Actual	0.75%	1,000.00	1,094.40	1,047.20	3.96
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	1,094.40	1,047.20	3.96
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2020 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,108.10	$1,054.05	$6.38
Hypothetical	1.20%	1,000.00	1,019.20	1,009.60	6.11

Class C
Actual	1.95%	1,000.00	1,104.30	1,052.15	10.34
Hypothetical	1.95%	1,000.00	1,015.40	1,007.70	9.91

Class I
Actual	0.95%	1,000.00	1,109.90	1,054.95	5.05
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

Class Y
Actual	0.95%	1,000.00	1,110.00	1,055.00	5.05
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,049.20	$1,024.60	$3.36
Hypothetical	0.65%	1,000.00	1,021.90	1,010.95	3.31

Class C
Actual	0.90%	1,000.00	1,047.90	1,023.95	4.65
Hypothetical	0.90%	1,000.00	1,020.70	1,010.35	4.58

Class I
Actual	0.40%	1,000.00	1,050.50	1,025.25	2.07
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

Class Y
Actual	0.40%	1,000.00	1,050.50	1,025.25	2.07
Hypothetical	0.40%	1,000.00	1,023.20	1,011.60	2.04

Class L
Actual	0.65%	1,000.00	1,049.20	1,024.60	3.36
Hypothetical	0.65%	1,000.00	1,021.90	1,010.95	3.31

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2020 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Diversified Income Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,077.80	$1,038.90	$4.19
Hypothetical	0.80%	1,000.00	1,021.20	1,010.60	4.08

Class C
Actual	1.55%	1,000.00	1,073.70	1,036.85	8.10
Hypothetical	1.55%	1,000.00	1,017.40	1,008.70	7.88

Class I
Actual	0.55%	1,000.00	1,079.10	1,039.55	2.88
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

Class Y
Actual	0.55%	1,000.00	1,079.00	1,039.50	2.88
Hypothetical	0.55%	1,000.00	1,022.40	1,011.20	2.80

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,123.10	$1,061.55	$6.42
Hypothetical	1.20%	1,000.00	1,019.20	1,009.60	6.11

Class C
Actual	1.95%	1,000.00	1,119.00	1,059.50	10.42
Hypothetical	1.95%	1,000.00	1,015.40	1,007.70	9.91

Class I
Actual	0.95%	1,000.00	1,124.50	1,062.25	5.09
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

Class Y
Actual	0.95%	1,000.00	1,124.60	1,062.30	5.09
Hypothetical	0.95%	1,000.00	1,020.40	1,010.20	4.84

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2020 Semi-Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO(**)(***)	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.40%	$1,000.00	$1,291.90	$1,145.95	$8.09
Hypothetical	1.40%	1,000.00	1,018.10	1,009.05	7.12

Class C
Actual	2.15%	1,000.00	1,287.00	1,143.50	12.39
Hypothetical	2.15%	1,000.00	1,014.40	1,007.20	10.92

Class I
Actual	1.15%	1,000.00	1,293.60	1,146.80	6.65
Hypothetical	1.15%	1,000.00	1,019.40	1,009.70	5.85

Class Y
Actual	1.15%	1,000.00	1,293.60	1,146.80	6.65
Hypothetical	1.15%	1,000.00	1,019.40	1,009.70	5.85

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

***

As of November 5, 2020, the Adviser agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.15%, 1.90%, 0.90% and 0.90% as a percentage of average daily net assets for Class A, Class C, Class I and Class Y, respectively. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.45%, 2.20%, 1.20% and 1.20% as a percentage of net assets for Class A, Class C, Class I and Class Y, respectively.

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,120.20	$1,060.10	$5.34
Hypothetical	1.00%	1,000.00	1,020.20	1,010.10	5.09

Class C
Actual	1.75%	1,000.00	1,116.20	1,058.10	9.33
Hypothetical	1.75%	1,000.00	1,016.40	1,008.20	8.89

Class I
Actual	0.75%	1,000.00	1,121.80	1,060.90	4.01
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

Class Y
Actual	0.75%	1,000.00	1,121.80	1,060.90	4.01
Hypothetical	0.75%	1,000.00	1,021.40	1,010.70	3.82

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 184/365.

Barings Funds Trust 2020 Semi-Annual Report

BARINGS FUNDS TRUST

FINANCIAL REPORT

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Assets
Investments, at fair value (cost $202,978,376, $159,801,908, $856,482,341 and $43,825,895, respectively)	$198,264,735	$155,330,661	$866,998,965	$44,706,035
Cash	9,306,261	13,267,481	8,006,775	2,200,539
Foreign currency, at value (cost $163,250, $958,933, $0 and $0, respectively)	163,697	973,852	–	–
Receivable for investments sold	8,263,417	2,545,615	–	–
Receivable for Fund shares sold	41,955	19,006	11,488,772	27,073
Interest receivable	1,374,332	1,981,070	4,203,757	289,046
Receivable from adviser (see Note 3)	–	–	–	1,781
Cash collateral held at broker on forward foreign currency exchange contracts	–	420,000	–	–
Cash collateral held at broker on open futures contracts	–	–	–	229,593
Foreign tax reclaims receivable	609	1,778	2,510	–
Unrealized appreciation on forward foreign currency exchange contracts	52,763	50,743	–	2,086
Prepaid expenses	74,147	63,309	144,854	27,453

Total assets	217,541,916	174,653,515	890,845,633	47,483,606

Liabilities
Payable for investments purchased	–	87,692	–	–
Payable for TBA and when-issued securities purchased	4,465,454	1,727,461	–	1,000,000
Payable for Fund shares repurchased	699,279	311,919	5,672,516	6,617
Payable for variation margin on open futures contracts	–	–	114,806	15,867
Investment advisory fee payable (see Note 3)	75,897	82,948	111,299	–
Cash collateral Due to Broker	–	–	1,010,000	–
Distribution fees payable	14,116	8,011	30,464	230
Shareholder service fees payable	21,839	12,547	51,272	1,088
Dividends payable	77,874	205,173	248,606	52,106
Unrealized depreciation on forward foreign currency exchange contracts	482,402	457,436	–	10,431
Unrealized depreciation on unfunded loan commitments	618	317	–	–
Accrued expenses and other liabilities	182,741	166,532	396,488	53,392

Total liabilities	6,020,220	3,060,036	7,635,451	1,139,731

Total net assets	$211,521,696	$171,593,479	$883,210,182	$46,343,875

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2020 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$230	$195	$897	$50
Additional paid-in capital	229,871,177	194,838,911	898,596,149	48,355,266
Total distributable earnings (accumulated loss)	(18,349,711)	(23,245,627)	(15,386,864)	(2,011,441)

Total net assets	$211,521,696	$171,593,479	$883,210,182	$46,343,875

Class A
Net assets applicable to outstanding shares	$38,613,688	$7,701,572	$39,449,905	$336,414

Shares of beneficial interest outstanding	4,212,567	876,908	4,004,520	36,172

Net asset value per share outstanding	$9.17	$8.78	$9.85	$9.30

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.45	$9.15	$9.85	$9.69

Class C
Net assets applicable to outstanding shares	$6,831,771	$7,550,142	$2,358,850	$186,560

Shares of beneficial interest outstanding	748,098	860,404	239,775	20,061

Net asset value per share outstanding	$9.13	$8.78	$9.84	$9.30

Class I
Net assets applicable to outstanding shares	$43,205,714	$23,557,632	$97,536	$11,489,714

Shares of beneficial interest outstanding	4,700,726	2,681,904	9,901	1,235,482

Net asset value per share outstanding	$9.19	$8.78	$9.85	$9.30

Class Y
Net assets applicable to outstanding shares	$122,870,523	$132,784,133	$745,872,066	$34,315,241

Shares of beneficial interest outstanding	13,383,050	15,116,437	75,776,872	3,690,166

Net asset value per share outstanding	$9.18	$8.78	$9.84	$9.30

Class L
Net assets applicable to outstanding shares			$95,431,825

Shares of beneficial interest outstanding			9,688,833

Net asset value per share outstanding			$9.85

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $66,034,132, $9,598,076 and $48,082,878, respectively)	$70,605,905	$12,942,691	$49,489,251
Cash	6,068,858	289,596	1,677,311
Foreign currency, at value (cost $174, $10,588 and $0, respectively)	174	10,601	–
Receivable for investments sold	2,758,545	52,398	1,095
Receivable for Fund shares sold	443,450	–	5,156
Interest receivable	1,225,801	4,847	791,076
Cash collateral held at broker on open swap contracts	2,559,753	–	–
Receivable from adviser (see Note 3)	–	5,394	–
Cash collateral held at broker on open futures contracts	142,000	–	–
Foreign tax reclaims receivable	10,446	1,365	–
Unrealized appreciation on forward foreign currency exchange contracts	1,497,910	–	–
Prepaid expenses	130,769	49,045	29,365

Total assets	85,443,611	13,355,937	51,993,254

Liabilities
Payable for investments purchased	2,758,545	–	–
Payable for TBA and when-issued securities purchased	–	–	654,969
Payable for Fund shares repurchased	19,429	–	2,719
Swap contracts, at fair value (up-front net premiums received of $222,336, $0, $0, respectively)	976,756	–	–
Payable for variation margin on open swap contracts	37,154	–	–
Payable for variation margin on open futures contracts	9,750	–	–
Investment advisory fee payable (see Note 3)	30,968	–	11,613
Directors’ fees payable	–	3,110	–
Cash collateral Due to Broker	740,000	–	–
Distribution fees payable	2,286	139	419
Dividends payable	116,408	–	100,128
Unrealized depreciation on forward foreign currency exchange contracts	1,524,709	–	–
Accrued expenses and other liabilities	65,939	49,738	37,726

Total liabilities	6,281,944	52,987	807,574

Total net assets	$79,161,667	$13,302,950	$51,185,680

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2020 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$71	$10	$53
Additional paid-in capital	73,520,641	9,984,604	52,988,162
Total distributable earnings (accumulated loss)	5,640,955	3,318,336	(1,802,535)

Total net assets	$79,161,667	$13,302,950	$51,185,680

Class A
Net assets applicable to outstanding shares	$10,493,407	$132,843	$1,189,109

Shares of beneficial interest outstanding	940,737	10,000	122,249

Net asset value per share outstanding	$11.15	$13.28	$9.73

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$11.61	$13.83	$10.14

Class C
Net assets applicable to outstanding shares	$258,444	$132,191	$97,256

Shares of beneficial interest outstanding	23,174	10,000	10,000

Net asset value per share outstanding	$11.15	$13.22	$9.73

Class I
Net assets applicable to outstanding shares	$10,443,256	$6,518,958	$12,058,898

Shares of beneficial interest outstanding	935,905	490,000	1,240,000

Net asset value per share outstanding	$11.16	$13.30	$9.72

Class Y
Net assets applicable to outstanding shares	$57,966,560	$6,518,958	$37,840,417

Shares of beneficial interest outstanding	5,196,994	490,000	3,891,138

Net asset value per share outstanding	$11.15	$13.30	$9.72

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2020 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Investment Income
Interest income (net of withholding tax of $0, $0, $7,198 and $0, respectively)	$5,578,955	$5,347,794	$11,973,900	$689,544
Dividends	642	123	276,426	–
Other income	151,640	378,595	–	–

Total investment income	5,731,237	5,726,512	12,250,326	689,544

Operating Expenses
Advisory fees	705,632	621,134	1,439,275	87,203
12b-1 distribution and servicing plan
Class A	48,073	39,067	53,519	575
Class C	34,020	37,523	6,254	914
Class L	–	–	125,352	–
Shareholder service fee
Class A	6,311	2,083	23,510	13
Class C	1,801	2,158	747	–
Class Y	44,617	24,003	248,626	7,610
Class L	–	–	747	–
Administrator fees	72,264	62,512	206,893	25,455
Custody fees	66,959	63,581	225,851	14,749
Professional fees	50,195	49,025	47,571	36,298
Transfer agent fees	17,493	14,214	54,308	10,418
Directors’ fees	14,650	12,735	36,046	8,041
Registration fees	40,971	35,643	85,155	27,493
Printing and mailing expenses	8,738	6,635	16,773	1,288
Other operating expenses	37,278	30,297	130,611	5,808

Total operating expenses	1,149,002	1,000,610	2,701,238	225,865
Waiver/Reimbursement of expenses
Class A	(41,675)	(23,178)	(56,642)	(3,537)
Class C	(10,428)	(9,362)	(6,029)	(2,943)
Class I	(37,920)	(15,828)	(3,646)	(24,917)
Class Y	(162,695)	(88,881)	(733,963)	(73,065)
Class L	–	–	(70,947)	–

Net operating expenses	896,284	863,361	1,830,011	121,403

Net investment income	4,834,953	4,863,151	10,420,315	568,141

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2020 (Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$(2,466,799)	$(3,090,983)	$4,528,598	$523,142
Net realized gain (loss) on forward foreign currency exchange contracts	(2,979,313)	(2,629,760)	–	(33,840)
Net realized gain on foreign currency and translation	231,912	42,960	–	5,556
Net realized gain (loss) on futures contracts	–	–	13,032	52,374
Net realized gain (loss) on swap contracts	–	–	(340,586)	(27,294)
Net realized gain on written options	–	403,346	–	–
Net realized gain (loss) on purchased options	–	(692,562)	–	–

Net realized gain (loss)	(5,214,200)	(5,966,999)	4,201,044	519,938

Net change in unrealized appreciation on investments	20,713,479	19,074,581	24,989,366	2,136,749
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	(618)	(317)	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(989,769)	(853,832)	–	(4,172)
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(9,313)	29,534	–	(860)
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	115,105	61,968
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	121,089	–
Net change in unrealized appreciation on written option contracts	–	18,451	–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	(37,712)	(46,684)	–

Net change in unrealized appreciation (depreciation)	19,713,779	18,230,705	25,178,876	2,193,685

Net realized and unrealized gains	14,499,579	12,263,706	29,379,920	2,713,623

Net increase in net assets resulting from operations	$19,334,532	$17,126,857	$39,800,235	$3,281,764

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2020 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $3,094, $0 and $0, respectively)	$2,027,682	$—	$1,524,104
Dividend income (net of withholding tax of $0, $14,750, and $0, respectively)	—	118,449	—
Other income	4,250	—	5,250

Total investment income	2,031,932	118,449	1,529,354

Operating Expenses
Advisory fees	233,224	54,308	135,405
12b-1 distribution and servicing plan
Class A	10,598	151	2,488
Class C	1,303	601	470
Shareholder service fee
Class A	1,224	—	559
Class C	24	—	—
Class Y	4,215	—	2,663
Administrator fees	27,882	15,123	26,018
Custody fees	37,409	5,176	16,065
Professional fees	32,947	23,975	24,494
Transfer agent fees	14,661	8,361	5,890
Directors’ fees	9,003	15,198	8,762
Registration fees	30,327	27,968	28,769
Printing and mailing expenses	1,148	3,025	1,382
Other operating expenses	7,966	2,703	7,418

Total operating expenses	411,931	156,589	260,383
Waiver/Reimbursement of expenses
Class A	(16,390)	(2,902)	(4,604)
Class C	(3,976)	(2,898)	(1,551)
Class I	(19,770)	(41,844)	(16,497)
Class Y	(64,476)	(41,842)	(50,130)

Net operating expenses	307,319	67,103	187,601

Net investment income	1,724,613	51,346	1,341,753

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Six Months Ended December 31, 2020 (Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND
Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$1,214,371	$377,552	$(815,848)
Net realized gain on forward foreign currency exchange contracts	1,185,382	—	—
Net realized gain (loss) on foreign currency and translation	(1,538)	(1,304)	—
Net realized gain (loss) on futures contracts	33,456	—	—
Net realized gain on swap contracts	2,191,177	—	—

Net realized gain (loss)	4,622,848	376,248	(815,848)

Net change in unrealized appreciation on investments (1)	5,726,852	2,603,672	5,093,978
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(881,405)	—	—
Net change in unrealized appreciation on foreign currency and translation	61,035	203	—
Net change in unrealized appreciation (depreciation) on futures contracts	47,219	—	—
Net change in unrealized appreciation (depreciation) on swap contracts	(3,520,542)	—	—

Net change in unrealized appreciation (depreciation)	1,433,159	2,603,875	5,093,978

Net realized and unrealized gains	6,056,007	2,980,123	4,278,130

Net increase in net assets resulting from operations	$7,780,620	$3,031,469	$5,619,883

(1)	Net of change in unrealized appreciation/(depreciation) of foreign capital gains taxes of $(1,486).

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	4,834,953	11,934,842	4,863,151	10,927,198
Net realized loss	(5,214,200)	(8,284,095)	(5,966,999)	(9,309,427)
Net change in unrealized appreciation (depreciation)	19,713,779	(13,188,700)	18,230,705	(12,349,471)

Net increase (decrease) in net assets from operations	19,334,532	(9,537,953)	17,126,857	(10,731,700)

Dividends and distributions
Class A	(788,813)	(1,752,333)	(829,217)	(2,270,709)

Class C	(114,021)	(263,597)	(174,393)	(321,702)

Class I	(906,517)	(1,584,124)	(639,563)	(1,091,239)

Class Y	(2,833,397)	(7,063,704)	(2,958,638)	(5,901,580)

Total Dividends and distributions	(4,642,748)	(10,663,758)	(4,601,811)	(9,585,230)

Class A	—	(360,351)	—	(356,912)

Class C	—	(52,291)	—	(51,371)

Class I	—	(369,841)	—	(174,380)

Class Y	—	(1,382,565)	—	(870,042)

Total Return of capital	—	(2,165,048)	—	(1,452,705)

Capital Share Transactions
Net proceeds from sale of shares	16,803,479	106,125,221	50,765,498	64,702,295
Net Asset Value of shares issued to shareholders in payment of distributions declared	4,014,725	10,443,892	3,361,201	8,443,894
Cost of shares redeemed	(38,698,298)	(153,128,901)	(59,198,058)	(99,727,481)

Net decrease in net assets resulting from capital stock transactions	(17,880,094)	(36,559,788)	(5,071,359)	(26,581,292)

Total increase (decrease) in net assets	(3,188,310)	(58,926,547)	7,453,687	(48,350,927)

Net Assets
Beginning of period	214,710,006	273,636,553	164,139,792	212,490,719

End of period	211,521,696	214,710,006	171,593,479	164,139,792

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS DIVERSIFIED INCOME FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$10,420,315	$24,970,866	$568,141	$1,479,690
Net realized gain (loss)	4,201,044	(24,682,091)	519,938	(2,679,571)
Net change in unrealized appreciation (depreciation)	25,178,876	(20,585,735)	2,193,685	(1,572,448)

Net increase (decrease) in net assets from operations	39,800,235	(20,296,960)	3,281,764	(2,772,329)

Dividends and distributions
Class A	(498,176)	(4,268,051)	(5,481)	(9,395)

Class C	(25,992)	(61,754)	(1,454)	(4,704)

Class I	(1,249)	(6,754)	(145,806)	(406,140)

Class Y	(8,704,283)	(20,482,090)	(409,913)	(1,051,301)

Class L(1)	(1,170,139)	(108,096)	—	—

Total Dividends and distributions	(10,399,839)	(24,926,745)	(562,654)	(1,471,540)

Capital Share Transactions
Net proceeds from sale of shares	245,184,887	686,580,548	3,812,154	21,879,952
Net Asset Value of shares issued to shareholders in payment of distributions declared	8,754,603	20,314,845	254,761	636,919
Cost of shares redeemed	(203,626,709)	(573,907,960)	(1,231,882)	(19,982,097)

Net increase in net assets resulting from capital stock transactions	50,312,781	132,987,433	2,835,033	2,534,774

Total increase (decrease) in net assets	79,713,177	87,763,728	5,554,143	(1,709,095)

Net Assets
Beginning of period	803,497,005	715,733,277	40,789,732	42,498,827

End of period	$883,210,182	$803,497,005	$46,343,875	$40,789,732

(1)	Commenced operations on May 1, 2020.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$1,724,613	$3,720,549	$51,346	$179,524
Net realized gain (loss)	4,622,848	(237,910)	376,248	(343,901)
Net change in unrealized appreciation (depreciation)	1,433,159	2,688,775	2,603,875	(235,789)

Net increase (decrease) in net assets from operations	7,780,620	6,171,414	3,031,469	(400,166)

Dividends and distributions
Class A	(449,567)	(150,461)	(933)	(3,013)

Class C	(11,888)	(14,353)	(547)	(2,081)

Class I	(569,490)	(1,361,075)	(51,989)	(163,753)

Class Y	(2,376,873)	(2,004,219)	(51,989)	(163,753)

Total Dividends and distributions	(3,407,818)	(3,530,108)	(105,458)	(332,600)

Return of capital
Class A	—	—	—	(137)

Class C	—	—	—	(95)

Class I	—	—	—	(7,453)

Class Y	—	—	—	(7,453)

Total Return of capital	—	—	—	(15,138)

Capital Share Transactions
Net proceeds from sale of shares	31,377,023	28,149,569	—	—
Net Asset Value of shares issued to shareholders in payment of distributions declared	2,076,996	647,379	—	—
Cost of shares redeemed	(13,324,953)	(27,212,488)	—	—

Net increase in net assets resulting from capital stock transactions	20,129,066	1,584,460	—	—

Total increase (decrease) in net assets	24,501,868	4,225,766	2,926,011	(747,904)

Net Assets
Beginning of period	54,659,799	50,434,033	10,376,939	11,124,843

End of period	$79,161,667	$54,659,799	$13,302,950	$10,376,939

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	BARINGS U.S. HIGH YIELD FUND
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$1,341,753	$2,826,976
Net realized loss	(815,848)	(1,800,225)
Net change in unrealized appreciation (depreciation)	5,093,978	(3,074,461)

Net increase (decrease) in net assets from operations	5,619,883	(2,047,710)

Dividends and distributions
Class A	(51,975)	(142,062)

Class C	(2,090)	(4,612)

Class I	(317,396)	(688,893)

Class Y	(966,995)	(2,043,599)

Total Dividends and distributions	(1,338,456)	(2,879,166)

Capital Share Transactions
Net proceeds from sale of shares	3,576,531	8,447,531
Net Asset Value of shares issued to shareholders in payment of distributions declared	693,151	1,475,410
Cost of shares redeemed	(3,402,079)	(9,728,479)

Net increase in net assets resulting from capital stock transactions	867,603	194,462

Total increase (decrease) in net assets	5,149,030	(4,732,414)

Net Assets
Beginning of period	46,036,650	50,769,064

End of period	$51,185,680	$46,036,650

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.56		$9.26	$9.48	$9.54		$9.13		$9.60
Income from investment operations:
Net investment income (2)	0.19		0.41	0.44	0.43		0.43		0.44
Net realized and unrealized gain (loss)	0.60		(0.66)	(0.18)	(0.06)		0.42		(0.45)

Total increase (decrease) from investment operations	0.79		(0.25)	0.26	0.37		0.85		(0.01)

Less dividends and distributions:
From net investment income	(0.18)		(0.34)	(0.44)	(0.38)		(0.31)		(0.46)
From net realized gain	–		(0.03)	(0.04)	–		–		–
From return of capital	–		(0.08)	–	(0.05)		(0.13)		–

Total dividends and distributions	(0.18)		(0.45)	(0.48)	(0.43)		(0.44)		(0.46)

Net asset value, at end of period	$9.17		$8.56	$9.26	$9.48		$9.54		$9.13

Total investment return (3)	9.30	%(4)	(2.79)%	2.77%	4.00%		9.47%		(0.04)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$38,614		$37,431	$45,213	$53,371		$45,363		$13,980
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.22	% (5)	1.22%	1.25%	1.26%		1.37%		1.72%
Ratio of net expenses to average net assets (6)	1.00	% (5)	1.00%	1.00%	0.96	%(7)	0.99	%(8)	1.05	% (9)
Ratio of net investment income to average net assets	4.28	% (5)	4.63%	4.72%	4.55%		4.52%		4.74%
Portfolio turnover rate	17.35	% (4)	37.23%	46.51%	57.74%		47.06%		62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.53		$9.22	$9.45		$9.51		$9.10		$9.57
Income from investment operations:
Net investment income (2)	0.16		0.35	0.37		0.36		0.37		0.37
Net realized and unrealized gain (loss)	0.59		(0.66)	(0.19)		(0.06)		0.41		(0.45)

Total increase (decrease) from investment operations	0.75		(0.31)	0.18		0.30		0.78		(0.08)

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.37)		(0.32)		(0.26)		(0.39)
From net realized gain	–		(0.03)	(0.04)		–		–		–
From return of capital	–		(0.06)	–		(0.04)		(0.11)		–

Total dividends and distributions	(0.15)		(0.38)	(0.41)		(0.36)		(0.37)		(0.39)

Net asset value, at end of period	$9.13		$8.53	$9.22		$9.45		$9.51		$9.10

Total investment return (3)	8.89	%(4)	(3.52)%	2.02%		3.24%		8.68%		(0.81)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,832		$6,494	$8,005		$8,311		$8,018		$6,803
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.06	% (5)	2.04%	2.05%		2.09%		2.24%		2.50%
Ratio of net expenses to average net assets (6)	1.75	% (5)	1.75%	1.74	%(7)	1.70	% (7)	1.71	% (8)	1.80	% (9)
Ratio of net investment income to average net assets	3.53	% (5)	3.88%	4.00%		3.80%		3.91%		4.04%
Portfolio turnover rate	17.35	% (4)	37.23%	46.51%		57.74%		47.06%		62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(9)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.58		$9.28	$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (2)	0.20		0.43	0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss)	0.61		(0.66)	(0.18)	(0.06)		0.40	(0.45)

Total increase (decrease) from investment operations	0.81		(0.23)	0.29	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.20)		(0.36)	(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	–		(0.03)	(0.04)	–		–	–
From return of capital	–		(0.08)	–	(0.05)		(0.14)	–

Total dividends and distributions	(0.20)		(0.47)	(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of period	$9.19		$8.58	$9.28	$9.50		$9.56	$9.15

Total investment return (3)	9.44	%(4)	(2.47)%	3.04%	4.28%		9.74%	0.25%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$43,206		$39,483	$32,531	$18,370		$19,733	$19,903
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.93	% (5)	0.92%	0.94%	1.03%		1.16%	1.29%
Ratio of net expenses to average net assets (6)	0.75	% (5)	0.75%	0.75%	0.71	% (7)	0.75%	0.75%
Ratio of net investment income to average net assets	4.53	% (5)	4.87%	5.01%	4.78%		4.90%	5.07%
Portfolio turnover rate	17.35	% (4)	37.23%	46.51%	57.74%		47.06%	62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.58		$9.27	$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (2)	0.20		0.44	0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss)	0.60		(0.66)	(0.19)	(0.06)		0.40	(0.45)

Total increase (decrease) from investment operations	0.80		(0.22)	0.28	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.20)		(0.36)	(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	–		(0.03)	(0.04)	–		–	–
From return of capital	–		(0.08)	–	(0.05)		(0.14)	–

Total dividends and distributions	(0.20)		(0.47)	(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of period	$9.18		$8.58	$9.27	$9.50		$9.56	$9.15

Total investment return (3)	9.44	%(4)	(2.54)%	3.03%	4.27%		9.73%	0.22%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$122,871		$131,302	$187,887	$172,736		$122,736	$125,957
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.00	%(5)	0.99%	0.96%	1.01%		1.14%	1.27%
Ratio of net expenses to average net assets (6)	0.75	%(5)	0.75%	0.75%	0.71	% (7)	0.75%	0.75%
Ratio of net investment income to average net assets	4.53	%(5)	4.89%	4.99%	4.79%		4.90%	5.08%
Portfolio turnover rate	17.35	%(4)	37.23%	46.51%	57.74%		47.06%	62.99%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.14		$8.93	$9.32	$9.51	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.25		0.46	0.50	0.49	0.55	0.56
Net realized and unrealized gain (loss)	0.62		(0.79)	(0.30)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	0.87		(0.33)	0.20	0.30	1.26	(0.10)

Less dividends and distributions:
From net investment income	(0.23)		(0.40)	(0.48)	(0.47)	(0.50)	(0.61)
From net realized gain	–		–	(0.10)	–	–	–
From return of capital	–		(0.06)	(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.23)		(0.46)	(0.59)	(0.49)	(0.55)	(0.61)

Net asset value, at end of period	$8.78		$8.14	$8.93	$9.32	$9.51	$8.80

Total investment return (3)	10.81	%(4)	(3.69)%	2.39%	3.24%	14.61%	(0.84)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,702		$44,860	$51,205	$60,507	$26,904	$12,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.35	%(5)	1.32%	1.36%	1.38%	1.56%	1.90%
Ratio of net expenses to average net assets (6)	1.20	%(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.86	%(5)	5.35%	5.46%	5.17%	5.83%	6.28%
Portfolio turnover rate	28.09	%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.13		$8.92	$9.31	$9.50	$8.79	$9.50
Income from investment operations:
Net investment income (2)	0.21		0.39	0.43	0.42	0.48	0.49
Net realized and unrealized gain (loss)	0.64		(0.78)	(0.29)	(0.19)	0.71	(0.65)

Total increase (decrease) from investment operations	0.85		(0.39)	0.14	0.23	1.19	(0.16)

Less dividends and distributions:
From net investment income	(0.20)		(0.35)	(0.42)	(0.40)	(0.43)	(0.55)
From net realized gain	–		–	(0.10)	–	–	–
From return of capital	–		(0.05)	(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.20)		(0.40)	(0.53)	(0.42)	(0.48)	(0.55)

Net asset value, at end of period	$8.78		$8.13	$8.92	$9.31	$9.50	$8.79

Total investment return (3)	10.43	%(4)	(4.41)%	1.63%	2.47%	13.75%	(1.59)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,550		$7,421	$8,462	$8,842	$6,628	$3,578
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.20	%(5)	2.18%	2.21%	2.21%	2.39%	2.91%
Ratio of net expenses to average net assets (6)	1.95	%(5)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.96	%(5)	4.60%	4.73%	4.44%	5.12%	5.50%
Portfolio turnover rate	28.09	%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.14		$8.93	$9.32	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.25		0.48	0.52	0.51	0.58	0.58
Net realized and unrealized gain (loss)	0.63		(0.79)	(0.29)	(0.18)	0.70	(0.65)

Total increase (decrease) from investment operations	0.88		(0.31)	0.23	0.33	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.24)		(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–		–	(0.10)	–	–	–
From return of capital	–		(0.07)	(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.24)		(0.48)	(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of period	$8.78		$8.14	$8.93	$9.32	$9.50	$8.80

Total investment return (3)	10.99	%(4)	(3.45)%	2.65%	3.49%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$23,558		$21,606	$23,203	$21,788	$22,228	$24,689
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.09	%(5)	1.07%	1.09%	1.13%	1.27%	1.54%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.96	%(5)	5.60%	5.69%	5.45%	6.22%	6.54%
Portfolio turnover rate	28.09	%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of period	$8.14		$8.93	$9.31	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (2)	0.25		0.48	0.52	0.51	0.57	0.59
Net realized and unrealized gain (loss)	0.63		(0.79)	(0.28)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	0.88		(0.31)	0.24	0.32	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.24)		(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–		–	(0.10)	–	–	–
From return of capital	–		(0.07)	(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.24)		(0.48)	(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of period	$8.78		$8.14	$8.93	$9.31	$9.50	$8.80

Total investment return (3)	11.00	%(4)	(3.44)%	2.64%	3.48%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$132,784		$90,254	$129,621	$140,362	$96,014	$58,312
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.12	%(5)	1.10%	1.12%	1.14%	1.28%	1.55%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.92	%(5)	5.60%	5.71%	5.43%	6.14%	6.56%
Portfolio turnover rate	28.09	%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Unaudited.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$9.94	$9.88	$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (3)	0.11		0.27	0.27	0.21	0.17		0.15
Net realized and unrealized gain (loss)	0.35		(0.44)	0.08	(0.10)	0.03		(0.03	)(4)

Total increase (decrease) from investment operations	0.46		(0.17)	0.35	0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.11)		(0.27)	(0.27)	(0.21)	(0.17)		(0.14)
From net realized gain	–		–	(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.11)		(0.27)	(0.29)	(0.24)	(0.17)		(0.14)

Net asset value, at end of period	$9.85		$9.50	$9.94	$9.88	$10.01		$9.98

Total investment return (6)	4.92	%(7)	(1.68)%	3.52%	1.10%	2.12%		1.17	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$39,450		$43,022	$135,981	$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.91	%(8)	0.85%	0.90%	0.94%	1.06%		1.18	%(8)
Ratio of net expenses to average net assets (9)	0.65	%(8)	0.65%	0.65%	0.65%	0.65%		0.65	%(8)
Ratio of net investment income to average net assets	2.33	%(8)	2.81%	2.75%	2.15%	1.72%		1.51	%(8)
Portfolio turnover rate	29.88	%(7)	58.11%	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.49		$9.93	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.10		0.25	0.25	0.19	0.19		0.07
Net realized and unrealized gain (loss)	0.35		(0.44)	0.08	(0.11)	0.05		(0.03	)(4)

Total increase (decrease) from investment operations	0.45		(0.19)	0.33	0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.10)		(0.25)	(0.25)	(0.19)	(0.20)		(0.07)
From net realized gain	–		–	(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.10)		(0.25)	(0.27)	(0.22)	(0.20)		(0.07)

Net asset value, at end of period	$9.84		$9.49	$9.93	$9.87	$10.01		$9.97

Total investment return (6)	4.79	%(7)	(1.96)%	3.23%	0.84%	2.41%		0.39	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,359		$2,498	$1,178	$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.38	%(8)	1.41%	1.70%	1.95%	3.09	%(9)	5.44	%(8)(10)
Ratio of net expenses to average net assets (11)	0.90	%(8)	0.90%	0.90%	0.90%	0.40	%(9)	1.40	%(8)(10)
Ratio of net investment income to average net assets	2.08	%(8)	2.56%	2.51%	1.92%	1.94	%(9)	0.71	%(8)(10)
Portfolio turnover rate	29.88	%(7)	58.11%	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(10)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(11)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$9.94	$9.88	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.13		0.30	0.30	0.24	0.18		0.16
Net realized and unrealized gain (loss)	0.35		(0.44)	0.08	(0.10)	0.06		(0.03	)(4)

Total increase (decrease) from investment operations	0.48		(0.14)	0.38	0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.13)		(0.30)	(0.30)	(0.24)	(0.20)		(0.16)
From net realized gain	–		–	(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.13)		(0.30)	(0.32)	(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.85		$9.50	$9.94	$9.88	$10.01		$9.97

Total investment return (6)	5.05	%(7)	(1.45)%	3.78%	1.39%	2.44%		1.35	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$98		$94	$301	$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.92	%(8)	3.86%	2.84%	3.07%	1.67%		0.96	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%	0.40%	0.40%		0.44	%(8)
Ratio of net investment income to average net assets	2.59	%(8)	3.03%	3.01%	2.39%	1.84%		1.67	%(8)
Portfolio turnover rate	29.88	%(7)	58.11%	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$9.49		$9.93	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (3)	0.13		0.30	0.30	0.24	0.20		0.17	(4)
Net realized and unrealized gain (loss)	0.35		(0.44)	0.07	(0.11)	0.04		(0.04)

Total increase (decrease) from investment operations	0.48		(0.14)	0.37	0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.13)		(0.30)	(0.29)	(0.24)	(0.20)		(0.16)
From net realized gain	–		–	(0.02)	(0.03)	(0.00	)(5)	–

Total dividends and distributions	(0.13)		(0.30)	(0.31)	(0.27)	(0.20)		(0.16)

Net asset value, at end of period	$9.84		$9.49	$9.93	$9.87	$10.01		$9.97

Total investment return (6)	5.05	%(7)	(1.45)%	3.78%	1.35%	2.38%		1.36	%(7)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$745,872		$656,611	$578,272	$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.62	%(8)	0.63%	0.61%	0.70%	0.82%		0.87	%(8)
Ratio of net expenses to average net assets (9)	0.40	%(8)	0.40%	0.40%	0.40%	0.40%		0.41	%(8)
Ratio of net investment income to average net assets	2.58	%(8)	3.06%	3.06%	2.39%	1.97%		1.73	%(8)
Portfolio turnover rate	29.88	%(7)	58.11%	43.15%	53.33%	88.52%		218.67	%(7)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(5)	Amount rounds to less than $.01 per share.
(6)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(7)	Not annualized.
(8)	Annualized for periods less than one full year.
(9)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS L
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		PERIOD FROM MAY 1, 2020 THROUGH JUNE 30, 2020 (2)

Per Common Share Data
Net asset value, beginning of period	$9.50		$9.21
Income from investment operations:
Net investment income (3)	0.11		0.05
Net realized and unrealized gain	0.35		0.28

Total increase from investment operations	0.46		0.33

Less dividends and distributions:
From net investment income	(0.11)		(0.04)

Total dividends and distributions	(0.11)		(0.04)

Net asset value, at end of period	$9.85		$9.50

Total investment return (4)	4.92	%(5)	3.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$95,432		$101,272
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.79	%(6)	0.92	%(6)
Ratio of net expenses to average net assets (7)	0.65	%(6)	0.65	%(6)
Ratio of net investment income to average net assets	2.34	%(6)	3.17	%(6)
Portfolio turnover rate	29.88	%(5)	58.11	%(5)

(1)	Unaudited.
(2)	Commenced operations on May 1, 2020.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.73		$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.11		0.29	0.30		0.27		0.25		0.25
Net realized and unrealized gain (loss)	0.57		(1.07)	0.06		(0.28)		(0.09)		0.20

Total increase (decrease) from investment operations	0.68		(0.78)	0.36		(0.01)		0.16		0.45

Less dividends and distributions:
From net investment income	(0.11)		(0.31)	(0.31)		(0.29)		(0.26)		(0.25)
From net realized gain	–		–	–		–		–		(0.02)
From return of capital	–		–	–		(0.01)		–		–

Total dividends and distributions	(0.11)		(0.31)	(0.31)		(0.30)		(0.26)		(0.27)

Net asset value, at end of period	$9.30		$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (4)	7.78	%(5)	(8.11)%	3.77%		(0.12)%		1.65%		4.63	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$336		$592	$247		$207		$218		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.34	%(6)	3.23%	3.57%		3.72%		3.52%		5.60	%(6)
Ratio of net expenses to average net assets (7)	0.80	%(6)	0.80%	0.79	%(8)(9)	0.80	%(8)	0.80	%(8)	0.80	%(6)(8)
Ratio of net investment income to average net assets	2.41	%(6)	3.14%	3.11%		2.70%		2.49%		2.52	%(6)
Portfolio turnover rate	52.73	%(5)	104.04%	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.73		$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.07		0.24	0.24		0.19		0.17		0.17
Net realized and unrealized gain (loss)	0.57		(1.10)	0.05		(0.27)		(0.08)		0.21

Total increase (decrease) from investment operations	0.64		(0.86)	0.29		(0.08)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.07)		(0.23)	(0.24)		(0.22)		(0.19)		(0.18)
From net realized gain	–		–	–		–		–		(0.02)
From return of capital	–		–	–		(0.01)		–		–

Total dividends and distributions	(0.07)		(0.23)	(0.24)		(0.23)		(0.19)		(0.20)

Net asset value, at end of period	$9.30		$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (4)	7.37	%(5)	(8.80)%	2.99%		(0.87)%		0.89%		3.87	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$187		$175	$197		$196		$202		$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.77	%(6)	4.97%	4.75%		4.60%		4.41	%(8)	6.38	%(6)
Ratio of net expenses to average net assets (7)	1.55	%(6)	1.55%	1.54	%(8)(9)	1.55	%(8)	1.55	%(8)	1.55	%(6)(8)
Ratio of net investment income to average net assets	1.62	%(6)	2.50%	2.45%		1.95%		1.74%		1.77	%(6)
Portfolio turnover rate	52.73	%(5)	104.04%	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.73		$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.33	0.33		0.29		0.28		0.27
Net realized and unrealized gain (loss)	0.57		(1.09)	0.05		(0.27)		(0.09)		0.20

Total increase (decrease) from investment operations	0.69		(0.76)	0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.12)		(0.33)	(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–		–	–		–		–		(0.02)
From return of capital	–		–	–		(0.01)		–		–

Total dividends and distributions	(0.12)		(0.33)	(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of period	$9.30		$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (4)	7.91	%(5)	(7.88)%	4.01%		0.13%		1.90%		4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$11,490		$10,790	$12,130		$12,070		$12,457		$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.99	%(6)	1.19%	1.29%		1.30%		1.36%		1.37	%(6)
Ratio of net expenses to average net assets (7)	0.55	%(6)	0.55%	0.55	%(8)(9)	0.55	%(8)	0.55	%(8)	0.55	%(6)(8)
Ratio of net investment income to average net assets	2.62	%(6)	3.51%	3.44%		2.94%		2.74%		2.77	%(6)
Portfolio turnover rate	52.73	%(5)	104.04%	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.73		$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (3)	0.12		0.33	0.33		0.29		0.27		0.27
Net realized and unrealized gain (loss)	0.57		(1.09)	0.05		(0.27)		(0.08)		0.20

Total increase (decrease) from investment operations	0.69		(0.76)	0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.12)		(0.33)	(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–		–	–		–		–		(0.02)
From return of capital	–		–	–		(0.01)		–		–

Total dividends and distributions	(0.12)		(0.33)	(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of period	$9.30		$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (4)	7.90	%(5)	(7.88)%	4.01%		0.13%		1.90%		4.89	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$34,315		$29,233	$29,925		$16,414		$17,478		$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.01	%(6)	1.20%	1.30%		1.33%		1.36%		1.36	%(6)
Ratio of net expenses to average net assets (7)	0.55	%(6)	0.55%	0.55	%(8)(9)	0.55	%(8)	0.55	%(8)	0.55	%(6)(8)
Ratio of net investment income to average net assets	2.61	%(6)	3.48%	3.42%		2.95%		2.72%		2.77	%(6)
Portfolio turnover rate	52.73	%(5)	104.04%	192.64%		172.39%		242.55%		434.37	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on July 8, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30 , 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.42		$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.29		0.60	0.55		0.45		0.42		0.43
Net realized and unrealized gain (loss)	0.96		0.38	0.60		(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	1.25		0.98	1.15		(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.32)		(0.62)	(0.55)		(0.55)		(0.50)		(0.34)
From net realized gain	(0.20)		–	–		(0.30)		–		(0.00	)(4)
From return of capital	–		–	(0.05)		–		–		–

Total dividends and distributions	(0.52)		(0.62)	(0.60)		(0.85)		(0.50)		(0.34)

Net asset value, at end of period	$11.15		$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (5)	12.31	%(6)	10.11%	12.59%		(2.21)%		11.94%		2.62	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$10,493		$6,443	$405		$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.59	%(7)	2.08%	3.19%		3.63%		5.77%		6.82	%(7)
Ratio of net expenses to average net assets (8)	1.20	%(7)	1.20%	1.02	%(9)	1.11	%(9)	1.15	%(9)	1.16	%(7)
Ratio of net investment income to average net assets	5.33	%(7)	6.21%	5.74%		4.33%		4.17%		6.52	%(7)
Portfolio turnover rate	35.57	%(6)	126.54%	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.42		$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.25		0.60	0.49		0.48		0.35		0.38
Net realized and unrealized gain (loss)	0.96		0.31	0.59		(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	1.21		0.91	1.08		(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.28)		(0.55)	(0.48)		(0.48)		(0.43)		(0.29)
From net realized gain	(0.20)		–	–		(0.30)		–		(0.00	)(4)
From return of capital	–		–	(0.05)		–		–		–

Total dividends and distributions	(0.48)		(0.55)	(0.53)		(0.78)		(0.43)		(0.29)

Net asset value, at end of period	$11.15		$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (5)	11.90	%(6)	9.28%	11.78%		(2.90)%		11.11%		2.10	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$258		$225	$261		$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.00	%(7)	5.29%	5.02%		5.85%		6.47%		7.57	%(7)
Ratio of net expenses to average net assets (8)	1.95	%(7)	1.95%	1.71	%(9)	1.85	%(9)	1.89	%(9)	1.90	%(7)
Ratio of net investment income to average net assets	4.57	%(7)	6.09%	5.14%		4.63%		3.44%		5.79	%(7)
Portfolio turnover rate	35.57	%(6)	126.54%	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.43		$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.31		0.69	0.59		0.54		0.45		0.45
Net realized and unrealized gain (loss)	0.95		0.32	0.58		(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	1.26		1.01	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.33)		(0.64)	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	(0.20)		–	–		(0.30)		–		(0.00	)(4)
From return of capital	–		–	(0.05)		–		–		–

Total dividends and distributions	(0.53)		(0.64)	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$11.16		$10.43	$10.06		$9.51		$10.55		$9.90

Total investment return (5)	12.45	%(6)	10.39%	12.86%		(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$10,443		$14,563	$23,964		$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.29	%(7)	1.40%	1.44%		1.94%		2.76%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.73	%(9)	0.80	%(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	5.66	%(7)	6.99%	6.18%		5.31%		4.42%		6.77	%(7)
Portfolio turnover rate	35.57	%(6)	126.54%	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (2)

Per Common Share Data
Net asset value, beginning of period	$10.42		$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (3)	0.30		0.67	0.59		0.55		0.45		0.45
Net realized and unrealized gain (loss)	0.96		0.33	0.58		(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	1.26		1.00	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.33)		(0.64)	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	(0.20)		–	–		(0.30)		–		(0.00	)(4)
From return of capital	–		–	(0.05)		–		–		–

Total dividends and distributions	(0.53)		(0.64)	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of period	$11.15		$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (5)	12.46	%(6)	10.33%	12.86%		(1.94)%		12.22%		2.79	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$57,967		$33,429	$25,805		$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26	%(7)	1.42%	1.44%		1.95%		2.77%		2.58	%(7)
Ratio of net expenses to average net assets (8)	0.95	%(7)	0.95%	0.72	%(9)	0.80	%(9)	0.90	%(9)	0.92	%(7)
Ratio of net investment income to average net assets	5.56	%(7)	6.84%	6.19%		5.38%		4.43%		6.77	%(7)
Portfolio turnover rate	35.57	%(6)	126.54%	89.98%		51.95%		55.66%		83.26	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on October 21, 2015.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(9)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$10.36		$11.10	$10.00
Income from investment operations:
Net investment income (3)	0.04		0.15	0.06
Net realized and unrealized gain (loss)	2.97		(0.57)	1.04

Total increase (decrease) from investment operations	3.01		(0.42)	1.10

Less dividends and distributions:
From net investment income	(0.09)		(0.20)	–
From net realized gain	–		(0.11)	–
From return of capital	–		(0.01)	–

Total dividends and distributions	(0.09)		(0.32)	–

Net asset value, at end of period	$13.28		$10.36	$11.10

Total investment return (4)	29.19	%(5)	(4.02)%	11.04	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$133		$104	$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.16	%(6)	9.06%	7.43	%(6)
Ratio of net expenses to average net assets (7)(8)	1.40	%(6)	1.45%	1.45	%(6)
Ratio of net investment income to average net assets	0.61	%(6)	1.46%	0.73	%(6)
Portfolio turnover rate	11.24	%(5)	18.80%	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.15% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.45% as a percentage of net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$10.32		$11.04	$10.00
Income from investment operations:
Net investment income (3)	(0.01)		0.07	0.00	(4)
Net realized and unrealized gain (loss)	2.96		(0.57)	1.04

Total increase (decrease) from investment operations	2.95		(0.50)	1.04

Less dividends and distributions:
From net investment income	(0.05)		(0.10)	–
From net realized gain	–		(0.11)	–
From return of capital	–		(0.01)	–

Total dividends and distributions	(0.05)		(0.22)	–

Net asset value, at end of period	$13.22		$10.32	$11.04

Total investment return (5)	28.70	%(6)	(4.74)%	10.39	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$132		$103	$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.92	%(7)	9.82%	8.19	%(7)
Ratio of net expenses to average net assets (8)(9)	2.15	%(7)	2.20%	2.20	%(7)
Ratio of net investment income (loss) to average net assets	(0.14	)%(7)	0.71%	(0.03	)%(7)
Portfolio turnover rate	11.24	%(6)	18.80%	7.48	%(6)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 2.20% as a percentage of net assets.
(9)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020(2)	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)

Per Common Share Data
Net asset value, beginning of period	$10.38		$11.13	$10.00
Income from investment operations:
Net investment income (3)	0.05		0.18	0.08
Net realized and unrealized gain (loss)	2.98		(0.58)	1.05

Total increase (decrease) from investment operations	3.03		(0.40)	1.13

Less dividends and distributions:
From net investment income	(0.11)		(0.22)	–
From net realized gain	–		(0.11)	–
From return of capital	–		(0.02)	–

Total dividends and distributions	(0.11)		(0.35)	–

Net asset value, at end of period	$13.30		$10.38	$11.13

Total investment return (4)	29.36	%(5)	(3.78)%	11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,519		$5,085	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.51	%(6)	2.96%	2.94	%(6)
Ratio of net expenses to average net assets (7)(8)	1.15	%(6)	1.20%	1.20	%(6)
Ratio of net investment income to average net assets	0.86	%(6)	1.71%	0.98	%(6)
Portfolio turnover rate	11.24	%(5)	18.80%	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020 (1)		FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$10.38		$11.13	$10.00
Income from investment operations:
Net investment income (3)	0.05		0.18	0.08
Net realized and unrealized gain (loss)	2.98		(0.58)	1.05

Total increase (decrease) from investment operations	3.03		(0.40)	1.13

Less dividends and distributions:
From net investment income	(0.11)		(0.22)	–
From net realized gain	–		(0.11)	–
From return of capital	–		(0.02)	–

Total dividends and distributions	(0.11)		(0.35)	–

Net asset value, at end of period	$13.30		$10.38	$11.13

Total investment return (4)	29.36	%(5)	(3.78)%	11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,519		$5,085	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.51	%(6)	2.96%	2.94	%(6)
Ratio of net expenses to average net assets (7)(8)	1.15	%(6)	1.20%	1.20	%(6)
Ratio of net investment income to average net assets	0.86	%(6)	1.71%	0.98	%(6)
Portfolio turnover rate	11.24	%(5)	18.80%	7.48	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.91		$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.27		0.53	0.58	0.61	0.65	0.39
Net realized and unrealized gain (loss)	0.79		(0.88)	(0.02)	(0.47)	0.65	0.13

Total increase (decrease) from investment operations	1.06		(0.35)	0.56	0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.24)		(0.53)	(0.59)	(0.61)	(0.66)	(0.38)
From net realized gain	–		–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.24)		(0.53)	(0.59)	(0.91)	(0.85)	(0.38)

Net asset value, at end of period	$9.73		$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (4)	12.02	%(5)	(3.67)%	5.84%	1.32%	13.13%	5.36	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$1,189		$1,910	$3,840	$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.46	%(6)	1.64%	1.64%	1.71%	1.82%	5.47	%(6)
Ratio of net expenses to average net assets (7)	1.00	%(6)	1.00%	1.00%	1.00%	1.00%	0.99	%(6)
Ratio of net investment income to average net assets	5.84	%(6)	5.52%	5.99%	5.92%	6.21%	5.93	%(6)
Portfolio turnover rate	41.70	%(5)	80.66%	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.91		$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.24		0.45	0.51	0.53	0.58	0.33
Net realized and unrealized gain (loss)	0.79		(0.87)	(0.03)	(0.47)	0.64	0.14

Total increase (decrease) from investment operations	1.03		(0.42)	0.48	0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.21)		(0.46)	(0.51)	(0.53)	(0.58)	(0.33)
From net realized gain	–		–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.21)		(0.46)	(0.51)	(0.83)	(0.77)	(0.33)

Net asset value, at end of period	$9.73		$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (4)	11.62	%(5)	(4.39)%	5.03%	0.61%	12.24%	4.85	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$97		$89	$98	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.05	%(6)	7.31%	7.14%	6.43%	6.18%	7.30	%(6)
Ratio of net expenses to average net assets (7)	1.75	%(6)	1.75%	1.75%	1.75%	1.75%	1.73	%(6)
Ratio of net investment income to average net assets	5.17	%(6)	4.78%	5.27%	5.17%	5.50%	5.08	%(6)
Portfolio turnover rate	41.70	%(5)	80.66%	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.91		$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.25		0.55	0.61	0.63	0.68	0.40
Net realized and unrealized gain (loss)	0.82		(0.87)	(0.03)	(0.47)	0.64	0.13

Total increase (decrease) from investment operations	1.07		(0.32)	0.58	0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.26)		(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–		–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.26)		(0.56)	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.72		$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (4)	12.18	%(5)	(3.43)%	6.07%	1.61%	13.36%	5.53	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,059		$11,046	$12,135	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03	%(6)	1.11%	1.11%	1.28%	1.36%	1.38	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	5.43	%(6)	5.78%	6.28%	6.16%	6.50%	6.11	%(6)
Portfolio turnover rate	41.70	%(5)	80.66%	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)		FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)

Per Common Share Data
Net asset value, beginning of period	$8.91		$9.79	$9.82	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.26		0.54	0.61	0.62	0.68	0.39
Net realized and unrealized gain (loss)	0.81		(0.86)	(0.03)	(0.45)	0.63	0.14

Total increase (decrease) from investment operations	1.07		(0.32)	0.58	0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.26)		(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–		–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.26)		(0.56)	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of period	$9.72		$8.91	$9.79	$9.82	$10.58	$10.14

Total investment return (4)	12.18	%(5)	(3.43)%	6.09%	1.61%	13.35%	5.52	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$37,840		$32,992	$34,695	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03	%(6)	1.10%	1.09%	1.25%	1.36%	1.42	%(6)
Ratio of net expenses to average net assets (7)	0.75	%(6)	0.75%	0.75%	0.75%	0.75%	0.74	%(6)
Ratio of net investment income to average net assets	5.44	%(6)	5.78%	6.27%	6.09%	6.50%	6.06	%(6)
Portfolio turnover rate	41.70	%(5)	80.66%	55.98%	43.75%	71.57%	77.52	%(5)

(1)	Unaudited.
(2)	Fund commenced operations on October 30, 2015.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.7%*:

Common Stocks — 0.7%*:

Beverage, Food and Tobacco — 0.3%*:
CTI Foods Holding Co. LLC(a)			4,657	$495,155	$571,274

Broadcasting and Entertainment — 0.1%*:
Technicolor SA(b)			88,751	34,103	197,221

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)			880	—	—

Healthcare, Education and Childcare — 0.1%*:
Don Jersey Topco Ltd.(a),(b)			292,469	195,070	309,962

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(a)			1,769	171,860	—

Oil and Gas — 0.2%*:
Fieldwood Energy LLC			6,469	226,415	—
Fieldwood Energy LLC			26,365	568,599	—
Kelly Topco Ltd.(b)			7,801	327,642	315,941
Sabine Oil & Gas LLC			394	22,597	5,122
Templar Energy LLC(a)			8,763	50,647	—
Templar Energy LLC(a)			7,121	56,021	—

Total Oil and Gas			56,913	1,251,921	321,063

Total Common Stocks			445,439	2,148,109	1,399,520

Warrant — 0.0%*:

Finance — 0.0%*:
Travelex Topco Ltd.(b)			285	—	32,153

Total Equities			445,724	2,148,109	1,431,673

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Fixed Income — 93.0%*:

Bank Loans — 87.7%*(c):

Aerospace and Defense — 0.9%*:
TransDigm Group, Inc., 1M LIBOR + 2.250%	2.40%	5/30/2025	490,013	488,451	479,600
TransDigm Group, Inc., 1M LIBOR + 2.250%	2.40	12/9/2025	1,492,462	1,385,680	1,460,598

Total Aerospace and Defense			1,982,475	1,874,131	1,940,198

Automobile — 1.5%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(b)	4.84	11/13/2026	500,000	622,265	672,516
DexKo Global, Inc., 3M LIBOR + 3.500%	4.50	7/24/2024	301,885	303,282	301,885
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	3.65	4/30/2026	1,113,294	1,106,448	1,107,494
US Farathane LLC, 3M LIBOR + 3.500%	4.50	12/23/2021	1,084,111	1,085,738	1,000,093

Total Automobile			2,999,290	3,117,733	3,081,988

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Beverage, Food and Tobacco — 2.8%*:
Amphora Finance Ltd., LIBOR – GBP + 4.750%(b)	4.77%	5/23/2025	500,000	$661,980	$632,469
CTI Foods Holding Co, LLC, 3M LIBOR + 7.000%(a)	8.00	5/3/2024	313,232	309,150	313,232
CTI Foods Holding Co, LLC, 3M LIBOR + 9.000%(a)	10.00	5/3/2024	203,775	203,775	191,548
Deoleo S.A., EURIBOR + 4.000%(b)	5.00	6/24/2025	117,907	132,946	137,740
IRB Holding Corp., 6M LIBOR + 2.750%	3.75	2/5/2025	1,545,879	1,549,487	1,530,946
Sunshine Investments B.V., 3M LIBOR + 3.250%(b)	3.47	3/28/2025	155,877	155,403	154,513
Welbilt, Inc., 1M LIBOR + 2.500%	2.65	10/23/2025	1,000,000	886,169	945,000
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	4.75	7/1/2021	2,272,915	2,241,748	2,078,013

Total Beverage, Food and Tobacco			6,109,585	6,140,658	5,983,461

Broadcasting and Entertainment — 4.7%*:
Altice USA, Inc., 1M LIBOR + 2.250%	2.41	7/17/2025	1,156,481	1,145,511	1,137,479
AVSC Holding Corp., 3M LIBOR + 1.000%	6.50	10/15/2026	509,133	464,749	453,128
Banijay Entertainment S.A.S, 1M LIBOR + 3.750%(b)	3.90	3/1/2025	1,309,028	1,313,015	1,289,393
Clear Channel Worldwide Holdings, Inc., 3M LIBOR + 3.500%	3.71	8/21/2026	1,978,525	1,932,673	1,900,789
Cox Media Group, 1M LIBOR + 4.250%	4.40	12/17/2026	708,692	705,664	708,472
iHeartCommunications, Inc., 1M LIBOR + 3.000%	3.15	5/1/2026	994,975	961,837	977,563
Imagina Media Audiovisual, S.L., EURIBOR + 4.750%(b)	4.75	6/26/2025	500,000	572,924	516,147
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%(b)	7.50	12/26/2024	500,000	553,475	461,173
Learfield Communications, Inc., 1M LIBOR + 3.250%	4.25	12/1/2023	1,979,382	1,852,660	1,780,731
Technicolor SA, EURIBOR + 6.000%(b)	6.00	6/30/2024	401,511	395,147	503,482
Technicolor SA, EURIBOR + 3.000%(b)	3.00	12/31/2024	232,610	222,800	239,886

Total Broadcasting and Entertainment			10,270,337	10,120,455	9,968,243

Buildings and Real Estate — 3.2%*:
Core & Main L.P., 3M LIBOR + 2.750%	3.75	8/1/2024	1,948,639	1,953,186	1,937,278
CP Atlas Buyer, Inc., 3M LIBOR + 4.500%	5.25	11/23/2027	753,814	746,380	754,757
GYP Holdings III Corp., 1M LIBOR + 2.750%	2.90	6/1/2025	1,198,053	1,195,971	1,191,559
Quikrete Holdings, Inc., 1M LIBOR + 2.500%	2.65	2/1/2027	1,488,750	1,489,038	1,482,244
SRS Distribution, Inc., 1M LIBOR + 3.000%	3.15	5/23/2025	1,398,193	1,389,383	1,374,229

Total Buildings and Real Estate			6,787,449	6,773,958	6,740,067

Cargo Transport — 0.9%*:
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	4.00	7/31/2022	1,899,837	1,901,255	1,878,312

Total Cargo Transport			1,899,837	1,901,255	1,878,312

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 5.3%*:
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%	4.00%	9/13/2023	356,033	$355,343	$351,917
Allnex USA, Inc., 3M LIBOR + 3.250%	4.00	9/13/2023	268,231	267,712	265,130
Consolidated Energy Finance S.A., 1M LIBOR + 2.500%	2.65	5/7/2025	1,462,293	1,433,497	1,394,662
Diamond (BC) B.V., EURIBOR + 3.250%	3.25	9/6/2024	972,437	1,137,002	1,171,643
Flint Group GmbH, EURIBOR + 4.250%(b)	2.87	9/21/2023	393,244	465,975	451,184
Flint Group GmbH, EURIBOR + 0.750%(b)	2.88	9/21/2023	677,179	777,337	776,951
Flint Group GmbH, EURIBOR + 0.750%(b)	3.00-5.25	9/21/2023	520,089	506,488	485,415
Flint Group US LLC, 3M LIBOR + 4.250%(b)	3.00-5.25	9/21/2023	3,021,398	2,942,708	2,819,962
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/31/2027	315,985	312,825	313,615
Graftech International Ltd., 1M LIBOR + 3.500%	4.50	2/12/2025	474,272	466,351	473,286
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	1,000,000	1,138,246	1,201,493
Polar US Borrower, LLC, 1M LIBOR + 4.750%	4.90-5.00	10/15/2025	823,717	823,717	808,272
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.23	6/26/2025	621,579	617,566	620,180

Total Chemicals, Plastics and Rubber			10,906,457	11,244,767	11,133,710

Containers, Packaging and Glass — 4.2%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(b)	4.00	4/22/2024	201,714	201,576	189,864
Berry Global Group, Inc., 1M LIBOR + 2.000%	2.15	7/1/2026	234,433	234,765	233,057
Flex Acquisition Co., Inc., 1M LIBOR + 3.000%	4.00	12/29/2023	1,344,504	1,351,771	1,335,684
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	3.23	6/29/2025	851,221	828,921	839,942
Graham Packaging Co. Inc., 1M LIBOR + 3.750%	4.50	8/4/2027	517,821	514,160	519,053
Mauser Packaging Solutions, 3M LIBOR + 3.250%	3.48	4/3/2024	2,915,854	2,906,111	2,810,154
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.90	2/4/2027	259,477	259,193	257,530
Roy Bidco ApS, EURIBOR + 3.500%(b)	3.50	8/23/2024	1,000,000	1,154,999	1,209,434
Trident TPI Holdings, Inc., 3M LIBOR + 3.000%	4.00	10/17/2024	1,484,677	1,468,321	1,462,734

Total Containers, Packaging and Glass			8,809,701	8,919,817	8,857,452

Diversified/Conglomerate Manufacturing — 2.7%*:
Alliance Laundry Systems LLC, 3M LIBOR + 3.500%	4.25	10/8/2027	56,365	55,952	56,295
Alstom Auxiliary Components (Arvos), 3M LIBOR + 4.500%(b)	5.50	8/29/2021	241,586	241,358	195,684
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	500,000	563,981	581,127
Energizer Holdings, Inc., 3M LIBOR + 2.250%	2.75	12/16/2027	138,399	137,707	138,140
Energizer Holdings, Inc., 3M LIBOR + 2.250%	2.75	12/22/2027	117,107	116,522	116,888
LSF10 XL Bidco S.C.A., EURIBOR + 4.000%(b)	4.00	10/12/2026	1,500,000	1,635,559	1,815,012
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.65	9/6/2025	1,098,674	1,085,267	1,064,934
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 3.500%	4.50	4/26/2024	1,351,579	1,352,977	1,337,495

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing (continued):
SGB-SMIT Management GmbH, EURIBOR + 4.500%(b)	4.50%	7/18/2024	503,117	$511,608	$456,753

Total Diversified/Conglomerate Manufacturing			5,506,827	5,700,931	5,762,328

Diversified/Conglomerate Service — 9.3%*:
Allied Universal Holdco LLC, 1M LIBOR + 4.250%	4.40	7/10/2026	524,128	520,540	521,397
Cornerstone OnDemand, Inc., 1M LIBOR + 4.250%	4.39	4/22/2027	473,867	460,881	475,473
Cvent, Inc., 1M LIBOR + 3.750%	3.90	11/29/2024	1,359,217	1,041,811	1,304,849
EAB Global, Inc., 6M LIBOR + 3.750%	4.75	11/15/2024	736,279	734,237	729,380
Financial & Risk US Holdings, Inc., 1M LIBOR + 3.250%	3.40	10/1/2025	975,050	948,652	973,022
Finastra USA, Inc., 6M LIBOR + 7.250%	8.25	6/13/2025	6,482	6,555	6,485
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	3,432,239	3,321,191	3,358,240
Greeneden U.S. Holdings II, LLC, 1M LIBOR + 4.000%	4.75	12/1/2027	1,484,502	1,481,569	1,485,897
I-Logic Technologies Bidco Ltd., 3M LIBOR + 2.750%	3.75	12/21/2024	1,008,009	1,011,418	991,629
Informatica LLC, 1M LIBOR + 3.250%	3.40	2/25/2027	992,500	988,127	983,200
Informatica LLC, 1M LIBOR + 7.125%	7.13	2/25/2025	350,242	348,782	355,758
Internet Brands, Inc, 1M LIBOR + 3.500%	3.65	9/13/2024	2,009,897	2,003,977	1,980,512
Mitchell International, Inc., 1M LIBOR + 3.250%	3.40	11/29/2024	1,487,264	1,451,601	1,458,456
Project Leopard Holdings, Inc., 3M LIBOR + 4.500%	5.50	7/7/2023	1,461,404	1,465,257	1,455,018
Surf Holdings, LLC, 3M LIBOR + 3.500%(b)	3.73	3/5/2027	183,469	183,064	181,635
TMF Group Holding B.V., EURIBOR + 3.250%(b)	3.25	5/5/2025	500,000	584,771	595,939
Ultimate Software Group, Inc. (The), 3M LIBOR + 4.000%	4.75	5/4/2026	997,500	983,796	1,001,919
Verisure Holding AB, EURIBOR + 2.750%(b)	2.75	10/20/2022	1,000,000	1,159,968	1,217,533
Virtusa Corp., EURIBOR + 2.750%	5.00	12/1/2027	229,434	225,992	227,713
Weld North Education, LLC, 3M LIBOR + 4.000%	4.75	12/15/2027	354,160	352,389	352,832

Total Diversified/Conglomerate Service			19,565,643	19,274,578	19,656,887

Electronics — 4.1%*:
Ahead DB Borrower, LLC, 3M LIBOR + 5.000%	6.00	10/13/2027	710,285	682,655	697,187
EXC Holdings III Corp., 3M LIBOR + 3.500%	4.50	12/2/2024	482,255	485,482	477,230
Imprivata,, Inc., 1M LIBOR + 3.750%	4.25	12/1/2027	354,553	351,042	354,553
Ivanti Software, Inc., 1M LIBOR + 4.750%	5.75	12/1/2027	1,000,000	985,141	996,560
Omnitracs, Inc., 1M LIBOR + 2.750%	2.90	3/21/2025	1,465,129	1,463,136	1,431,856

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics (Continued)
Renaissance Holding Corp., 1M LIBOR + 3.250%	3.40%	5/30/2025	730,028	$730,028	$716,223
RP Crown Parent LLC, 1M LIBOR + 3.000%	4.00	2/2/2026	964,489	960,017	962,078
Sophia, LP, 3M LIBOR + 3.750%	4.50	10/7/2027	344,860	342,354	345,105
SS&C Technologies Inc., 1M LIBOR + 1.750%	1.90	4/16/2025	470,086	469,297	464,271
Tibco Software Inc., 1M LIBOR + 7.250%	7.40	3/3/2028	385,440	383,708	388,651
Tibco Software Inc., 1M LIBOR + 3.750%	3.90	6/30/2026	995,000	965,120	974,165
Veritas US Inc., EURIBOR + 5.500%	6.50	9/1/2025	748,125	865,882	914,111

Total Electronics			8,650,250	8,683,862	8,721,990

Finance — 1.0%*:
Deerfield Dakota Holding LLC, 1M LIBOR + 8.000%	9.00	4/7/2028	1,000,000	986,343	1,015,000
Tempo Acquisition LLC, 1M LIBOR + 2.750%	2.90	5/1/2024	1,078,827	1,081,249	1,069,387

Total Finance			2,078,827	2,067,592	2,084,387

Healthcare, Education and Childcare — 14.6%*:
AccentCare, Inc., 3M LIBOR + 5.000%	5.50	6/22/2026	218,085	216,996	218,085
Advanz Pharma Corp., 1M LIBOR + 5.500%(b)	6.50	9/6/2024	2,244,250	2,221,076	2,189,266
Advanz Pharma Corp., EURIBOR + 5.250%(b)	6.25	9/6/2024	477,500	552,885	577,143
Aenova Holding GmbH, EURIBOR + 5.000%(b)	5.00	3/6/2025	500,000	537,201	613,226
Amneal Pharmaceuticals LLC, 1M LIBOR + 3.500%	3.69	5/4/2025	1,477,267	1,394,783	1,436,953
Arbor Pharmaceuticals, Inc., 6M LIBOR + 5.000%	6.00	7/5/2023	1,354,102	1,352,282	1,299,938
Aspen Dental Management, Inc., 1M LIBOR + 4.000%	4.75	12/23/2027	196,609	189,158	196,560
Auris Luxembourg III Sarl, EURIBOR + 4.000%(b)	4.00	2/27/2026	1,000,000	1,103,861	1,185,978
Auris Luxembourg III Sarl, 1M LIBOR + 3.750%(b)	3.90	2/27/2026	982,502	978,856	945,658
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	6.50	3/18/2024	1,270,680	1,261,334	1,240,501
Change Healthcare Holdings LLC, 3M LIBOR + 2.500%	3.50	3/1/2024	1,252,411	1,249,937	1,245,522
CTC AcquiCo GmbH, 1M LIBOR + 2.750%(b)	2.90	3/7/2025	1,250,000	1,232,468	1,200,312
Endo Luxembourg Finance Co. I S.a r.l., 3M LIBOR + 4.250%	5.00	4/29/2024	2,136,501	2,125,423	2,099,112
Envision Healthcare Corp., 1M LIBOR + 3.750%	3.90	10/10/2025	592,399	347,204	492,360
Fugue Finance B.V., EURIBOR + 3.250%(b)	3.25	9/1/2024	500,000	542,704	601,895
Horizon Therapeutics USA, Inc., 1M LIBOR + 2.000%	2.19	5/22/2026	494,267	495,994	491,429
Indivior Finance Sarl, 3M LIBOR + 4.500%	5.50	12/18/2022	777,472	772,946	758,036
LifePoint Health, 1M LIBOR + 3.750%	3.90	11/16/2025	742,455	746,757	739,582
Lifescan Global Corp., 3M LIBOR + 6.000%	6.23	10/1/2024	351,000	344,396	333,450
Nidda Healthcare Holding AG, LIBOR – GBP + 4.500%(b)	4.55	8/21/2026	500,000	652,756	669,433
Nidda Healthcare Holding AG, EURIBOR + 3.500%(b)	3.50	8/21/2026	1,000,000	1,084,419	1,209,177

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.250%	3.40%	6/30/2025	2,362,374	$2,348,820	$2,325,758
Parexel International Corp., 1M LIBOR + 2.750%	2.90	9/27/2024	1,766,045	1,744,980	1,733,761
Rodenstock GmbH, EURIBOR + 5.250%(b)	5.25	6/15/2026	500,000	557,847	603,190
Surgery Center Holdings, Inc., 1M LIBOR + 3.250%	4.25	9/3/2024	1,484,655	1,485,093	1,457,233
Team Health Holdings, Inc., 1M LIBOR + 2.750%	3.75	2/6/2024	1,937,110	1,908,245	1,720,231
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(b)	5.00	6/30/2025	321,190	377,864	380,610
Unilabs Holding AB, EURIBOR + 3.000%(b)	3.00	4/19/2024	500,000	576,785	603,092
US Radiology Specialists, Inc., 3M LIBOR + 5.500%	6.25	12/10/2027	802,536	786,548	795,762
Verscend Holding Corp., 1M LIBOR + 4.500%	4.65	8/27/2025	1,492,366	1,468,626	1,489,382

Total Healthcare, Education and Childcare			30,483,776	30,658,244	30,852,635

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.1%*:
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,517,617	1,517,617	1,363,138
SIWF Holdings Inc., 1M LIBOR + 4.250%	4.40	6/15/2025	977,443	983,710	968,080

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,495,060	2,501,327	2,331,218

Hotels, Motels, Inns and Gaming — 4.3%*:
Caesars Entertainment Corp., 1M LIBOR + 4.500%	4.65	7/21/2025	730,910	710,942	731,137
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.90	12/23/2024	1,963,245	1,958,275	1,923,745
Compass IV Ltd., 6M EURIBOR + 4.250%(b)	4.25	4/30/2025	500,000	599,829	592,720
Compass IV Ltd., EURIBOR + 8.000%(b)	9.00	4/30/2026	500,000	591,089	532,181
Golden Nugget, Inc., 2M LIBOR + 2.500%	3.25	10/4/2023	313,093	261,224	301,596
HNVR Holdco Ltd., 6M EURIBOR + 4.250%(b)	4.25	9/12/2023	1,000,000	969,313	1,091,850
Penn National Gaming, Inc., 1M LIBOR + 2.250%	3.00	10/15/2025	1,779,064	1,775,703	1,754,388
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(b)	4.34	3/3/2024	482,094	609,540	619,708
Rouge Beachhouse B.V., EURIBOR + 5.000%(b)	5.00	9/4/2025	500,000	586,575	607,392
Station Casinos LLC, 1M LIBOR + 2.250%	2.50	2/8/2027	996,704	968,666	980,129

Total Hotels, Motels, Inns and Gaming			8,765,110	9,031,156	9,134,846

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Insurance — 3.9%*:
Acrisure LLC, 1M LIBOR + 3.500%	3.65%	2/15/2027	1,489,994	$1,465,766	$1,458,644
Alliant Holdings Intermediate LLC, 1M LIBOR + 3.250%	3.40	5/9/2025	2,247,150	2,253,521	2,209,690
AssuredPartners Capital, Inc., 1M LIBOR + 3.500%	3.65	2/12/2027	1,748,272	1,755,909	1,720,404
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	8.73	10/31/2025	1,633,626	1,611,007	1,459,547
Hub International Ltd., 3M LIBOR + 2.750%	2.96	4/25/2025	993,626	976,863	974,687
Ryan Specialty Group, LLC, 1M LIBOR + 3.250%	4.00	9/1/2027	436,266	430,018	434,631

Total Insurance			8,548,934	8,493,084	8,257,603

Leisure, Amusement, Entertainment — 8.4%*:
AMC Entertainment Holdings, Inc., PRIME + 2.000%, 2M LIBOR + 3.000%	5.25	4/22/2026	1,263,022	1,006,474	808,019
Columbus Capital BV, EURIBOR + 3.750%(b)	3.75	3/5/2027	500,000	559,574	530,080
Crown Finance US, Inc., 6M LIBOR + 2.500%	2.77-3.50	2/28/2025	2,070,466	2,053,478	1,397,233
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%(b)	3.50	2/1/2024	1,394,967	1,397,477	1,378,032
Dorna Sports, S.L., EURIBOR + 3.250%(b)	3.25	5/3/2024	978,282	1,093,909	1,177,765
Golden Entertainment, Inc., 1M LIBOR + 3.000%	3.75	10/21/2024	432,061	395,491	421,328
International Park Holdings B.V., EURIBOR + 3.500%(b)	3.50	6/13/2024	500,000	580,575	570,248
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	3,000,000	2,982,040	2,985,000
Motion Finco Sarl, EURIBOR + 3.000%(b)	3.00-	11/12/2026	500,000	528,985	579,166
Parques Reunidos SAU, EURIBOR + 3.750%(b)	3.75	9/16/2026	500,000	546,016	562,417
Playtika Holding Corp., 3M LIBOR + 6.000%	7.00	12/10/2024	554,167	545,428	556,876
PUG LLC, 1M LIBOR + 3.500%	3.65	2/12/2027	971,798	967,541	924,831
SeaWorld Parks & Entertainment, Inc., 1M LIBOR + 3.000%	3.75	3/31/2024	2,507,650	2,502,022	2,432,421
Vacalians Group, EURIBOR + 4.000%(b)	4.00	11/28/2025	500,000	565,244	521,950
Vue International Bidco plc, EURIBOR + 4.750%(b)	4.75	7/3/2026	423,797	474,031	438,591
William Morris Endeavor Entertainment, LLC, 1M LIBOR + 2.750%	2.90	5/18/2025	2,278,816	2,256,635	2,092,705
WMG Acquisition Corp., 1M LIBOR + 2.125%	2.27	11/1/2023	309,206	308,989	308,384

Total Leisure, Amusement, Entertainment			18,684,232	18,763,909	17,685,046

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
Alison Bidco Sarl, EURIBOR + 4.500%(b)	5.50	8/29/2021	844,343	980,447	823,904
Apex Tool Group, LLC, 1M LIBOR + 5.250%	6.50	8/1/2024	830,039	818,275	818,867
Husky Injection Molding Systems Ltd., 6M LIBOR + 3.000%(b)	3.27	3/28/2025	1,945,872	1,944,514	1,893,470

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			3,620,254	3,743,236	3,536,241

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Mining, Steel, Iron and Non-Precious Metals — 0.3%*:
Boomerang Tube, LLC, 1M LIBOR + 5.000%(a)	5.16%	6/30/2022	64,262	$64,262	$2,571
US Silica Co., 1M LIBOR + 4.000%	5.00	5/1/2025	860,299	867,049	751,686

Total Mining, Steel, Iron and Non-Precious Metals			924,561	931,311	754,257

Oil and Gas — 0.6%*:
Fieldwood Energy LLC, 1M LIBOR + 7.250%(d)	7.25	4/11/2023	864,968	614,081	199
Gulf Finance LLC, 1M LIBOR + 5.250%	6.25	8/25/2023	1,615,265	1,540,841	1,214,340

Total Oil and Gas			2,480,233	2,154,922	1,214,539

Personal and Non-Durable Consumer Products Mfg. Only — 0.4%*:
Coty Inc., 1M LIBOR + 2.250%	2.40	4/7/2025	921,323	898,761	866,043

Personal Transportation — 1.8%*:
American Airlines, Inc., 1M LIBOR + 2.000%	2.15	4/28/2023	1,969,283	1,961,636	1,769,538
Bahia De Las Isletas, S.L., EURIBOR + 2.500%, EURIBOR + 7.500%(b)	7.50	4/30/2021	44,847	51,175	53,691
Kestrel Bidco, Inc., 6M LIBOR + 3.000%(b)	4.00	12/11/2026	2,106,234	2,109,107	2,015,414

Total Personal Transportation			4,120,364	4,121,918	3,838,643

Printing and Publishing — 1.1%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	288,235	279,203	276,106
Springer Nature Deutschland GmbH, EURIBOR + 3.250%(b)	3.75	8/14/2024	1,658,998	1,851,030	2,024,182

Total Printing and Publishing			1,947,233	2,130,233	2,300,288

Retail Stores — 2.1%*:
Bass Pro Group, LLC, 1M LIBOR + 5.000%	5.75	9/25/2024	1,472,113	1,447,189	1,474,748
Eyemart Express LLC, 1M LIBOR + 3.000%	3.15	8/4/2024	979,798	982,455	972,450
Harbor Freight Tools USA, Inc., 1M LIBOR + 3.250%	4.00	10/19/2027	979,210	968,912	977,575
Kirk Beauty One GmbH, 3M EURIBOR + 3.500%(b)	3.50	8/12/2022	450,000	483,659	488,974
Thom Europe S.A.S, EURIBOR + 4.250%(b)	4.25	8/7/2024	500,000	577,977	587,003

Total Retail Stores			4,381,121	4,460,192	4,500,750

Telecommunications — 6.1%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.40	10/2/2025	980,000	973,343	974,816
CCI Buyer, Inc., 3M LIBOR + 4.000%	4.75	12/17/2027	304,519	301,473	304,010
CenturyLink, Inc., 1M LIBOR + 2.250%	2.40	3/15/2027	1,539,359	1,476,298	1,521,657
CommScope, Inc., 1M LIBOR + 3.250%	3.40	4/6/2026	1,982,371	1,977,366	1,965,025
Consolidated Communications, Inc., 1M LIBOR + 4.750%	5.75	10/2/2027	383,821	378,245	385,042

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications (Continued)
Digicel International Finance Ltd., 6M LIBOR + 3.250%(b)	3.51%	5/28/2024	151,428	$152,105	$138,114
Eagle Broadband Investments LLC, 3M LIBOR + 3.000%	3.75	11/12/2027	454,538	450,059	453,688
ION Trading Technologies Sarl, 3M EURIBOR + 3.250%	4.25	11/21/2024	1,360,556	1,544,277	1,659,531
Lorca Finco plc, 6M EURIBOR + 4.250%(b)	4.25	9/17/2027	500,000	580,402	611,717
Syniverse Technologies, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	1,113,039	1,117,685	1,002,815
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	2,175,482	1,852,182	1,411,126
Virgin Media SFA Finance Ltd., LIBOR – GBP + 3.250%(b)	3.28	11/15/2027	1,250,000	1,725,845	1,667,171
Zayo Group Holdings, Inc., 1M LIBOR + 3.000%	3.15	3/9/2027	860,786	858,884	854,330

Total Telecommunications			13,055,899	13,388,164	12,949,042

Utilities — 0.7%*:
Astoria Energy LLC, 3M LIBOR + 3.500%	4.50	12/10/2027	715,747	712,168	709,841
Calpine Corp., 1M LIBOR + 2.000%	2.15	8/12/2026	220,066	219,182	216,864
Edgewater Generation, L.L.C., 1M LIBOR + 3.750%	3.90	12/13/2025	608,181	590,955	594,838

Total Utilities			1,543,994	1,522,305	1,521,543

Total Bank Loans			187,538,772	188,618,499	185,551,717

Corporate Bonds — 5.3%*:

Automobile — 0.5%*:
AA Bond Co. Ltd.(b)	5.50	7/31/2022	700,000	913,443	926,982
RAC Bond Co. plc(b)	5.00	11/6/2022	100,000	125,817	136,415

Total Automobile			800,000	1,039,260	1,063,397

Beverage, Food and Tobacco — 0.2%*:
Boparan Finance plc(b)	7.63	11/30/2025	300,000	398,130	414,148

Broadcasting and Entertainment — 0.5%*:
Tele Columbus AG(b)	3.88	5/2/2025	800,000	871,152	979,077

Containers, Packaging and Glass — 0.1%*:
Bormioli Pharma Bidco SpA(b)	3.50	11/15/2024	100,000	104,350	118,867
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(e)	5.13	7/15/2023	7,000	7,000	7,086

Total Containers, Packaging and Glass			107,000	111,350	125,953

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified/Conglomerate Manufacturing — 0.2%*:
Fabric BC SpA, 3M EURIBOR + 4.125%(b)	4.13	(f)%	8/31/2026	100,000	$109,975	$121,554
Galapagos S.A.(a),(b),(d)	4.21		6/15/2021	20,000	27,263	—
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	265,415	252,077	277,553

Total Diversified/Conglomerate Manufacturing				385,415	389,315	399,107

Diversified/Conglomerate Service — 0.6%*:
Algeco Global Finance PLC, 3M EURIBOR + 6.250%(b)	6.25	(f)	2/15/2023	150,000	183,697	182,560
Carlson Travel, Inc., 3M EURIBOR + 4.750%	4.75	(f)	6/15/2025	1,200,000	1,371,335	1,070,166

Total Diversified/Conglomerate Service				1,350,000	1,555,032	1,252,726

Electronics — 0.4%*:
Veritas US, Inc./Veritas Bermuda Ltd.(e)	7.50		2/1/2023	817,000	820,179	818,961

Finance — 0.4%*:
Cabot Financial Luxembourg SA	7.50		10/1/2023	132,313	179,236	183,959
Garfunkelux Holdco 3 SA(b)	6.75		11/1/2025	250,000	296,575	313,048
Travelex Financing plc(a),(b),(d)	8.00		5/15/2022	250,000	274,580	—
Travelex Issuerco Ltd.(b)	12.50		8/5/2025	110,000	119,243	270,765

Total Finance				742,313	869,634	767,772

Healthcare, Education and Childcare — 0.1%*:
Tenet Healthcare Corp.	4.63		7/15/2024	255,000	254,396	261,380

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.2%*:
LSF9 Balta Issuer Sarl(b)	7.75		9/15/2022	445,500	532,399	514,875

Hotels, Motels, Inns and Gaming — 0.3%*:
TVL Finance plc, 3M GBP LIBOR + 5.375%(b)	5.42	(f)	7/15/2025	600,000	759,436	725,813

Leisure, Amusement, Entertainment — 0.5%*:
CPUK Finance Ltd.(b)	4.88		8/28/2025	600,000	791,049	816,300
CPUK Finance Ltd.(b)	6.50		8/28/2026	100,000	126,076	142,045

Total Leisure, Amusement, Entertainment				700,000	917,125	958,345

Oil and Gas — 0.4%*:
CGG Holding US, Inc.(b),(e)	9.00		5/1/2023	500,000	515,039	507,500
KCA Deutag UK Finance plc(a),(b)	9.88		12/1/2025	390,061	390,061	404,688

Total Oil and Gas				890,061	905,100	912,188

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%(b)	6.50	(f)	7/31/2023	250,000	290,588	142,111
Naviera Armas SA, 3M EURIBOR + 4.250%(b)	4.25	(f)	11/15/2024	250,000	296,118	136,489

Total Personal Transportation				500,000	586,706	278,600

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores — 0.6%*:
House of Fraser Funding plc(b),(d)	5.95%	9/15/2020	300,000	$434,213	$12,307
Takko Luxembourg 2 SCA(b)	5.38	11/15/2023	1,200,000	1,331,899	1,313,284

Total Retail Stores			1,500,000	1,766,112	1,325,591

Utilities — 0.2%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75	9/15/2024	350,000	436,442	483,412

Total Corporate Bonds			10,542,289	12,211,768	11,281,345

Total Fixed Income			198,081,061	200,830,267	196,833,062

Total Investments			198,526,785	202,978,376	198,264,735

Other assets and liabilities – 6.3%*					13,256,961

Net Assets – 100.0%					$211,521,696

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	71.3%
Germany	8.7%
United Kingdom	8.6%
Spain	2.7%
France	2.7%
Canada	2.0%
Denmark	1.1%
Other (Individually less than 1%)	2.9%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)	Defaulted security.
(e)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2020.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

A summary of outstanding derivatives at December 31, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/14/21	Canadian Imperial Bank of Commerce	EUR	1,526,759	$1,865,631	$1,854,803	$10,828
1/14/21	Morgan Stanley & Co.	GBP	1,399,328	1,913,762	1,871,827	41,935

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$52,763

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/14/21	Morgan Stanley & Co.	EUR	31,619,266	$38,637,322	$38,409,089	$(228,233)
1/14/21	Canadian Imperial Bank of Commerce	EUR	469,645	573,885	569,486	(4,399)
1/14/21	Canadian Imperial Bank of Commerce	GBP	8,358,390	11,431,178	11,181,408	(249,770)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(482,402)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

				SHARES	COST	FAIR VALUE
Equities — 1.0%*:

Common Stocks — 0.9%*:

Broadcasting and Entertainment — 0.0%*:
Technicolor SA(a)				14,662	$175	$32,582

Diversified/Conglomerate Service — 0.0%*:
Innovation Group(a),(b)				403,550	—	—

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)				3,672	—	—

Healthcare, Education and Childcare — 0.1%*:
Don Jersey Topco Ltd.(a),(b)				257,069	171,459	272,445
MModal, Inc., Escrow rights(b)				4,725	10,631	3,213

Total Healthcare, Education and Childcare				261,794	182,090	275,658

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(b)				1,769	171,860	—

Oil and Gas — 0.4%*:
Fieldwood Energy LLC				3,698	129,430	—
Fieldwood Energy LLC				15,071	325,034	—
Jupiter Resources, Inc.(a),(b)				120,272	581,286	384,870
Kelly Topco Ltd.(a)				6,999	293,958	283,460

Total Oil and Gas				146,040	1,329,708	668,330

Retail Stores — 0.4%*:
Maxeda DIY B.V.(a),(b)				10,446	—	184,147
Maxeda DIY B.V.(a),(b)				18,859,871	373,738	460,803

Total Retail Stores				18,870,317	373,738	644,950

Total Common Stocks				19,701,804	2,057,571	1,621,520

Warrant — 0.1%*:

Finance — 0.1%*:
Travelex Topco Ltd.(a)				837	—	94,429

Total Equities				19,702,641	2,057,571	1,715,949

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 89.5%*:

Asset-Backed Securities — 8.4%*:

CDO/CLO — 8.4%*:
Alinea CLO 2018-1 Ltd., 3M USD LIBOR + 6.000%(c)	6.22	(d) %	7/20/2031	1,250,000	1,250,000	1,172,660
Anchorage Capital CLO 9 Ltd., 3M USD LIBOR + 4.000%(c)	4.24	(d)	7/15/2032	1,250,000	1,226,678	1,255,087

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (continued)
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%(c)	6.59(d)%	7/15/2030	500,000	$511,737	$477,591
Ares XLVIII CLO, 3M USD LIBOR + 5.200%(c)	5.42(d)	7/20/2030	800,000	800,000	741,570
Blackrock European CLO(a)	5.17	10/15/2031	725,000	804,216	846,670
BlueMountain CLO Ltd. 2014-1A(b),(c)	Zero Coupon	4/30/2026	250,000	244,225	—
Cairn CLO XI DAC, 3M EURIBOR + 4.150%(a),(c)	4.15(d)	7/15/2035	1,000,000	1,107,100	1,226,493
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%(c)	6.72(d)	10/17/2029	750,000	750,000	715,240
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%(c)	6.32(d)	11/16/2030	500,000	500,000	486,089
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%(c)	5.74(d)	1/15/2031	700,000	700,000	656,622
Madison Park Funding XIII Ltd. 2014-13A(c)	Zero Coupon	4/19/2030	500,000	432,661	249,108
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.000%(c)	5.22(d)	4/20/2030	500,000	500,000	459,529
Madison Park Funding XXVIII Ltd., 3M USD LIBOR + 7.600%(c)	7.84(d)	7/15/2030	500,000	496,022	428,520
Magnetite VII Ltd.(c)	Zero Coupon	1/15/2028	1,898,734	1,494,460	946,042
Oak Hill Credit Partners X Ltd. 2014-10A(c)	Zero Coupon	12/12/2030	1,000,000	767,681	427,439
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%(c)	6.29(d)	8/18/2031	850,000	850,000	723,079
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%(c)	6.02(d)	11/20/2030	500,000	500,000	463,256
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%(c)	5.99(d)	7/15/2030	1,450,000	1,450,000	1,335,611
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.500%(c)	5.72(d)	7/17/2031	1,000,000	1,000,000	900,473
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%(c)	5.77(d)	1/17/2031	1,000,000	1,000,000	903,000

Total CDO/CLO			16,923,734	16,384,780	14,414,079

Total Asset-Backed Securities			16,923,734	16,384,780	14,414,079

Bank Loans — 37.2%*(e):

Aerospace and Defense — 0.6%*:
TransDigm Group, Inc., 1M LIBOR + 2.250%	2.40	5/31/2025	980,025	976,902	959,200

Automobile — 1.0%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(a)	4.84	11/13/2026	500,000	622,265	672,516
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	3.65	4/30/2026	1,104,112	1,097,154	1,098,360

Total Automobile			1,604,112	1,719,419	1,770,876

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Beverage, Food and Tobacco — 1.4%*:
Deoleo S.A., EURIBOR + 4.000%(a)	5.00%	6/24/2025	117,907	$132,946	$137,740
IRB Holding Corp., 6M LIBOR + 2.750%	3.75	2/2/2025	1,196,740	1,199,180	1,185,179
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	4.75	7/1/2021	1,166,646	1,145,873	1,066,606

Total Beverage, Food and Tobacco			2,481,293	2,477,999	2,389,525

Broadcasting and Entertainment — 1.9%*:
Altice USA, Inc., 1M LIBOR + 2.500%	2.66	4/15/2027	994,988	963,524	984,620
Clear Channel Worldwide Holdings, Inc., 3M LIBOR + 3.500%	3.71	8/21/2026	1,546,217	1,464,244	1,485,466
Cox Media Group, 1M LIBOR + 4.250%	4.40	12/17/2026	259,934	258,824	259,853
Technicolor SA, EURIBOR + 6.000%(a)	12.00	6/30/2024	401,512	395,147	503,482

Total Broadcasting and Entertainment			3,202,651	3,081,739	3,233,421

Buildings and Real Estate — 0.2%*:
SRS Distribution, Inc., 1M LIBOR + 3.000%	3.15	5/23/2025	350,840	344,297	344,826

Chemicals, Plastics and Rubber — 1.6%*:
Flint Group GmbH, EURIBOR + 4.250%(a)	5.00	9/21/2023	182,572	216,338	209,472
Flint Group GmbH, EURIBOR + 0.750%(a)	5.75	9/21/2023	1,418,101	1,678,811	1,627,039
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/28/2027	113,189	112,058	112,341
Novacap S.A., EURIBOR + 3.500%(a)	3.50	6/22/2023	500,000	580,478	600,747
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.23	6/26/2025	240,940	239,385	240,398
Solenis Holdings LLC, 3M LIBOR + 8.500%	8.73	6/26/2026	47,145	46,175	46,830

Total Chemicals, Plastics and Rubber			2,501,947	2,873,245	2,836,827

Containers, Packaging and Glass — 1.8%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(a)	4.00	4/22/2024	67,078	67,032	63,137
Berry Global Group, Inc., 1M LIBOR + 2.000%	2.15	7/1/2026	586,193	587,021	582,751
CCP Lux Holding S.a. r.l., EURIBOR + 4.250%(a)	4.25	1/10/2025	374,946	395,394	425,417
Graham Packaging Co. Inc., 1M LIBOR + 3.750%	4.50	8/4/2027	182,249	180,961	182,683
Mauser Packaging Solutions, 3M LIBOR + 3.250%	3.48	4/3/2024	1,302,328	1,302,086	1,255,118
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.90	2/4/2027	101,023	100,913	100,266
Trident TPI Holdings, Inc., 3M LIBOR + 3.000%	4.00	10/17/2024	493,639	484,791	486,343

Total Containers, Packaging and Glass			3,107,456	3,118,198	3,095,715

Diversified/Conglomerate Manufacturing — 1.1%*:
Alliance Laundry Systems LLC, 3M LIBOR + 3.500%	4.25	10/8/2027	42,521	42,210	42,468
Alstom Auxiliary Components (Arvos), 3M LIBOR + 4.500%(a)	5.50	8/29/2021	628,740	621,646	509,279
Amer Sports Oyj, EURIBOR + 4.500%(a)	4.50	3/30/2026	600,000	667,823	697,352
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.65	9/6/2025	742,787	732,453	719,976

Total Diversified/Conglomerate Manufacturing			2,014,048	2,064,132	1,969,075

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service — 3.8%*:
Cvent, Inc., 1M LIBOR + 3.750%	3.90%	11/29/2024	994,879	$869,613	$955,084
EAB Global, Inc., 3M LIBOR + 3.750%, 6M LIBOR + 3.750%	4.75	11/15/2024	106,885	106,589	105,884
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	813,142	814,655	795,611
Greeneden U.S. Holdings II, LLC, 1M LIBOR + 4.000%	4.75	12/1/2027	127,952	126,683	128,072
Hyland Software, Inc., 1M LIBOR + 3.500%	4.25	7/1/2024	979,950	972,715	981,038
Informatica LLC, 1M LIBOR + 3.250%	3.40	2/25/2027	368,482	366,858	365,029
Informatica LLC, 1M LIBOR + 7.125%	7.13	2/25/2025	133,523	132,966	135,626
Innovation Group plc (The), EURIBOR + 5.000%(a)	5.07	4/9/2024	58,196	75,910	31,833
Innovation Group plc (The), EURIBOR + 6.000%(a)	6.00	4/10/2024	254,731	286,611	62,238
Innovation Group plc (The), EURIBOR + 8.000%(a)	8.00	4/9/2024	150,773	104,597	206
Internet Brands, Inc, 1M LIBOR + 3.500%	3.65	9/13/2024	980,945	970,428	966,604
Mitchell International, Inc., 1M LIBOR + 3.250%	3.40	11/29/2024	984,810	929,278	965,734
TMF Group Holding B.V., EURIBOR + 6.875%(a)	6.88	5/4/2026	500,000	542,170	588,426
Ultimate Software Group, Inc. (The), 3M LIBOR + 4.000%	4.75	5/4/2026	371,219	366,119	372,863

Total Diversified/Conglomerate Service			6,825,487	6,665,192	6,454,248

Ecological — 0.0%*:
GFL Environmental Inc., 3M LIBOR + 3.000%(a)	3.50	5/31/2025	66,895	66,932	66,923

Electronics — 2.4%*:
Ahead DB Borrower, LLC, 3M LIBOR + 5.000%	6.00	10/13/2027	238,495	228,097	234,097
Ivanti Software, Inc., 1M LIBOR + 4.750%	5.75	12/1/2027	530,916	523,028	529,090
Omnitracs, Inc., 1M LIBOR + 2.750%	2.90	3/21/2025	955,733	957,192	934,028
Renaissance Holding Corp., 1M LIBOR + 3.250%	3.40	5/30/2025	473,766	474,759	464,808
RP Crown Parent LLC, 1M LIBOR + 3.000%	4.00	2/2/2026	712,917	709,611	711,135
Sophia, LP, 3M LIBOR + 3.750%	4.50	10/7/2027	116,192	115,347	116,274
Tibco Software Inc., 1M LIBOR + 3.750%	3.90	6/30/2026	995,000	963,798	974,165
Tibco Software Inc., 1M LIBOR + 7.250%	7.40	3/3/2028	146,643	145,983	147,864

Total Electronics			4,169,662	4,117,815	4,111,461

Finance — 0.5%*:
Deerfield Dakota Holding LLC, 1M LIBOR + 8.000%	9.00	4/7/2028	410,077	404,478	416,229
Tempo Acquisition LLC, 1M LIBOR + 2.750%	2.90	5/1/2024	484,055	485,238	479,819

Total Finance			894,132	889,716	896,048

Healthcare, Education and Childcare — 5.9%*:
Advanz Pharma Corp., 1M LIBOR + 5.500%(a)	6.50	9/6/2024	1,766,750	1,753,018	1,723,465
Aenova Holding GmbH, EURIBOR + 5.000%(a)	5.00	3/6/2025	500,000	537,361	613,225
Auris Luxembourg III Sarl, EURIBOR + 4.000%(a)	4.00	2/27/2026	1,000,000	1,101,892	1,185,978

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Change Healthcare Holdings LLC, 3M LIBOR + 2.500%	3.50%	3/1/2024	620,348	$617,833	$616,935
Fugue Finance B.V., EURIBOR + 3.250%(a)	3.25	9/1/2024	750,000	850,489	902,842
LifePoint Health, 1M LIBOR + 3.750%	3.90	11/16/2025	413,275	415,649	411,676
Lifescan Global Corp., 3M LIBOR + 6.000%	6.23	10/1/2024	162,882	159,818	154,738
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.250%	3.40	6/30/2025	664,472	664,683	654,172
Parexel International Corp., 1M LIBOR + 2.750%	2.90	9/27/2024	827,677	819,777	812,547
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.40-5.29	7/9/2025	1,000,000	925,754	981,880
Rodenstock GmbH, EURIBOR + 5.250%(a)	5.25	6/15/2026	500,000	557,847	603,190
Synlab Bondco plc, EURIBOR + 3.750%(a)	3.75	7/31/2027	500,000	596,593	609,616
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(a)	5.00	6/30/2025	282,314	332,128	334,542
U.S. Anesthesia Partners, Inc., 6M LIBOR + 3.000%	4.00	6/23/2024	491,058	492,022	479,165

Total Healthcare, Education and Childcare			9,478,776	9,824,864	10,083,971

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.8%*:
Hilding Anders International AB, 6M EURIBOR + 5.000%(a)	5.75	11/30/2024	504,105	460,127	437,634
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,071,060	1,071,059	962,037

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,575,165	1,531,186	1,399,671

Hotels, Motels, Inns and Gaming — 2.7%*:
Caesars Entertainment Corp., 1M LIBOR + 4.500%	4.65	7/21/2025	250,080	243,248	250,158
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.90	12/23/2024	1,469,697	1,461,916	1,440,126
Casper BidCo SAS, 6M EURIBOR + 3.875%(a)	3.88	7/30/2026	500,000	543,083	565,343
Compass IV Ltd., 6M EURIBOR + 4.250%(a)	4.25	4/30/2025	500,000	599,829	592,720
HNVR Holdco Ltd., 6M EURIBOR + 4.250%(a)	4.25	9/12/2023	1,000,000	967,585	1,091,850
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(a)	4.34	3/3/2024	550,000	672,175	706,998

Total Hotels, Motels, Inns and Gaming			4,269,777	4,487,836	4,647,195

Insurance — 2.1%*:
Acrisure LLC, 1M LIBOR + 3.500%	3.65	2/15/2027	497,494	475,551	487,027
AssuredPartners Capital, Inc., 1M LIBOR + 3.500%	3.65	2/12/2027	966,247	970,468	950,845
Asurion LLC, 1M LIBOR + 3.000%	3.15	11/3/2023	662,268	640,607	655,367

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Insurance (Continued)
Confie Seguros Holding II Co., 3M LIBOR + 8.500%	8.73%	10/31/2025	464,527	$457,051	$415,027
Ryan Specialty Group, LLC, 1M LIBOR + 3.250%	4.00	9/1/2027	151,595	149,423	151,026
Sedgwick Claims Management Services, Inc., 1M LIBOR + 3.250%	3.40	12/31/2025	980,000	964,065	963,262

Total Insurance			3,722,131	3,657,165	3,622,554

Leisure, Amusement, Entertainment — 3.2%*:
AMC Entertainment Holdings, Inc., PRIME + 2.000%, 2M LIBOR + 3.000%	3.23	4/22/2026	986,309	789,682	630,991
Crown Finance US, Inc., 6M LIBOR + 2.500%	2.77-3.50	2/28/2025	1,222,837	1,202,989	825,219
Dorna Sports, S.L., 6M LIBOR + 3.500%(a)	3.76	5/3/2024	400,000	400,000	388,000
Golden Entertainment, Inc., 1M LIBOR + 3.000%	3.75	10/20/2024	432,061	395,491	421,328
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	893,847	887,652	889,378
Motion Finco Sarl, 1M LIBOR + 3.25%(a)	3.47	11/12/2026	498,749	475,060	480,047
Playtika Holding Corp., 3M LIBOR + 6.000%	7.00	12/10/2024	554,167	545,427	556,877
PUG LLC, 1M LIBOR + 3.500%	3.65	2/12/2027	369,135	367,519	351,295
Vacalians Group, EURIBOR + 4.000%(a)	4.00	12/4/2025	500,000	481,309	521,950
Vue International Bidco plc, EURIBOR + 4.750%(a)	4.75	6/30/2026	423,797	474,020	438,591

Total Leisure, Amusement, Entertainment			6,280,902	6,019,149	5,503,676

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group, LLC, 1M LIBOR + 5.250%	6.50	8/1/2024	62,345	61,461	61,506
Husky Injection Molding Systems Ltd., 6M LIBOR + 3.000%(a)	3.27	3/28/2025	959,457	960,193	933,618

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,021,802	1,021,654	995,124

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube, LLC, 1M LIBOR + 5.000%(b)	5.16	6/30/2022	128,814	128,814	5,153

Oil and Gas — 0.6%*:
Fieldwood Energy LLC, 1M LIBOR + 7.250%(f)	7.25	4/11/2023	885,631	598,211	204
Gulf Finance LLC, 1M LIBOR + 5.250%	6.25	8/25/2023	1,265,326	1,224,935	951,259

Total Oil and Gas			2,150,957	1,823,146	951,463

Personal and Non-Durable Consumer Products Mfg. Only — 0.4%*:
Coty Inc., 1M LIBOR + 2.250%	2.40	4/7/2025	734,578	713,273	690,504

Personal Transportation — 0.0%*:
Bahia De Las Isletas, S.L., EURIBOR + 2.500%, EURIBOR + 7.500%(a)	2.50-7.50	4/30/2021	22,423	25,604	26,846

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Printing and Publishing — 0.1%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25%	11/19/2024	106,320	$102,989	$101,846

Retail Stores — 1.0%*:
Bass Pro Group, LLC, 1M LIBOR + 5.000%	5.75	9/25/2024	482,317	480,284	483,181
Harbor Freight Tools USA, Inc., 1M LIBOR + 3.250%	4.00	10/19/2027	767,459	759,606	766,178
Kirk Beauty One GmbH, 3M EURIBOR + 3.500%(a)	3.50	8/12/2022	500,001	546,283	543,304

Total Retail Stores			1,749,777	1,786,173	1,792,663

Telecommunications — 3.5%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.40	10/2/2025	1,042,431	1,011,569	1,036,916
CommScope, Inc., 1M LIBOR + 3.250%	3.40	4/6/2026	987,500	987,500	978,859
Eagle Broadband Investments LLC, 3M LIBOR + 3.000%	3.75	11/12/2027	159,556	157,961	159,258
ION Trading Technologies Sarl, 3M EURIBOR + 3.250%	4.25	11/21/2024	1,073,619	1,235,193	1,309,540
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	5.00	11/21/2024	279,142	274,771	278,146
Lorca Finco plc, 6M EURIBOR + 4.250%(a)	4.25	9/17/2027	500,000	580,402	611,717
Syniverse Technologies, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	194,576	193,723	175,307
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	153,729	152,501	99,716
Virgin Media SFA Finance Ltd., 1M GBP LIBOR + 3.250%(a)	3.28	1/15/2027	1,000,000	1,211,938	1,333,601

Total Telecommunications			5,390,553	5,805,558	5,983,060

Total Bank Loans			64,830,523	65,322,997	63,931,871

Corporate Bonds — 43.9%*:

Aerospace and Defense — 1.7%*:
Heathrow Finance plc(a)	4.38	3/1/2027	100,000	117,775	136,490
Heathrow Finance plc(a)	5.25	3/1/2024	100,000	127,946	142,118
Rolls-Royce plc(a)	3.38	6/18/2026	500,000	605,092	680,570
Rolls-Royce plc(a)	4.63	2/16/2026	100,000	117,545	131,938
Triumph Group, Inc.	5.25	6/1/2022	875,000	873,970	833,437
Triumph Group, Inc.(c)	6.25	9/15/2024	308,000	308,000	304,920
Triumph Group, Inc.	7.75	8/15/2025	750,000	784,928	685,313

Total Aerospace and Defense			2,733,000	2,935,256	2,914,786

Automobile — 3.2%*:
AA Bond Co. Ltd.(a)	5.50	7/31/2022	1,300,000	1,655,390	1,721,539
Clarios Global LP/Clarios US Finance Co.(c)	8.50	5/15/2027	1,000,000	1,031,602	1,086,409

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobile (Continued)
Ford Motor Co.	7.45%		7/16/2031	500,000	$584,494	$641,250
Ford Motor Co.	8.50		4/21/2023	569,000	567,496	640,415
Ford Motor Co.	9.63		4/22/2030	127,000	154,887	179,229
Gates Global LLC/Gates Global Co.(c)	6.25		1/15/2026	550,000	528,072	577,500
RAC Bond Co. plc(a)	5.00		11/6/2022	257,000	349,792	350,586
Schaeffler AG(a)	3.38		10/12/2028	200,000	235,690	268,763

Total Automobile				4,503,000	5,107,423	5,465,691

Banking — 1.8%*:
Alpha Bank AE, 5 year EUR Swap + 4.504%(a)	4.25	(d)	2/13/2030	275,000	301,895	314,039
Emirates NBD Bank PJSC, 6 year USD Swap + 5.702%(a)	6.13	(d)	1/9/2169	454,000	454,000	490,320
India Infoline Finance Ltd.(a)	5.88		4/20/2023	805,000	803,778	772,800
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(a)	3.65	(d)	11/19/2029	700,000	770,700	769,640
Piraeus Bank SA, 5 year EUR Swap + 5.774%(a)	5.50	(d)	2/19/2030	688,000	748,200	621,336
Piraeus Group Finance plc, 5 year EUR Swap + 9.952%(a)	9.75	(d)	6/26/2029	100,000	94,010	107,323

Total Banking				3,022,000	3,172,583	3,075,458

Beverage, Food and Tobacco — 2.2%*:
Boparan Finance plc(a)	7.63		11/30/2025	200,000	265,420	276,098
Eurotorg LLC Via Bonitron DAC(a)	9.00		10/22/2025	482,000	482,000	515,788
Foodco Bondco SA(a)	6.25		5/15/2026	100,000	111,292	108,727
JBS USA Food Co.(c)	5.50		1/15/2030	586,000	585,478	673,173
JBS USA LUX SA/JBS USA Finance, Inc.(c)	5.75		6/15/2025	344,000	348,597	355,180
JBS USA LUX SA/JBS USA Finance, Inc.(c)	6.75		2/15/2028	500,000	500,000	561,750
Sunshine Mid BV(a)	6.50		5/15/2026	600,000	726,330	760,111
Ulker Biskuvi Sanayi AS(a)	6.95		10/30/2025	494,000	494,000	533,876

Total Beverage, Food and Tobacco				3,306,000	3,513,117	3,784,703

Broadcasting and Entertainment — 2.8%*:
Altice USA, Inc.(c)	5.75		1/15/2030	455,000	471,911	498,794
Banijay Group SAS(a)	6.50		3/1/2026	750,000	828,337	918,070
Clear Channel Worldwide Holdings, Inc.	9.25		2/15/2024	192,000	194,125	194,400
Cox Media Group(c)	8.88		12/15/2027	376,000	376,000	414,540
DISH Network Corp.	3.38		8/15/2026	750,000	689,434	714,924
Netflix, Inc.	3.63		6/15/2030	500,000	569,318	693,457
Outfront Media, Inc.(c)	6.25		6/15/2025	298,000	298,000	314,390
Tele Columbus AG(a)	3.88		5/2/2025	900,000	974,846	1,101,462

Total Broadcasting and Entertainment				4,221,000	4,401,971	4,850,037

Buildings and Real Estate — 1.7%*:
China Aoyuan Group Ltd.(a)	5.98		8/18/2025	652,000	651,547	682,219
Kaisa Group Holdings Ltd.(a)	9.95		7/23/2025	1,000,000	1,000,173	977,500

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
Sunac China Holdings Ltd.(a)	6.50%	1/10/2025	790,000	$790,000	$811,725
Taylor Morrison Communities, Inc.(c)	5.13	8/1/2030	265,000	265,000	296,800
Ukraine Railways Via Shortline plc(a)	9.88	9/15/2021	100,000	101,071	102,250

Total Buildings and Real Estate			2,807,000	2,807,791	2,870,494

Cargo Transport — 0.8%*:
Kenan Advantage Group, Inc. (The)(c)	7.88	7/31/2023	1,367,000	1,367,000	1,367,000

Chemicals, Plastics and Rubber — 0.9%*:
Braskem Idesa SAPI(a)	7.45	11/15/2029	750,000	747,639	703,125
Consolidated Energy Finance SA(c)	6.88	6/15/2025	874,000	890,779	886,017

Total Chemicals, Plastics and Rubber			1,624,000	1,638,418	1,589,142

Containers, Packaging and Glass — 1.1%*:
Plastipak Holdings, Inc.(c)	6.25	10/15/2025	711,000	711,000	732,330
Trident TPI Holdings, Inc.(c)	9.25	8/1/2024	1,125,000	1,144,333	1,198,125

Total Containers, Packaging and Glass			1,836,000	1,855,333	1,930,455

Diversified/Conglomerate Manufacturing — 0.4%*:
Amsted Industries, Inc.(c)	4.63	5/15/2030	422,000	422,000	442,045
Mangrove Luxco III Sarl(a)	7.78	10/9/2025	300,000	315,751	313,720

Total Diversified/Conglomerate Manufacturing			722,000	737,751	755,765

Diversified/Conglomerate Service — 2.1%*:
Centurion Bidco SpA(a)	5.88	9/30/2026	300,000	347,155	377,032
EIG Investors Corp.	10.88	2/1/2024	352,000	362,376	364,144
Iron Mountain, Inc.(c)	5.25	7/15/2030	554,000	552,560	598,320
Summer BC Holdco A Sarl(a)	9.25	10/31/2027	315,368	389,409	406,383
Verisure Midholding AB(a)	5.75	12/1/2023	1,500,000	1,756,823	1,851,716

Total Diversified/Conglomerate Service			3,021,368	3,408,323	3,597,595

Electronics — 1.0%*:
Veritas US, Inc./Veritas Bermuda Ltd.(c)	7.50	9/1/2025	225,000	229,071	230,906
Veritas US, Inc./Veritas Bermuda Ltd.(c)	10.50	2/1/2024	1,419,000	1,433,048	1,440,285

Total Electronics			1,644,000	1,662,119	1,671,191

Farming and Agriculture — 0.3%*:
Kernel Holding SA(a)	6.75	10/27/2027	458,000	458,000	486,625

Finance — 4.3%*:
Alliance Data Systems Corp.(c)	4.75	12/15/2024	1,500,000	1,501,445	1,515,000
Cabot Financial Luxembourg SA	7.50	10/1/2023	286,677	411,388	398,577
Ford Motor Credit Co. LLC	4.13	8/17/2027	247,000	247,000	258,733
Global Aircraft Leasing Co. Ltd.(c)	6.50	9/15/2024	2,072,500	2,072,500	1,849,706

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	4.75%		9/15/2024	540,000	$548,603	$560,925
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		2/1/2024	1,162,000	1,162,000	1,181,731
OneMain Finance Corp.	5.38		11/15/2029	438,000	438,000	492,750
Travelex Financing plc(a),(b),(f)	8.00		5/15/2022	1,050,000	1,178,949	—
Travelex Issuerco Ltd.(a)	12.50		8/5/2025	459,000	504,026	1,129,829

Total Finance				7,755,177	8,063,911	7,387,251

Healthcare, Education and Childcare — 3.2%*:
Advanz Pharma Corp.(a)	8.00		9/6/2024	500,000	480,808	505,000
Bausch Health Cos., Inc.(c)	8.50		1/31/2027	415,000	421,063	461,550
Bausch Health Cos., Inc.(c)	9.00		12/15/2025	165,000	163,392	182,152
Bausch Health Cos., Inc.(c)	5.00		1/30/2028	204,000	204,000	210,230
Bausch Health Cos., Inc.(c)	5.00		2/15/2029	281,000	281,000	288,924
Bausch Health Cos., Inc.(c)	5.25		1/30/2030	200,000	200,000	210,000
Bausch Health Cos., Inc.(c)	5.25		2/15/2031	208,000	208,000	217,302
Centene Corp.	4.25		12/15/2027	285,000	282,880	302,100
Centene Corp.	4.63		12/15/2029	605,000	616,555	671,677
Cream Tech(a)	5.25		12/15/2025	450,000	514,306	559,638
Endo Pharmaceuticals, Inc.(c)	7.50		4/1/2027	708,000	708,000	768,180
Nidda BondCo GmbH(a)	7.25		9/30/2025	500,000	580,935	632,204
Tenet Healthcare Corp.(c)	6.13		10/1/2028	400,000	400,000	416,792

Total Healthcare, Education and Childcare				4,921,000	5,060,939	5,425,749

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
LSF9 Balta Issuer Sarl(a)	7.75		9/15/2022	453,600	525,351	524,237
Resideo Funding, Inc.(c)	6.13		11/1/2026	1,000,000	999,609	1,052,500

Total Home and Office Furnishings, Housewares, and Durable Consumer Products				1,453,600	1,524,960	1,576,737

Hotels, Motels, Inns and Gaming — 1.4%*:
Caesars Resort Collection LLC/CRC Finco, Inc.(c)	5.25		10/15/2025	301,000	272,587	304,188
Caesars Resort Collection LLC/CRC Finco, Inc.(c)	5.75		7/1/2025	214,000	214,000	226,750
Scientific Games International, Inc.(c)	8.63		7/1/2025	400,000	399,356	438,000
TVL Finance plc, 3M GBP LIBOR + 5.375%(a)	5.42	(d)	7/15/2025	500,000	632,787	604,844
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(c)	5.50		3/1/2025	464,000	442,540	484,300
Wynn Macau Ltd.(a),(c)	5.13		12/15/2029	270,000	270,000	275,737

Total Hotels, Motels, Inns and Gaming				2,149,000	2,231,270	2,333,819

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 1.1%*:
AMC Entertainment Holdings, Inc.(c)	10.50%	4/24/2026	142,000	$142,000	$95,850
AMC Entertainment Holdings, Inc.(c)	12.00	6/15/2026	1,229,393	1,620,973	270,466
Caesars Entertainment, Inc.(c)	6.25	7/1/2025	382,000	382,000	406,830
Caesars Entertainment, Inc.(c)	8.13	7/1/2027	279,000	279,000	308,859
Carnival Corp.	7.63	3/1/2026	150,000	177,893	193,858
CPUK Finance Ltd.(a)	4.88	8/28/2025	100,000	119,817	136,050
CPUK Finance Ltd.(a)	6.50	8/28/2026	100,000	129,880	142,045
Live Nation Entertainment, Inc.(c)	6.50	5/15/2027	133,000	133,000	148,763
Merlin Entertainments(a)	7.00	5/15/2025	100,000	125,558	128,579

Total Leisure, Amusement, Entertainment			2,615,393	3,110,121	1,831,300

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(c)	9.00	2/15/2023	578,000	576,286	566,440
Briggs & Stratton Corp.(f)	6.88	12/15/2020	514,000	510,268	38,550
Diebold Nixdorf Dutch Holding BV	9.00	7/15/2025	350,000	410,411	463,922

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,442,000	1,496,965	1,068,912

Mining, Steel, Iron and Non-Precious Metals — 3.9%*:
CSN Islands XI Corp.(a)	6.75	1/28/2028	800,000	800,000	866,000
First Quantum Minerals Ltd.(a),(c)	6.50	3/1/2024	1,006,000	969,691	1,033,665
First Quantum Minerals Ltd.(a)	6.88	10/15/2027	719,000	719,000	780,115
Freeport-McMoRan, Inc.	4.63	8/1/2030	881,000	881,000	966,897
Metinvest BV(a)	7.65	10/1/2027	286,000	281,631	311,025
Metinvest BV(a)	8.50	4/23/2026	200,000	211,723	223,500
Northwest Acquisitions ULC(a),(c),(f)	7.13	11/1/2022	1,227,000	1,242,919	8,282
SunCoke Energy Partners LP(c)	7.50	6/15/2025	608,000	602,334	603,562
Vedanta Resources Ltd.(a)	6.38	7/30/2022	1,075,000	630,064	951,039
Warrior Met Coal, Inc.(c)	8.00	11/1/2024	840,000	848,920	858,900

Total Mining, Steel, Iron and Non-Precious Metals			7,642,000	7,187,282	6,602,985

Oil and Gas — 3.2%*:
Borets International Ltd.(a)	6.00	9/17/2026	531,000	531,000	554,258
Cenovus Energy, Inc.(a)	6.75	11/15/2039	61,000	60,850	80,648
CVR Energy, Inc.(c)	5.25	2/15/2025	552,000	552,000	532,680
CVR Energy, Inc.(c)	5.75	2/15/2028	573,000	573,000	542,917
EnLink Midstream Partners LP	5.60	4/1/2044	206,000	159,186	165,315
Hilcorp Energy I LP/Hilcorp Finance Co.(c)	6.25	11/1/2028	1,000,000	1,000,000	1,021,250
KCA Deutag UK Finance plc(a),(b)	9.88	12/1/2025	349,975	349,977	363,099
Occidental Petroleum Corp.	5.88	9/1/2025	153,000	153,000	162,945
Occidental Petroleum Corp.	6.13	1/1/2031	221,000	221,000	236,514
Occidental Petroleum Corp.	6.38	9/1/2028	157,000	157,000	165,635
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	778,000	797,953	504,327

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
PBF Holding Co. LLC/PBF Finance Corp.(c)	9.25%		5/15/2025	161,000	$161,399	$158,730
PT Medco Bell Pte Ltd.(a)	6.38		1/30/2027	435,000	429,632	443,918
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(c)	4.88		2/1/2031	251,000	251,000	273,487
Tullow Oil plc(a)	6.25		4/15/2022	200,000	83,568	159,000
Tullow Oil plc(a)	7.00		3/1/2025	300,000	100,174	199,500

Total Oil and Gas				5,928,975	5,580,739	5,564,223

Personal Transportation — 0.2%*:
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(c)	6.50		6/20/2027	237,000	234,208	254,775
Naviera Armas S.A., 3M EURIBOR + 6.500%(a)	6.50	(d)	7/31/2023	250,000	288,580	142,111

Total Personal Transportation				487,000	522,788	396,886

Personal, Food and Miscellaneous — 0.3%*:
Walnut Bidco plc(a)	6.75		8/1/2024	397,000	441,643	502,891

Printing and Publishing — 0.2%*:
IPD 3 BV(a)	5.50		12/1/2025	200,000	237,560	251,661

Retail Stores — 1.1%*:
Arabian Centres Sukuk Ltd.(a)	5.38		11/26/2024	500,000	500,000	505,400
Future Retail Ltd.(a)	5.60		1/22/2025	950,000	849,259	804,234
House of Fraser Funding plc(a),(f)	5.95		9/15/2020	150,000	217,107	6,154
Takko Luxembourg 2 SCA, 3M EURIBOR + 5.375%(a)	5.38	(d)	11/15/2023	200,000	247,259	217,415
Takko Luxembourg 2 SCA(a)	5.38		11/15/2023	350,000	381,189	383,041

Total Retail Stores				2,150,000	2,194,814	1,916,244

Telecommunications — 2.8%*:
DKT Finance ApS(a)	7.00		6/17/2023	1,500,000	1,692,243	1,884,455
HTA Group Ltd.(a)	7.00		12/18/2025	623,000	619,791	670,114
IHS Netherlands Holdco BV(a),(c)	8.00		9/18/2027	750,000	739,256	808,125
Sprint Capital Corp.	6.88		11/15/2028	800,000	786,290	1,054,784
ViaSat, Inc.(c)	6.50		7/15/2028	327,000	327,000	353,883

Total Telecommunications				4,000,000	4,164,580	4,771,361

Utilities — 0.7%*:
Techem Verwaltungsgesellschaft 674 mbH(a)	6.00		7/30/2026	1,000,000	1,153,903	1,279,801

Total Corporate Bonds				73,405,513	76,036,560	75,268,762

Total Fixed Income				155,159,770	157,744,337	153,614,712

Total Investments				174,862,411	159,801,908	155,330,661

Other assets and liabilities – 9.5%*						16,262,818

Net Assets – 100.0%						$171,593,479

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	61.3%
United Kingdom	9.5%
Germany	6.1%
France	2.5%
Denmark	2.0%
India	1.6%
Spain	1.6%
China	1.6%
Sweden	1.5%
Ireland	1.3%
Netherlands	1.3%
Zambia	1.2%
Other (Individually less than 1%)	8.5%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2020.
(e)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(f)	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

A summary of outstanding derivatives at December 31, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/14/21	Canadian Imperial Bank of Commerce	EUR	836,965	$1,022,734	$1,016,647	$6,087
1/14/21	Bank of America N.A.	GBP	1,500,000	2,051,444	2,006,789	44,656

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$50,743

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/14/21	Barclays Bank plc	EUR	28,579,393	$34,922,734	$34,714,266	$(208,468)
1/14/21	Citibank N.A.	EUR	239,375	292,505	290,306	(2,199)
1/14/21	Canadian Imperial Bank of Commerce	GBP	8,319,202	11,377,583	11,130,814	(246,769)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(457,436)

EUR	Euro
GBP	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 88.3%*:

Asset-Backed Securities — 32.4%*:

CDO/CLO — 6.1%*:
Affirm Asset Securitization Trust 2020-A(a)	2.10%		2/18/2025	5,141,000	$5,140,425	$5,167,834
Affirm Asset Securitization Trust 2020-Z1(a)	3.46		10/15/2024	1,475,481	1,475,354	1,498,719
Bain Capital Credit CLO 2020-2 Ltd., 3M USD LIBOR + 1.850%(a)	2.07	(b)	7/21/2031	2,250,000	2,250,000	2,256,827
Bain Capital Credit CLO Ltd. 2016-2, 3M USD LIBOR + 1.800%(a)	2.04	(b)	1/15/2029	1,500,000	1,500,000	1,500,000
Benefit Street Partners CLO X Ltd., 3M USD LIBOR + 1.750%(a)	1.99	(b)	1/15/2029	2,200,000	2,200,000	2,199,991
BlueMountain CLO 2013-1 Ltd., 3M USD LIBOR + 1.230%(a)	1.45	(b)	1/20/2029	2,446,918	2,446,918	2,446,911
CBAM 2018-6 Ltd., 3M USD LIBOR + 1.270%(a)	1.51	(b)	1/15/2031	2,500,000	2,500,000	2,500,108
Cedar Funding IX CLO Ltd., 3M USD LIBOR + 0.980%(a)	1.20	(b)	4/20/2031	600,000	592,679	597,950
CIFC Funding 2015-IV Ltd., 3M USD3M USD LIBOR + 1.850%(a)	2.07	(b)	10/20/2027	1,900,000	1,898,126	1,900,181
Elmwood CLO II Ltd., 3M USD LIBOR + 1.450%(a)	1.67	(b)	4/20/2031	1,650,000	1,650,000	1,651,452
FCI Funding 2019-1 LLC(a)	3.63		2/18/2031	300,455	300,410	305,119
GoldentTree Loan Management US CLO 1 Ltd., 3M USD LIBOR + 1.450%(a)	1.67	(b)	4/20/2029	1,250,000	1,250,000	1,245,120
HPS Loan Management 15-2019 Ltd., 3M USD LIBOR + 1.320%(a)	1.54	(b)	7/22/2032	1,000,000	996,592	1,000,558
KKR CLO 28, Ltd., 3M USD LIBOR + 1.140%(a)	1.36	(b)	3/15/2031	700,000	692,048	698,217
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%(a)	1.50	(b)	6/15/2036	2,380,000	2,380,000	2,374,152
Lunar AirCraft 2020-1 Ltd.(a)	3.38		2/15/2045	811,725	811,716	766,628
Magnetite XVIII Ltd., 3M USD LIBOR + 1.080%(a)	1.30	(b)	11/15/2028	355,000	354,268	354,505
Milos CLO Ltd., 3M USD LIBOR + 1.070%(a)	1.29	(b)	10/20/2030	2,100,000	2,100,000	2,088,811
Navient Private Education Refi Loan Trust 2020-B(a)	2.77		1/15/2069	4,400,000	4,459,250	4,465,784
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%(a)	1.49	(b)	1/15/2028	2,600,000	2,590,485	2,579,400
Neuberger Berman Loan Advisers CLO 24 Ltd., 3M USD LIBOR + 1.500%(a)	1.72	(b)	4/19/2030	500,000	500,000	499,302
OCP CLO 2020-19 Ltd., 3M USD LIBOR + 1.750%(a)	2.07	(b)	7/20/2031	2,250,000	2,250,000	2,257,727
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%(a)	1.67	(b)	4/17/2027	900,000	900,000	899,838
Palmer Square CLO 2015-1 Ltd., 3M USD LIBOR + 1.650%(a)	1.86	(b)	5/21/2029	700,000	700,000	700,027
Recette CLO Ltd., 3M USD LIBOR + 1.700%(a)	1.92	(b)	10/20/2027	1,034,000	1,032,706	1,032,916

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Rockford Tower CLO 2017-1 Ltd., 3M USD LIBOR + 1.450%(a)	1.69	(b)%	4/15/2029	850,000	$850,000	$841,888
Rockford Tower CLO 2017-2 Ltd., 3M USD LIBOR + 1.500%(a)	1.74	(b)	10/15/2029	1,250,000	1,250,000	1,247,339
Rockford Tower CLO Ltd. 2017-3, 3M USD LIBOR + 1.190%(a)	1.41	(b)	10/20/2030	1,750,000	1,740,533	1,750,014
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%(a)	1.33	(b)	1/15/2030	1,625,000	1,619,844	1,620,598
RR 6 Ltd., 3M USD LIBOR + 1.250%(a)	1.49	(b)	4/15/2030	625,000	622,087	625,011
Salem Fields CLO Ltd. 2016-2, 3M USD LIBOR + 1.150%(a)	1.36	(b)	10/25/2028	2,000,000	1,999,101	2,000,008
TICP CLO XI Ltd.(a)	1.40	(b)	10/20/2031	1,600,000	1,591,243	1,600,005
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%(a)	1.29	(b)	10/20/2028	1,170,000	1,170,000	1,170,023

Total CDO/CLO				53,814,579	53,813,785	53,842,963

Other Asset-Backed Securities — 26.3%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%(a)	0.36	(b)	9/15/2041	76,379	74,501	74,220
AASET 2017-1 Trust(a)	3.97		5/16/2042	724,887	725,453	672,263
AASET 2020-1 Trust(a)	4.34		1/16/2040	783,605	783,589	671,943
AASET US Ltd. 2018-2 A(a)	4.45		11/18/2038	864,388	872,474	816,604
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.65	(b)	7/25/2058	100,000	86,939	91,421
AccessLex Institute 2002-A A2, AUCTION	1.96	(b)	9/25/2037	400,000	392,696	399,053
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	1,110,778	1,124,874	1,171,263
Affirm Asset Securitization Trust 2020-Z2(a)	1.90		1/15/2025	7,418,243	7,417,765	7,413,382
AmeriCredit Automobile Receivables Trust 2020-3	1.49		9/18/2026	339,000	338,885	339,461
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	1.05	(b)	10/25/2034	176,438	162,969	169,831
Avis Budget Rental Car Funding AESOP LLC(a)	3.02		8/20/2026	5,598,000	5,595,880	5,452,027
Avis Budget Rental Car Funding AESOP LLC(a)	4.15		9/20/2023	1,200,000	1,221,428	1,197,205
Avis Budget Rental Car Funding AESOP LLC(a)	4.53		3/20/2023	2,607,000	2,656,630	2,650,955
Avis Budget Rental Car Funding AESOP LLC(a)	4.73		9/20/2024	2,080,000	2,163,641	2,145,094
BRE Grand Islander Timeshare Issuer LLC 2017-1A A(a)	2.94		5/25/2029	113,909	113,888	114,387
BRE Grand Islander Timeshare Issuer LLC 2017-1A B(a)	3.24		5/25/2029	93,808	93,798	93,867

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
BRE Grand Islander Timeshare Issuer LLC 2019-A(a)	3.78%		9/26/2033	922,904	$922,874	$933,030
Business Jet Securities 2020-1 LLC(a)	2.98		11/15/2035	1,033,892	1,033,877	1,047,833
Capital Automotive LLC 2017-1A A1(a)	3.87		4/15/2047	285,017	284,940	285,421
Carmax Auto Owner Trust 2019-2	3.41		10/15/2025	615,000	614,971	639,923
Carmax Auto Owner Trust 2019-4	2.80		4/15/2026	5,159,000	5,217,309	5,331,790
CarMax Auto Owner Trust 2020-4	1.75		4/15/2027	1,946,000	1,945,812	1,945,522
CARS-DB4 LP(a)	4.17		2/15/2050	2,189,000	2,188,076	2,279,469
Carvana Auto Receivables Trust 2019-4(a)	3.07		7/15/2025	3,547,000	3,546,960	3,673,122
Castlelake Aircraft Securitization Trust 2018-1(a)	4.13		6/15/2043	1,812,518	1,813,437	1,722,805
Castlelake Aircraft Securitization Trust 2019-1A(a)	3.97		4/15/2039	1,097,818	1,103,109	1,044,018
Castlelake Aircraft Securitization Trust 2019-1A(a)	5.10		4/15/2039	824,562	832,401	677,203
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	0.40	(b)	6/25/2036	9,022	8,850	8,964
CF Hippolyta LLC(a)	2.28		7/15/2060	399,885	399,740	406,071
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	0.47	(b)	6/28/2040	574,916	546,207	520,372
CLI Funding VI LLC(a)	3.71		5/18/2044	946,315	946,315	965,009
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	1.80	(b)	11/26/2046	764,129	765,001	767,440
College Avenue Student Loans LLC(a)	3.81		12/28/2048	1,351,000	1,350,876	1,388,565
College Avenue Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%(a)	1.35	(b)	12/26/2047	753,026	753,026	756,797
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	0.73	(b)	1/15/2037	128,155	115,126	115,476
Commonbond Student Loan Trust 2017-A-GS(a)	3.47		5/25/2041	764,472	754,404	794,766
Commonbond Student Loan Trust 2017-A-GS(a)	5.28		5/25/2041	102,377	102,365	111,779
Commonbond Student Loan Trust 2018-A-GS(a)	3.82		2/25/2044	66,942	66,928	68,296
Commonbond Student Loan Trust 2018-BGS(a)	4.12		9/25/2045	75,437	75,428	76,799
Commonbond Student Loan Trust 2018-C-GS(a)	4.35		2/25/2046	45,801	45,797	46,850
Commonbond Student Loan Trust 2019-A-GS(a)	3.04		1/25/2047	1,514,291	1,513,918	1,533,857
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	26,606	25,660	26,721
DB Master Finance LLC(a)	3.79		5/20/2049	935,163	935,163	953,400
DB Master Finance LLC(a)	4.02		5/20/2049	1,105,012	1,105,013	1,157,223
DB Master Finance LLC(a)	4.03		11/20/2047	972,500	941,295	1,032,717
Diamond Resorts Owner Trust 2018-1(a)	3.70		1/21/2031	258,610	258,610	270,081

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Domino’s Pizza Master Issuer LLC(a)	4.12%		7/25/2048	645,150	$645,150	$675,979
DRB Prime Student Loan Trust 2016-R A2(a)	3.07		10/25/2044	364,558	363,935	369,435
Drive Auto Receivables Trust 2019-4	2.70		2/16/2027	1,983,000	1,982,959	2,042,412
Earnest Student Loan Program 2017-A LLC(a)	3.59		1/25/2041	447,336	447,018	453,716
EdLinc Student Loan Funding Trust 2017-A A, PRIME–1.150%(a)	3.60	(b)	12/1/2047	863,941	858,268	854,324
EDvestinU Private Education Loan Issue No 1 LLC(a)	3.58		11/25/2038	1,379,319	1,379,093	1,452,682
Elara HGV Timeshare Issuer 2016-A LLC(a)	3.22		4/25/2028	456,333	452,723	450,360
Elara HGV Timeshare Issuer LLC 2014-A B(a)	3.02	(c)	2/25/2027	6,107	6,074	6,100
Elara HGV Timeshare Issuer LLC 2016-A A(a)	2.73		4/25/2028	661,803	652,167	659,043
Elara HGV Timeshare Issuer LLC 2017-A(a)	2.96		3/25/2030	1,079,786	1,072,665	1,061,815
Elara HGV Timeshare Issuer LLC 2017-A A(a)	2.69		3/25/2030	193,995	193,982	193,383
Elara HGV Timeshare Issuer LLC 2019-A(a)	3.45		1/25/2034	2,153,869	2,153,381	2,115,685
ELFI Graduate Loan Program LLC 2018-A(a)	4.00		8/25/2042	305,730	300,124	317,983
Exeter Automobile Receivables Eart 2019 1A(a)	4.13		12/16/2024	7,435,000	7,679,661	7,750,918
Exeter Automobile Receivables Trust 2019-3(a)	3.11		8/15/2025	1,545,000	1,544,735	1,596,556
Flagship Credit Auto Trust 2017-4(a)	3.58		1/15/2024	3,500,000	3,560,913	3,600,876
Flagship Credit Auto Trust 2019-1(a)	3.60		2/18/2025	2,175,000	2,176,251	2,254,550
Global SC Finance II SRL 2014-1A A1(a),(d)	3.19		7/17/2029	111,083	111,066	110,528
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%(a)	0.91	(b)	8/25/2048	104,041	100,248	103,293
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.65	(b)	9/25/2043	100,000	77,907	92,468
Goodgreen 2019-2(a)	2.76		10/15/2054	2,051,941	2,051,941	2,120,866
Goodgreen Trust 2016-1 A(a)	3.23		10/15/2052	633,341	626,088	652,463
Goodgreen Trust 2018-1A A(a)	3.93		10/15/2053	2,803,849	2,834,952	2,988,975
Goodgreen Trust 2019-1(a)	3.86		10/15/2054	2,335,213	2,335,622	2,468,200
HERO Funding Trust 2015-1A A(a)	3.84		9/21/2040	371,175	377,336	392,332
HERO Funding Trust 2016-4A A1(a)	3.57		9/20/2047	173,893	173,828	182,310
HERO Funding Trust 2017-2A A1(a)	3.28		9/20/2048	66,196	66,188	68,402
HERO Funding Trust 2017-2A A2(a)	4.07		9/20/2048	52,011	53,228	54,236
HERO Funding Trust 2017-3A A1(a)	3.19		9/20/2048	437,658	437,519	450,797
HERO Funding Trust 2018-1(a)	4.67		9/20/2048	699,016	712,840	748,401
Hertz Fleet Lease Funding LP(a)	3.44		1/10/2033	2,625,000	2,624,617	2,675,189
Hertz Vehicle Financing II LP(a)	3.29		7/25/2022	1,000,000	993,705	996,671
Hertz Vehicle Financing II LP(a)	3.56		10/25/2021	2,300,000	2,294,377	2,295,558
Hertz Vehicle Financing II LP(a)	3.60		2/25/2024	3,200,000	3,256,968	3,199,874
Hertz Vehicle Financing II LP(a)	4.39		2/25/2024	3,000,000	2,692,446	2,965,020
Hertz Vehicle Financing LLC 2018-3(a)	4.37		7/25/2024	620,000	620,959	622,124
Higher Education Funding I 2004-1 B1, 28 day ARS(a)	3.41	(b)	1/1/2044	950,000	840,824	806,522
Hilton Grand Vacations Trust 2017-AA B(a)	2.96	(c)	12/26/2028	417,241	418,296	420,631
Hilton Grand Vacations Trust 2018-A(a)	3.54		2/25/2032	232,119	232,114	245,837
Hilton Grand Vacations Trust 2019-A(a)	2.84		7/25/2033	1,884,000	1,884,000	1,889,096

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Horizon Aircraft Finance I Ltd. 2018-1 A(a)	4.46%		12/15/2038	443,817	$443,808	$428,693
Horizon Aircraft Finance III Ltd.(a)	3.43		11/15/2039	965,772	918,886	933,190
KDAC Aviation Finance Ltd.(a)	4.21		12/15/2042	1,005,567	1,002,878	906,981
Kestrel Aircraft Funding Ltd.(a),(d)	4.25		12/15/2038	3,337,308	3,398,573	3,090,879
Laurel Road Prime Student Loan Trust 2017-B CFX(a)	3.61		8/25/2042	235,506	235,473	240,754
Laurel Road Prime Student Loan Trust 2017-C B(a)	2.95		11/25/2042	271,253	271,156	278,412
Laurel Road Prime Student Loan Trust 2019-A(a)	3.00		10/25/2048	687,875	687,817	702,074
Lendmark Funding Trust 2018-1(a)	3.81		12/21/2026	630,000	629,975	637,755
MACH 1 Cayman 2019-1 Ltd.(a)	3.47		10/15/2039	1,370,111	1,370,068	1,323,589
Marlette Funding Trust 2019-2(a)	3.53		7/16/2029	976,000	975,836	997,897
Mosaic Solar Loan Trust 2018-2-GS(a)	4.20		2/22/2044	404,885	404,823	435,975
Mosaic Solar Loans LLC 2017-1A A(a)	4.45		6/20/2042	59,329	59,314	63,804
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%(a)	0.88	(b)	12/15/2059	266,989	266,989	265,985
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	1.65	(b)	7/25/2052	1,100,000	1,096,007	1,042,033
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%(a)	0.87	(b)	3/25/2067	1,600,000	1,600,000	1,585,266
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%(a)	0.90	(b)	3/25/2067	1,360,000	1,360,000	1,361,730
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 0.950%(a)	1.10	(b)	5/25/2024	1,108,000	1,108,000	1,104,547
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.450%(a)	1.60	(b)	5/25/2024	1,018,000	1,018,000	1,017,584
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%(a)	1.90	(b)	12/26/2040	83,438	83,438	83,863
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	100,139	100,071	102,048
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	0.41	(b)	1/25/2038	950,922	898,399	812,877
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	0.50	(b)	6/25/2041	1,513,112	1,421,410	1,289,765
Nelnet Student Loan Trust 2007-2, 28 day ARS(a)	2.97	(b)	6/25/2035	2,000,000	1,976,684	1,918,554
Nelnet Student Loan Trust 2012-4, 1M USD LIBOR + 1.000%(a)	1.15	(b)	7/26/2049	900,000	870,468	821,087
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1(a)	5.47		8/15/2053	1,651,000	1,651,000	1,656,865
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%(a)	1.40	(b)	5/27/2036	77,107	74,323	77,381
NovaStar Mortgage Funding Trust 2004-4 M5, 1M LIBOR + 1.725%	1.87	(b)	3/25/2035	136,134	136,134	135,853

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
NP SPE II LLC(a)	2.57%		9/20/2049	667,574	$667,574	$667,749
NP SPE II LLC 2017-1A A1(a)	3.37		10/21/2047	315,354	315,354	326,134
NRZ Advance Receivables Trust 2015-ON1(a)	2.46		10/15/2052	1,688,000	1,688,000	1,688,014
Oak Street Investment Grade Net Lease Fund Series 2020-1(a)	2.26		11/20/2050	1,654,000	1,653,819	1,665,595
OneMain Financial Issuance Trust 2019-2(a)	3.66		10/14/2036	2,400,000	2,399,509	2,477,492
Orange Lake Timeshare Trust 2016-A B(a)	2.91		3/8/2029	237,526	234,863	237,711
Orange Lake Timeshare Trust 2018-A(a)	3.74		11/8/2030	466,881	474,232	469,138
Orange Lake Timeshare Trust 2019-A(a)	4.93		4/9/2038	1,760,657	1,760,312	1,775,969
Oxford Finance Funding 2020-1 LLC(a)	3.10		2/15/2028	1,296,000	1,296,000	1,325,215
Oxford Finance Funding 2020-1 LLC(a)	4.04		2/15/2028	1,750,000	1,783,154	1,789,477
Pennsylvania Higher Education Assistance Agency	1.41		10/25/2042	800,000	789,449	796,008
Pioneer Aircraft Finance Ltd.(a),(d)	3.97		6/15/2044	957,937	957,937	910,014
Planet Fitness Master Issuer LLC(a)	4.26		9/5/2048	2,541,500	2,558,820	2,552,682
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.560%	0.71	(b)	5/25/2036	1,497	1,448	1,495
RAMP Series 2005-EFC1 Trust, 1M USD LIBOR + 0.975%	1.12	(b)	5/25/2035	2,300,000	2,297,143	2,293,612
Santander Drive Auto Receivables Trust 2020-4	1.48		1/15/2027	401,000	400,925	401,496
Santander Revolving Auto Loan Trust 2019-A(a)	2.80		1/26/2032	687,000	686,719	727,165
Santander Revolving Auto Loan Trust 2019-A(a)	3.00		1/26/2032	439,000	438,867	463,051
Santander Revolving Auto Loan Trust 2019-A(a)	3.45		1/26/2032	867,000	866,960	918,171
SBA Tower Trust(a)	2.84		1/15/2050	5,300,000	5,300,000	5,542,186
SBA Tower Trust(a)	3.87		10/15/2049	1,300,000	1,304,906	1,390,081
Sierra Receivables Funding Co LLC 2017-1A A(a)	2.91		3/20/2034	254,293	254,969	258,049
Sierra Timeshare 2016-2 Receivables Funding LLC(a)	2.78		7/20/2033	161,991	160,703	162,266
Sierra Timeshare 2018-3 Receivables Funding LLC(a)	5.20		9/20/2035	343,358	346,656	343,257
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	3.77		1/20/2036	820,702	824,489	823,807
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	4.75		1/20/2036	1,090,061	1,091,449	1,097,458
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	3.00		8/20/2036	3,148,752	3,148,466	3,180,135
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	4.18		8/20/2036	1,534,873	1,535,053	1,509,524
Sierra Timeshare 2020-2 Receivables Funding LLC(a)	3.51		7/20/2037	440,595	440,541	450,140
Sierra Timeshare Receivables Funding LLC 2019-2(a)	4.54		5/20/2036	1,409,985	1,414,159	1,412,553
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	0.42	(b)	2/15/2045	555,609	504,254	491,541

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLC Student Loan Trust 2006-1, 3M USD LIBOR + 0.210%	0.43	(b)%	3/15/2055	1,960,224	$1,829,300	$1,739,297
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	0.45	(b)	12/15/2039	1,463,519	1,368,649	1,307,048
SLM Student Loan Trust 2003-11, 3M USD LIBOR + 0.650%	0.87	(b)	12/15/2038	823,522	785,815	770,384
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	0.51	(b)	7/25/2025	21,006	20,566	20,936
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	0.87	(b)	6/15/2038	318,502	305,747	297,535
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	0.71	(b)	7/25/2039	459,368	438,378	424,488
SLM Student Loan Trust 2004-8, 3M USD LIBOR + 0.460%	0.67	(b)	1/25/2040	963,070	915,940	892,773
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	0.39	(b)	7/25/2055	615,920	551,830	559,081
SLM Student Loan Trust 2005-5, 3M USD LIBOR + 0.250%	0.46	(b)	10/25/2040	617,859	582,017	554,902
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	0.50	(b)	1/25/2044	1,791,198	1,678,150	1,597,580
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	0.51	(b)	1/25/2041	712,518	682,921	650,479
SLM Student Loan Trust 2006-2(e)	Zero Coupon		1/25/2041	3,956	1,621,960	2,175,800
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	0.42	(b)	10/25/2040	482,228	432,390	431,089
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	0.41	(b)	1/27/2042	476,861	445,070	429,550
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	0.31	(b)	1/26/2026	3,108	3,060	3,107
SMB Private Education Loan Trust 2014-A(a)	4.00		9/15/2042	1,250,000	1,270,829	1,311,390
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%(a)	1.31	(b)	5/15/2026	111,908	112,459	112,101
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%(a)	1.16	(b)	6/15/2027	24,822	24,556	24,859
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%(a)	1.66	(b)	2/17/2032	900,000	917,233	907,540
SMB Private Education Loan Trust 2015-C(a)	4.50		9/17/2046	1,710,000	1,753,197	1,868,483
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%(a)	2.11	(b)	8/16/2032	700,000	726,329	716,973
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%(a)	1.61	(b)	2/17/2032	63,602	63,602	63,885
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%(a)	1.26	(b)	9/15/2034	152,490	152,490	153,911
SoFi Alternative Trust 2019-C(a),(e)	4.97		1/25/2045	2,666,123	2,754,579	2,875,960

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Consumer Loan Program 2020-1 Trust(a)	2.94%		1/25/2029	4,000,000	$3,999,364	$4,004,868
SoFi Consumer Loan Program Trust 2019-3(a)	3.89		5/25/2028	2,766,000	2,767,800	2,866,463
SoFi Professional Loan Program 2017-C LLC(a)	4.21		7/25/2040	2,410,000	2,519,584	2,532,672
SoFi Professional Loan Program 2018-A LLC(a),(e)	Zero Coupon		2/25/2042	1,372,500	1,026,351	507,652
SoFi Professional Loan Program 2018-B Trust(a),(e)	Zero Coupon		8/26/2047	1,265,700	724,417	469,471
SoFi Professional Loan Program 2018-D Trust(a),(e)	Zero Coupon		2/25/2048	1,887,200	706,109	417,260
SoFi Professional Loan Program 2019-A LLC(a),(e)	Zero Coupon		6/15/2048	3,522,900	1,114,845	758,833
SoFi Professional Loan Program 2019-A LLC(a)	4.11		6/15/2048	870,000	876,441	922,705
SoFi Professional Loan Program LLC 2015-C A2(a)	2.51		8/25/2033	11,918	11,869	11,968
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%(a)	1.35	(b)	6/25/2033	131,048	132,353	131,724
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%(a)	1.10	(b)	1/25/2039	25,213	25,213	25,233
SoFi Professional Loan Program LLC 2017-D R1(a)	Zero Coupon		9/25/2040	1,233,700	759,656	357,107
SpringCastle America Funding LLC(a)	1.97		9/25/2037	3,435,423	3,435,255	3,456,426
Stack Infrastructure Issuer LLC(a)	1.89		8/25/2045	674,000	674,000	681,111
Store Master Funding I-VII A3(a)	4.40		10/20/2048	1,877,833	1,896,823	1,923,194
TAL Advantage VII LLC(a)	3.82		9/20/2045	2,531,750	2,531,191	2,523,243
Terwin Mortgage Trust 2006-5, 1M USD LIBOR + 0.210%(a)	0.36	(b)	7/25/2037	2,821,353	2,779,125	2,779,836
TLF National Tax Lien Trust 2017-1(a)	3.09		12/15/2029	901,896	897,496	908,000
Trafigura Securitisation Finance plc 2018-1, 1M USD LIBOR + 0.730%(a),(d)	0.89	(b)	3/15/2022	1,820,000	1,817,207	1,820,018
Trafigura Securitisation Finance plc 2018-1(a),(d)	4.29		3/15/2022	1,800,000	1,799,956	1,801,548
Trinity Rail Leasing 2019 LLC(a)	3.82		4/17/2049	2,119,347	2,118,319	2,216,495
TRIP Rail Master Funding LLC 2011-1A A2(a)	6.02		7/15/2041	1,248,118	1,326,740	1,271,099
TRIP Rail Master Funding LLC 2017-1A A1(a)	2.71		8/15/2047	49,985	49,985	50,048
Upstart Securitization Trust 2020-3(a)	1.70		11/20/2030	4,436,068	4,436,068	4,430,774
Vantage Data Centers LLC(a)	1.65		9/15/2045	2,475,000	2,475,000	2,491,962
VSE 2018-A Voi Mortgage LLC(a)	4.02		2/20/2036	225,541	225,515	221,709
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	0.51	(b)	10/25/2040	514,769	476,200	469,858
Welk Resorts LLC 2017-AA B(a)	3.41		6/15/2033	558,702	561,353	557,102
Westgate Resorts LLC 2017-1A A(a)	3.05		12/20/2030	122,138	122,138	123,458

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Westgate Resorts LLC 2018-1(a)	3.38%		12/20/2031	308,761	$308,306	$313,693
Westlake Automobile Receivables Trust 2019-3(a)	3.59		3/17/2025	2,182,000	2,181,703	2,226,066
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	1,044,505	1,058,574	901,438

Total Other Asset-Backed Securities				236,055,090	232,253,349	231,984,716

Total Asset-Backed Securities				289,869,669	286,067,134	285,827,679

Corporate Bonds — 41.4%*:

Agriculture — 1.2%*:
BAT Capital Corp.(d)	3.22		8/15/2024	3,115,000	3,139,414	3,372,368
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,840,000	1,828,502	1,910,253
Imperial Brands Finance plc(a),(d)	3.13		7/26/2024	2,677,000	2,747,311	2,866,928
Imperial Brands Finance plc(a),(d)	3.50		2/11/2023	1,347,000	1,350,016	1,410,150
Reynolds American, Inc.	4.45		6/12/2025	775,000	873,664	882,721

Total Agriculture				9,754,000	9,938,907	10,442,420

Airlines — 0.1%*:
Delta Air Lines, Inc. / SkyMiles IP Ltd.(a)	4.50		10/20/2025	755,000	755,000	806,989

Auto Manufacturers — 1.9%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	1.05	(b)	4/5/2021	1,135,000	1,135,000	1,130,137
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.46	(b)	2/15/2023	985,000	985,000	950,557
Ford Motor Credit Co. LLC	3.09		1/9/2023	1,860,000	1,863,984	1,892,448
Ford Motor Credit Co. LLC	3.35		11/1/2022	2,485,000	2,492,261	2,528,487
Ford Motor Credit Co. LLC	5.09		1/7/2021	350,000	350,004	350,000
General Motors Co.	6.13		10/1/2025	815,000	969,321	988,570
General Motors Financial Co., Inc.	3.25		1/5/2023	3,942,000	3,916,023	4,133,614
Harley-Davidson Financial Services, Inc.(a)	3.35		6/8/2025	886,000	934,735	959,707
Hyundai Capital America(a)	2.38		2/10/2023	1,920,000	1,927,153	1,978,795
Hyundai Capital America(a)	2.85		11/1/2022	1,320,000	1,319,897	1,367,914
Nissan Motor Acceptance Corp.(a),(d)	1.90		9/14/2021	670,000	669,193	674,635

Total Auto Manufacturers				16,368,000	16,562,571	16,954,864

Beverages — 0.9%*:
Bacardi Ltd.(a),(d)	4.45		5/15/2025	3,304,000	3,654,483	3,687,307
Molson Coors Beverage Co.	2.10		7/15/2021	325,000	324,668	327,728
Molson Coors Beverage Co.	3.00		7/15/2026	2,595,000	2,756,047	2,828,996
Molson Coors Beverage Co.	3.50		5/1/2022	1,089,000	1,085,184	1,132,391

Total Beverages				7,313,000	7,820,382	7,976,422

Chemicals — 1.5%*:
Alpek SAB de CV(a),(d)	4.50		11/20/2022	1,679,000	1,745,100	1,773,968

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals (Continued)
DuPont de Nemours, Inc.	4.49%		11/15/2025	2,960,000	$3,233,826	$3,455,356
LYB International Finance III LLC	1.25		10/1/2025	750,000	747,731	763,137
Nutrition & Biosciences, Inc.(a)	1.23		10/1/2025	1,495,000	1,495,000	1,510,868
RPM International, Inc.	3.45		11/15/2022	1,155,000	1,158,849	1,199,760
Syngenta Finance NV(a),(d)	3.93		4/23/2021	500,000	500,265	503,356
Syngenta Finance NV(a),(d)	4.44		4/24/2023	3,800,000	3,924,351	3,987,843
Syngenta Finance NV(a),(d)	4.89		4/24/2025	200,000	216,904	214,651

Total Chemicals				12,539,000	13,022,026	13,408,939

Commercial Banks — 9.1%*:
ABN AMRO Bank NV(a),(d)	4.75		7/28/2025	1,840,000	2,018,912	2,117,566
Banco Santander SA(d)	2.75		5/28/2025	1,600,000	1,600,000	1,708,040
Banco Santander SA(d)	3.50		4/11/2022	2,400,000	2,404,316	2,492,289
Bank of America Corp., 3M USD LIBOR + 0.930%	2.82	(b)	7/21/2023	9,545,000	9,593,839	9,911,824
Bank of Nova Scotia (The)(d)	4.50		12/16/2025	3,518,000	3,928,059	4,101,784
Barclays Bank plc, 3M USD LIBOR + 1.380%(d)	1.60	(b)	5/16/2024	1,235,000	1,229,993	1,251,648
Barclays Bank plc(a),(d)	10.18		6/12/2021	3,435,000	3,546,476	3,572,567
BPCE SA(a),(d)	5.70		10/22/2023	3,525,000	3,882,243	3,989,730
Burgan Bank SAK, 5 year CMT + 2.229%(d)	2.75	(b)	12/15/2031	2,000,000	2,000,000	1,986,800
Citigroup, Inc.	4.40		6/10/2025	4,840,000	5,318,732	5,533,602
Credit Suisse AG(a),(d)	6.50		8/8/2023	4,510,000	4,906,925	5,072,776
Danske Bank A/S(a),(d)	5.00		1/12/2022	1,990,000	2,036,155	2,077,477
Deutsche Bank AG, SOFRRATE + 2.159%(d)	2.22	(b)	9/18/2024	2,815,000	2,815,000	2,895,899
Discover Bank	4.20		8/8/2023	2,185,000	2,227,939	2,388,893
Goldman Sachs Group, Inc. (The)	4.25		10/21/2025	9,390,000	10,556,325	10,768,465
HSBC Holdings plc(d)	4.25		3/14/2024	3,615,000	3,784,474	3,988,586
HSBC Holdings plc(d)	4.25		8/18/2025	200,000	221,043	227,235
Mitsubishi UFJ Financial Group, Inc.(d)	2.67		7/25/2022	2,580,000	2,556,345	2,669,302
Morgan Stanley, SOFRRATE + 1.990%	2.19	(b)	4/28/2026	1,795,000	1,795,000	1,895,954
Morgan Stanley	4.10		5/22/2023	1,785,000	1,879,969	1,937,143
Societe Generale SA, 1 year CMT +1.100%(a),(d)	1.49	(b)	12/14/2026	2,211,000	2,211,000	2,230,532
Sumitomo Mitsui Financial Group, Inc.(d)	1.47		7/8/2025	1,440,000	1,440,000	1,474,761
Sumitomo Mitsui Financial Group, Inc.	2.45		9/27/2024	2,025,000	2,025,000	2,156,642
Sumitomo Mitsui Financial Group, Inc.(d)	3.75		7/19/2023	460,000	479,469	497,900
Synchrony Bank	3.00		6/15/2022	1,680,000	1,651,815	1,734,819
UBS Group AG(a),(d)	4.13		9/24/2025	1,500,000	1,632,562	1,717,587

Total Commercial Banks				74,119,000	77,741,591	80,399,821

Commercial Services — 0.7%*:
Adani Ports & Special Economic Zone Ltd.(a),(d)	3.38		7/24/2024	5,878,000	5,986,404	6,114,957

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services — 5.0%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust(d)	2.88%	8/14/2024	4,960,000	$4,964,544	$5,158,330
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.50	9/15/2023	1,095,000	1,089,074	1,187,224
Africa Finance Corp.(d)	3.13	6/16/2025	3,898,000	4,020,970	4,019,812
Aircastle Ltd.	5.00	4/1/2023	4,871,000	5,024,105	5,192,021
Antares Holdings LP(a)	6.00	8/15/2023	2,160,000	2,209,719	2,202,818
Athene Global Funding(a)	2.75	6/25/2024	2,705,000	2,710,916	2,860,069
Avolon Holdings Funding Ltd.(a),(d)	2.88	2/15/2025	1,470,000	1,468,563	1,498,910
BGC Partners, Inc.	4.38	12/15/2025	1,475,000	1,472,311	1,560,208
Brookfield Finance LLC(d)	4.00	4/1/2024	2,275,000	2,332,652	2,497,238
Genpact Luxembourg Sarl	3.70	4/1/2022	2,175,000	2,181,819	2,217,638
Lazard Group LLC	3.75	2/13/2025	3,430,000	3,631,512	3,809,046
LeasePlan Corp. NV(a),(d)	2.88	10/24/2024	1,502,000	1,511,622	1,587,100
Park Aerospace Holdings Ltd.(a),(d)	5.25	8/15/2022	6,270,000	6,390,866	6,580,427
SPARC EM SPC Panama Metro Line 2 SP(a),(d)	Zero Coupon	12/5/2022	970,553	948,689	945,086
Synchrony Financial	2.85	7/25/2022	2,510,000	2,511,935	2,591,949

Total Diversified Financial Services			41,766,553	42,469,297	43,907,876

Electric — 1.5%*:
Alliant Energy Finance LLC(a)	1.40	3/15/2026	1,085,000	1,083,003	1,089,680
American Electric Power Co., Inc.	1.00	11/1/2025	1,970,000	1,965,554	1,993,446
Enel Finance International NV(a),(d)	2.88	5/25/2022	1,050,000	1,049,073	1,083,360
Entergy Corp.	4.00	7/15/2022	750,000	760,147	786,418
Entergy Texas, Inc.	2.55	6/1/2021	460,000	459,986	463,181
National Central Cooling Co. PJSC(d)	2.50	10/21/2027	2,519,000	2,491,125	2,547,339
Pacific Gas and Electric Co.	1.75	6/16/2022	4,070,000	4,071,098	4,081,486
Puget Energy, Inc.	6.00	9/1/2021	1,275,000	1,298,654	1,319,493

Total Electric			13,179,000	13,178,640	13,364,403

Gas — 0.3%*:
NiSource, Inc.	0.95	8/15/2025	2,790,000	2,783,582	2,806,852

Housewares — 0.4%*:
Newell Brands, Inc.	4.35	4/1/2023	3,749,000	3,816,645	3,932,289

Insurance — 2.3%*:
AmTrust Financial Services, Inc.	6.13	8/15/2023	3,245,000	3,306,492	3,204,539
Athene Global Funding(a)	2.50	1/14/2025	1,610,000	1,612,512	1,686,533
CNO Financial Group, Inc.	5.25	5/30/2025	2,720,000	3,103,599	3,157,313
Enstar Group Ltd.	4.50	3/10/2022	2,750,000	2,769,669	2,854,575
Jackson National Life Global Funding(a)	2.50	6/27/2022	2,475,000	2,469,019	2,553,198
Lincoln National Corp.	4.00	9/1/2023	472,000	477,422	514,846
Trinity Acquisition PLC	3.50	9/15/2021	2,662,000	2,665,075	2,709,690

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance (Continued)
Unum Group	3.88%	11/5/2025	2,625,000	$2,688,883	$2,908,617
Willis Towers Watson PLC	5.75	3/15/2021	370,000	371,743	373,726

Total Insurance			18,929,000	19,464,414	19,963,037

Investment Company Security — 1.6%*:
Ares Capital Corp.	4.20	6/10/2024	5,110,000	5,202,754	5,515,921
BlackRock TCP Capital Corp.	3.90	8/23/2024	3,630,000	3,597,949	3,792,775
BlackRock TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,138,295	1,188,621
Sixth Street Specialty Lending, Inc.	3.88	11/1/2024	3,360,000	3,357,314	3,463,677

Total Investment Company Security			13,240,000	13,296,312	13,960,994

Iron/Steel — 1.7%*:
Reliance Steel & Aluminum Co.	1.30	8/15/2025	1,510,000	1,505,745	1,533,661
Severstal OAO Via Steel Capital SA(a),(d)	3.15	9/16/2024	5,878,000	6,058,816	6,146,184
Steel Dynamics, Inc.	2.40	6/15/2025	710,000	707,587	754,637
Steel Dynamics, Inc.	2.80	12/15/2024	1,070,000	1,069,358	1,150,346
Vale Overseas Ltd.(d)	6.25	8/10/2026	4,199,000	5,040,550	5,204,136

Total Iron/Steel			13,367,000	14,382,056	14,788,964

IT Services — 0.7%*:
Dell International LLC/EMC Corp.(a)	4.00	7/15/2024	2,472,000	2,533,276	2,725,693
Dell International LLC/EMC Corp.(a)	5.85	7/15/2025	1,155,000	1,284,626	1,386,943
Leidos, Inc.(a)	2.95	5/15/2023	1,635,000	1,629,773	1,720,195

Total IT Services			5,262,000	5,447,675	5,832,831

Lodging — 0.6%*:
Las Vegas Sands Corp.	3.20	8/8/2024	4,595,000	4,605,964	4,866,905
Marriott International, Inc.	5.75	5/1/2025	679,000	678,976	794,227

Total Lodging			5,274,000	5,284,940	5,661,132

Machinery-Diversified — 0.3%*:
CNH Industrial Capital LLC	1.95	7/2/2023	515,000	512,279	530,165
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,113,703	1,136,063
CNH Industrial NV(d)	4.50	8/15/2023	900,000	908,023	981,348

Total Machinery-Diversified			2,525,000	2,534,005	2,647,576

Media — 0.8%*:
Sirius XM Radio, Inc.(a)	3.88	8/1/2022	1,898,000	1,894,613	1,926,470
ViacomCBS, Inc.	4.75	5/15/2025	4,075,000	4,655,381	4,731,005

Total Media			5,973,000	6,549,994	6,657,475

Mining — 0.5%*:
Glencore Finance Canada Ltd.(a),(d)	4.25	10/25/2022	484,000	493,802	515,543
Glencore Funding LLC(a),(d)	3.00	10/27/2022	730,000	729,177	757,257
Glencore Funding LLC(a),(d)	4.13	5/30/2023	1,880,000	1,909,434	2,033,126

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Mining (Continued)
Kinross Gold Corp.	5.13%		9/1/2021	1,365,000	$1,377,672	$1,389,637

Total Mining				4,459,000	4,510,085	4,695,563

Oil and Gas — 2.0%*:
Cenovus Energy, Inc.(d)	3.00		8/15/2022	2,120,000	2,155,470	2,166,256
Continental Resources, Inc.	5.00		9/15/2022	988,000	991,482	989,482
EQT Corp.	3.00		10/1/2022	3,185,000	3,142,188	3,208,888
EQT Corp.	7.88		2/1/2025	1,660,000	1,694,404	1,890,325
Occidental Petroleum Corp.	5.50		12/1/2025	4,860,000	4,860,000	5,067,085
Ovintiv Exploration, Inc.	5.63		7/1/2024	2,375,000	2,575,899	2,543,944
Petroleos Mexicanos(d)	4.63		9/21/2023	2,045,000	2,048,619	2,120,409

Total Oil and Gas				17,233,000	17,468,062	17,986,389

Pharmaceuticals — 1.4%*:
AbbVie, Inc.	3.80		3/15/2025	1,925,000	2,061,795	2,146,718
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	0.99	(b)	6/15/2022	3,085,000	3,084,783	3,106,935
McKesson Corp.	0.90		12/3/2025	2,925,000	2,923,877	2,939,621
Mylan, Inc.(a)	3.13		1/15/2023	1,920,000	1,891,375	2,015,333
Teva Pharmaceutical Finance Netherlands III B.V.(d)	2.20		7/21/2021	1,008,000	995,073	1,005,480
Viatris, Inc.(a)	1.65		6/22/2025	960,000	958,103	992,921

Total Pharmaceuticals				11,823,000	11,915,006	12,207,008

Pipelines — 1.4%*:
Energy Transfer Partners LP	4.20		9/15/2023	3,765,000	3,826,290	4,058,020
EnLink Midstream Partners LP	4.40		4/1/2024	2,020,000	2,013,884	1,993,275
EQM Midstream Partners LP	4.75		7/15/2023	2,250,000	2,284,873	2,365,830
Plains All American Pipeline LP / PAA Finance Corp.	3.60		11/1/2024	489,000	505,714	521,150
Plains All American Pipeline LP / PAA Finance Corp.	4.65		10/15/2025	3,405,000	3,692,856	3,806,721

Total Pipelines				11,929,000	12,323,617	12,744,996

Real Estate — 0.7%*:
Country Garden Holdings Co. Ltd.(d)	8.00		1/27/2024	5,503,000	5,951,525	5,939,801

Real Estate Investment Trusts — 2.3%*:
CubeSmart LP	4.38		12/15/2023	1,339,000	1,401,947	1,465,395
Essex Portfolio LP	3.50		4/1/2025	515,000	537,389	570,637
Essex Portfolio LP	3.88		5/1/2024	654,000	684,590	719,315
Federal Realty Investment Trust	1.25		2/15/2026	1,430,000	1,420,920	1,456,248
Host Hotels & Resorts LP	3.75		10/15/2023	4,080,000	4,218,036	4,308,038
Service Properties Trust	4.35		10/1/2024	2,175,000	2,245,557	2,147,813
Tanger Properties LP	3.75		12/1/2024	725,000	739,148	760,245
Tanger Properties LP	3.88		12/1/2023	1,890,000	1,917,288	1,963,061
Trust Fibra Uno(a),(d)	5.25		1/30/2026	2,772,000	3,005,000	3,108,971

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Real Estate Investment Trusts (Continued)
VEREIT Operating Partnership LP	4.60%		2/6/2024	2,140,000	$2,210,797	$2,353,530
VEREIT Operating Partnership LP	4.63		11/1/2025	1,650,000	1,818,297	1,899,162

Total REITS				19,370,000	20,198,969	20,752,415

Retail — 0.9%*:
O’Reilly Automotive, Inc.	3.80		9/1/2022	284,000	284,298	297,273
O’Reilly Automotive, Inc.	3.85		6/15/2023	3,389,000	3,431,207	3,630,707
QVC, Inc.	4.38		3/15/2023	4,060,000	4,059,291	4,257,925

Total Retail				7,733,000	7,774,796	8,185,905

Semiconductors — 0.2%*:
Microchip Technology, Inc.(a)	0.97		2/15/2024	1,485,000	1,485,000	1,488,635

Storage/Warehousing — 0.4%*:
GLP China Holdings Ltd.(d)	4.97		2/26/2024	2,977,000	3,137,750	3,182,599

Telecommunications — 0.8%*:
Juniper Networks, Inc.	1.20		12/10/2025	700,000	699,834	708,329
Qwest Corp.	6.75		12/1/2021	2,480,000	2,559,511	2,594,452
Sprint Communications, Inc.	9.25		4/15/2022	1,005,000	1,072,427	1,098,847
Telefonaktiebolaget LM Ericsson(d)	4.13		5/15/2022	2,650,000	2,656,187	2,756,000

Total Telecommunications				6,835,000	6,987,959	7,157,628

Venture Capital — 0.2%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,625,000	1,621,520	1,651,941

Total Corporate Bonds				343,752,553	354,408,730	365,620,721

Mortgage-Backed Securities — 13.9%*:
Angel Oak Mortgage Trust 2019-3(a)	3.24	(f)	5/25/2059	1,876,853	1,876,830	1,900,465
Angel Oak Mortgage Trust 2019-6(a)	3.39	(f)	11/25/2059	3,250,000	3,250,000	3,304,427
Angel Oak Mortgage Trust LLC 2020-5(a)	1.58	(f)	5/25/2065	1,594,974	1,594,974	1,602,969
Angel Oak Mortgage Trust LLC 2020-5(a)	2.04	(f)	5/25/2065	1,454,497	1,454,472	1,461,690
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%(a)	1.51	(b)	9/15/2034	270,000	270,000	261,198
BAMLL Commercial Mortgage Securities Trust 2019-BPR(a)	3.89	(f)	11/5/2032	3,420,000	3,440,107	3,138,208
BHMS, 1M USD LIBOR + 1.500%(a)	1.66	(b)	7/15/2035	1,800,000	1,800,000	1,727,806
BHMS 2018-ATLS, 1M USD LIBOR + 1.250%(a)	1.41	(b)	7/15/2035	2,750,000	2,750,000	2,674,164
BX Commercial Mortgage Trust 2018-IND, 1M USD LIBOR + 1.300%(a)	1.46	(b)	11/15/2035	1,050,000	1,042,975	1,047,368
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 1.800%(a)	1.96	(b)	10/15/2036	1,142,005	1,142,005	1,135,257
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	2.16	(b)	10/15/2036	3,677,580	3,686,309	3,628,282

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
BX Commercial Mortgage Trust 2020-BXLP, 1M USD LIBOR + 1.250%(a)	1.41	(b)%	12/15/2036	1,328,784	$1,315,123	$1,313,858
BX Commercial Mortgage Trust 2020-BXLP, 1M USD LIBOR + 1.600%(a)	1.76	(b)	12/15/2036	5,412,047	5,411,483	5,303,512
CAMB Commercial Mortgage Trust 2019-LIFE, 1M USD LIBOR + 2.150%(a)	2.31	(b)	12/15/2037	1,499,283	1,499,283	1,489,620
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.03	(f)	7/25/2049	1,208,790	1,208,216	1,233,518
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.17	(f)	7/25/2049	3,101,000	3,100,429	3,198,017
COMM 2015-CCRE22 Mortgage Trust	3.93	(f)	3/10/2048	1,650,000	1,640,561	1,776,954
COMM 2015-DC1 Mortgage Trust	4.04	(f)	2/10/2048	1,087,775	1,110,311	1,141,035
COMM 2020-SBX Mortgage Trust(a)	2.32	(f)	1/10/2038	6,200,000	6,354,511	6,355,510
COMM Mortgage Trust 2014-UBS2 B	4.70	(f)	3/10/2047	600,000	641,313	655,374
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%(a)	2.30	(b)	9/25/2031	1,216,120	1,223,222	1,212,001
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 1.600%(a)	1.76	(b)	5/15/2036	960,000	960,000	950,368
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 2.150%(a)	2.31	(b)	5/15/2036	4,000,000	3,976,302	3,976,533
Deephave Residential Mortgage Trust 2019-2(a)	3.92	(f)	4/25/2059	672,000	672,000	677,520
Deephaven Residential Mortgage Trust 2018-1(a)	3.03	(f)	12/25/2057	219,877	219,874	221,531
Deephaven Residential Mortgage Trust 2018-2(a)	3.68	(f)	4/25/2058	623,038	623,032	622,528
Deephaven Residential Mortgage Trust 2018-3(a)	3.96	(f)	8/25/2058	521,910	521,244	517,227
Deephaven Residential Mortgage Trust 2018-4(a)	4.29	(f)	10/25/2058	808,451	808,451	800,177
Deephaven Residential Mortgage Trust 2019-4(a)	3.48	(f)	10/25/2059	4,400,000	4,399,950	4,465,943
Federal Home Loan Mortgage Corp., SOFR30A + 0.900%(a)	0.98	(b)	12/25/2050	3,931,000	3,931,000	3,930,989
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 1.500%(a)	1.65	(b)	6/25/2050	763,633	763,633	764,660
Federal Home Loan Mortgage Corp., SOFR30A + 2.800%(a)	2.88	(b)	10/25/2050	2,306,000	2,306,000	2,330,544
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 3.000%(a)	3.15	(b)	6/25/2050	7,200,000	7,200,000	7,239,157
FWD Securitization Trust 2020-INV1(a)	2.85	(f)	1/25/2050	1,804,000	1,803,913	1,765,175
GS Mortgage Securities Trust 2016-GS2	4.71	(f)	5/10/2049	1,000,000	1,049,524	1,070,634
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	3.96	(f)	4/15/2046	1,015,000	1,002,970	900,953
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ, 1M USD LIBOR + 1.000%(a)	1.16	(b)	6/15/2032	4,847,574	4,845,565	4,787,209
JP Morgan Mortgage Trust 2017-6 A5(a)	3.50	(f)	12/25/2048	166,391	168,474	166,878

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
JP Morgan Mortgage Trust 2018-1(a)	3.50	(f)%	6/25/2048	134,064	$135,110	$135,304
KNDL 2019-KNSQ Mortgage Trust, 1M USD LIBOR + 1.800%(a)	1.96	(b)	5/15/2036	865,000	865,000	860,759
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.77	(f)	2/15/2046	1,340,000	1,370,632	1,347,542
Morgan Stanley Capital I Trust 2012-STAR(a)	3.93	(f)	8/5/2034	1,300,000	1,300,463	1,276,315
New Residential Mortgage Loan Trust 2019-A1(a)	3.60	(f)	4/25/2049	429,354	429,354	432,215
New Residential Mortgage Loan Trust 2019-A3(a)	3.75	(f)	4/25/2049	1,769,660	1,769,660	1,802,800
New Residential Mortgage Loan Trust 2019-NQM1(a)	3.93	(f)	1/25/2049	1,495,169	1,495,241	1,504,295
New Residential Mortgage Loan Trust 2020-NQM1(a)	3.21	(f)	1/26/2060	2,252,000	2,252,000	2,280,590
OBX 2020-INV1 Trust(a)	3.50	(f)	12/25/2049	2,294,808	2,336,001	2,345,682
One New York Plaza Trust 2020-1NYP, 1M USD LIBOR + 2.200%(a)	2.36	(b)	1/15/2026	2,787,000	2,787,000	2,787,835
One New York Plaza Trust 2020-1NYP, 1M USD LIBOR + 2.750%(a)	2.91	(b)	1/15/2026	1,874,000	1,874,000	1,874,556
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%(a)	3.00	(b)	2/25/2023	470,000	470,000	462,054
PSMC Trust(a)	3.50	(f)	2/25/2048	190,693	190,468	191,504
PSMC Trust 2018-2(a)	3.50	(f)	6/25/2048	103,152	101,545	103,167
Sequoia Mortgage Trust 2018-5(a)	3.50	(f)	5/25/2048	92,097	91,129	92,156
Shellpoint Co-Originator Trust 2016-1 2A3(a)	3.00	(f)	10/25/2031	367,808	370,893	374,166
Starwood Mortgage Residential Trust 2019-INV1(a)	2.92	(f)	9/27/2049	2,073,266	2,073,266	2,128,123
Starwood Mortgage Residential Trust 2020-1(a)	2.88	(f)	2/25/2050	4,700,000	4,699,873	4,700,751
Starwood Mortgage Residential Trust 2020-INV(a)	2.50	(f)	11/25/2055	2,500,000	2,499,913	2,505,256
TIAA Bank Mortgage Loan Trust 2018-2(a)	3.50	(f)	7/25/2048	51,173	50,701	51,267
Verus Securitization Trust 2018-INV2(a)	4.71	(f)	10/25/2058	2,501,899	2,546,746	2,553,594
Verus Securitization Trust 2019-4(a)	3.21	(f)	11/25/2059	1,750,000	1,750,000	1,763,573
Verus Securitization Trust 2019-INV2(a)	3.22	(f)	7/25/2059	2,074,692	2,074,667	2,135,268
Verus Securitization Trust 2019-INV3(a)	3.28	(f)	11/25/2059	1,462,000	1,461,966	1,496,473
Verus Securitization Trust 2020-1(a)	3.02	(f)	1/25/2060	4,646,000	4,646,000	4,661,839
Verus Securitization Trust 2020-4(a)	3.29	(f)	5/25/2065	2,348,000	2,337,023	2,407,253

Total Mortgage-Backed Securities				122,700,417	123,042,707	123,023,596

U.S. Treasury & Government Agencies — 0.6%*:
U.S. Treasury Bonds(g)	8.00		11/15/2021	5,000,000	5,264,184	5,339,844

Total Fixed Income				761,322,639	768,782,755	779,811,840

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

COUNTERPARTY		STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.1%*:

Call Option Purchased — 0.0%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,958,250	1,958,250	$98,255	$97,634	$195,889

Put Options Purchased — 0.1%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	(455,171)	688,317
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	7,500,000	7,500,000	358,500	(154,924)	203,576

Total Put Options				30,290,000	30,290,000	1,501,988	(610,095)	891,893

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.8%*:

Commercial Paper — 9.8%*:

Automobiles — 1.3%*:
American Honda Finance	0.29%	3/3/2021	5,000,000	$4,997,543	$4,997,543
Vw Credit Inc.(d)	0.25	1/14/2021	7,000,000	6,999,368	6,999,368

Total Automobiles			12,000,000	11,996,911	11,996,911

Chemicals — 0.6%*:
PPG Industries	0.43	8/2/2021	5,000,000	4,987,575	4,987,575

Commercial Banks — 0.6%*:
Standard Chartered Bank(d)	0.26	6/30/2021	5,000,000	4,993,500	4,993,500

Diversified Financial Services — 1.2%*:
Intercontinental Exchange	0.43	6/29/2021	5,000,000	4,989,558	4,989,558
Parker-Hannifin Corp.	0.27	2/4/2021	5,355,000	5,353,635	5,353,635

Total Diversified Financial Services			10,355,000	10,343,193	10,343,193

Electric — 0.7%*:
Entergy Corp.	0.31	3/9/2021	6,000,000	5,996,538	5,996,538

Energy Equipement and services — 0.7%*:
Suncor Energy, Inc.(d)	0.32	3/25/2021	6,000,000	5,995,573	5,995,573

Healthcare-Products — 0.7%*:
Agilent Tech, Inc.	0.26	1/11/2021	6,000,000	5,999,567	5,999,567

IT Services — 0.9%*:
Fidelity Natl Information Services	0.36	1/25/2021	7,800,000	7,798,180	7,798,180

Oil and Gas — 1.2%*:
FMC Tech, Inc.	0.27	2/5/2021	5,000,000	4,998,688	4,998,688
Spire, Inc.	0.27	2/2/2021	6,000,000	5,998,560	5,998,560

Total Oil and Gas			11,000,000	10,997,248	10,997,248

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Retail — 0.8%*:
Walgreens Boots	0.33%	1/29/2021	$7,000,000	$6,998,204	$6,998,204

Telecommunications — 1.1%*:
Telus Corp.(d)	0.30	6/16/2021	5,000,000	4,993,083	4,993,083
Vodafone Group Plc(d)	0.33	1/6/2021	5,000,000	4,999,771	4,999,771

Total Telecommunications			10,000,000	9,992,854	9,992,854

Total Commercial Paper			86,155,000	86,099,343	86,099,343

Total Short-Term Investments			86,155,000	86,099,343	86,099,343

Total Investments			879,725,889	856,482,341	866,998,965

Other assets and liabilities – 1.8%*					16,211,217

Net Assets – 100.0%					$883,210,182

OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2020.
(c)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(d)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	80.8%
United Kingdom	3.1%
Ireland	2.4%
Canada	2.3%
Switzerland	1.7%
Germany	1.1%
China	1.1%
Other (Individually less than 1%)	7.5%

Total	100.0%

(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(f)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
(g)	All or a portion of this security is held for open swaps collateral.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

A summary of outstanding derivatives at December 31, 2020 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
90 Day Euro Futures	03/15/21	5	(1,219,357)	Short	$(1,247,875)	$(28,518)
90 Day Euro Futures	09/13/21	9	(2,195,179)	Short	(2,246,175)	(50,996)
90 Day Euro Futures	03/14/22	8	(1,950,670)	Short	(1,996,400)	(45,730)
90 Day Euro Futures	09/19/22	7	(1,706,136)	Short	(1,746,412)	(40,276)
90 Day Euro Futures	03/13/23	6	(1,461,503)	Short	(1,496,175)	(34,672)
90 Day Euro Futures	12/18/23	8	(1,946,870)	Short	(1,990,300)	(43,430)
90 Day Euro Futures	12/16/24	22	(5,347,293)	Short	(5,458,750)	(111,457)
U.S. 10-Year Ultra Bond	03/22/21	81	(12,742,088)	Short	(12,665,109)	76,979
U.S. 2-Year Treasury Note	03/31/21	610	(134,646,447)	Short	(134,795,703)	(149,256)
U.S. 5-Year Treasury Note	03/31/21	1,723	(216,897,576)	Short	(217,380,680)	(483,104)

Total Short Futures						$(910,460)

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Fixed Income — 96.5%*:

Asset-Backed Securities — 40.9%*:

CDO/CLO — 21.4%*:
Ares LV CLO Ltd. 2020-55A B, 3M USD LIBOR + 2.500%(a)	2.74	(b)%	4/15/2031	750,000	$750,000	$752,588
Avery Point VII CLO Ltd., 3M USD LIBOR + 3.600%(a)	3.84	(b)	1/15/2028	500,000	500,000	497,508
Canyon CLO 2020-2 Ltd., 3M USD LIBOR + 1.450%(a)	1.66	(b)	10/15/2031	1,000,000	1,000,000	1,002,768
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.050%(a)	2.27	(b)	4/20/2032	500,000	500,000	500,636
Crestline Denali CLO XIV Ltd., 3M USD LIBOR + 1.800%(a)	2.01	(b)	10/23/2031	250,000	250,000	246,704
Denali Capital CLO XI Ltd., 3M USD LIBOR + 1.650%(a)	1.87	(b)	10/20/2028	550,000	549,566	544,133
Eaton Vance CLO Ltd. 2013-1, 3M USD LIBOR + 2.800%(a)	3.04	(b)	1/15/2028	500,000	500,000	500,054
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 1.950%(a)	2.19	(b)	4/15/2031	500,000	500,000	500,700
Elmwood CLO II Ltd., 3M USD LIBOR + 2.900%(a)	3.12	(b)	4/20/2031	750,000	750,000	751,816
Horizon Aircraft Finance II Ltd.(a)	4.70		7/15/2039	286,539	286,529	245,718
KREF 2018-FL1 Ltd., 1M USD LIBOR + 1.100%(a)	1.25	(b)	6/15/2036	400,000	385,743	399,322
KREF Ltd. 2018-FL1, 1M USD LIBOR + 2.550%(a)	2.70	(b)	6/15/2036	420,000	423,251	409,756
Magnetite XXVI Ltd. 2020-26A B, 3M USD LIBOR + 2.400%(a)	2.64	(b)	7/15/2030	750,000	750,000	753,799
OCP CLO 2020-19 Ltd., 3M USD LIBOR + 2.500%(a)	2.82	(b)	7/20/2031	500,000	500,000	502,069
OHA Credit Partners XI Ltd., 1M USD LIBOR + 2.150%(a)	2.37	(b)	1/20/2032	300,000	298,505	298,418
TCI-Flatiron CLO 2016-1 Ltd., 3M USD LIBOR + 2.200%(a)	1.00	(b)	1/17/2032	1,000,000	1,000,000	1,000,000
TICP CLO VI Ltd. 2016-2, 3M USD LIBOR + 3.300%(a)	3.54	(b)	1/15/2029	500,000	500,000	499,754
Verde CLO, 3M USD LIBOR + 1.900%(a)	2.14	(b)	4/15/2032	500,000	500,000	500,172

Total CDO/CLO				9,956,539	9,943,594	9,905,915

Other Asset-Backed Securities — 19.5%*:
AASET 2019-1 Trust(a)	3.84		5/15/2039	285,098	285,098	269,245
AASET 2020-1 Trust(a)	4.34		1/16/2040	489,753	489,743	419,964
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.65	(b)	7/25/2058	100,000	86,939	91,421
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	191,513	198,572	201,942
CARS-DB4 LP(a)	3.81		2/15/2050	249,896	258,888	255,843
CARS-DB4 LP(a)	4.17		2/15/2050	100,000	99,958	104,133
CLI Funding VI LLC(a)	4.64		5/18/2044	168,386	168,359	170,465

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income (Continued)

Other Asset-Backed Securities (Continued)
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	1.80	(b)%	11/26/2046	133,723	$128,635	$134,302
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	0.73	(b)	1/15/2037	67,281	60,441	60,625
College Loan Corp. Trust I 2017-1 B2, 28 day ARS	1.90	(b)	1/25/2047	45,000	38,967	44,108
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	23,280	22,383	23,380
EdLinc Student Loan Funding Trust 2017-A A, PRIME—1.150%(a)	3.60	(b)	12/1/2047	44,305	44,014	43,811
EDvestinU Private Education Loan Issue No 1 LLC(a)	4.49		11/25/2043	277,000	276,812	291,815
Goodgreen Trust 2018-1A A(a)	3.93		10/15/2053	242,758	251,031	258,786
Goodgreen Trust 2019-2(a)	3.86		10/15/2054	262,669	262,628	274,153
Horizon Aircraft Finance I Ltd.(a)	5.27		12/15/2038	450,400	459,124	386,370
Kestrel Aircraft Funding Ltd.(a),(c)	4.25		12/15/2038	297,974	303,473	275,971
KeyCorp Student Loan Trust 2005-A, 3M USD LIBOR + 0.730%	0.98	(b)	9/27/2038	502,663	493,436	501,173
Labrador Aviation Finance Ltd. 2016-1A(a)	4.30		1/15/2042	190,725	191,229	180,263
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%(a)	1.35	(b)	3/25/2067	100,000	96,032	94,541
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	16,690	16,591	17,008
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	0.41	(b)	1/25/2038	175,268	165,137	149,824
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	0.50	(b)	6/25/2041	113,483	106,606	96,732
OneMain Financial Issuance Trust 2020-2(a)	2.21		9/14/2035	400,000	399,791	405,480
OneMain Financial Issuance Trust 2020-2(a)	2.76		9/14/2035	400,000	399,834	396,728
Oxford Finance Funding 2020-1 LLC(a)	3.10		2/15/2028	475,000	475,000	485,708
Oxford Finance Funding 2020-1 LLC(a)	4.04		2/15/2028	450,000	450,000	460,151
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	0.42	(b)	2/15/2045	68,997	60,197	61,041
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.550%	0.76	(b)	10/25/2065	159,865	152,153	149,770
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	0.71	(b)	7/25/2039	149,720	139,245	138,352
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	0.50	(b)	1/25/2044	92,818	86,617	82,785
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	0.42	(b)	10/25/2040	87,360	77,694	78,096
SMB Private Education Loan Trust 2017-A B(a)	3.50		6/17/2041	225,000	233,199	234,386
Sofi Consumer Loan Program 2018-1 Trust(a)	3.97		2/25/2027	550,000	558,574	562,527
SoFi Professional Loan Program LLC 2017-A C(a)	4.43		3/26/2040	100,000	99,523	105,407
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	1.65	(b)	8/1/2035	100,000	98,868	101,200
Store Master Funding I-VII(a)	3.96		10/20/2048	239,253	250,084	249,942
Store Master Funding I-VII(a)	4.74		10/20/2048	227,317	233,930	239,882
Textainer Marine Containers VII Ltd.(a)	5.28		4/20/2044	173,333	173,265	175,503

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income (Continued)

Other Asset-Backed Securities (Continued)
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	0.51	(b)%	10/25/2040	51,477	$47,620	$46,986
Westlake Automobile Receivables Trust 2020-3(a)	1.65		2/17/2026	440,000	439,925	444,864
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	339,676	347,190	293,151

Total Other Asset-Backed Securities				9,257,681	9,226,805	9,057,834

Total Asset-Backed Securities				19,214,220	19,170,399	18,963,749

Corporate Bonds — 47.5%*:

Auto Manufacturers — 1.1%*:
Allison Transmission, Inc.(a)	3.75		1/30/2031	150,000	150,000	153,469
Ford Motor Co.	9.63		4/22/2030	100,000	115,121	141,125
Ford Motor Credit Co. LLC	4.00		11/13/2030	200,000	200,000	210,000

Total Auto Manufacturers				450,000	465,121	504,594

Chemicals — 0.9%*:
Axalta Coating Systems LLC(a)	3.38		2/15/2029	150,000	150,000	150,000
UPL Corp. Ltd.(c)	4.63		6/16/2030	260,000	258,918	280,475

Total Chemicals				410,000	408,918	430,475

Coal — 0.3%*:
SunCoke Energy Partners LP(a)	7.50		6/15/2025	116,000	107,062	115,153

Commercial Banks — 9.6%*:
Arab National Bank, 5 year CMT + 2.974%(c)	3.33	(b)	10/28/2030	500,000	500,000	513,730
Banco de Credito del Peru, 5 year CMT + 3.000%(a),(c)	3.13	(b)	7/1/2030	414,000	411,044	425,385
Bank of America Corp.	4.20		8/26/2024	280,000	300,387	313,455
Barclays plc, 3M USD LIBOR + 2.452%(c)	2.85	(b)	5/7/2026	390,000	390,000	418,837
BPCE SA(a),(c)	5.70		10/22/2023	385,000	424,018	435,758
Burgan Bank SAK, 5 year CMT + 2.229%(c)	2.75	(b)	12/15/2031	500,000	500,000	496,700
Credit Suisse AG(a),(c)	6.50		8/8/2023	310,000	339,936	348,683
HSBC Holdings plc(c)	4.38		11/23/2026	420,000	474,110	484,607
Morgan Stanley	4.10		5/22/2023	105,000	109,981	113,949
Nbk Tier 2 Ltd., 5 year CMT + 2.108%(c)	2.50	(b)	11/24/2030	645,000	645,000	654,675
Shinhan Financial Group Co. Ltd., 5 year CMT + 1.500%(a),(c)	3.34	(b)	2/5/2030	242,000	242,000	257,125

Total Commercial Banks				4,191,000	4,336,476	4,462,904

Distribution/Wholesale — 0.3%*:
H&E Equipment Services, Inc.(a)	3.88		12/15/2028	150,000	150,000	151,605

Diversified Financial Services — 4.1%*:
Lazard Group LLC	3.75		2/13/2025	410,000	434,032	455,309
LeasePlan Corp. NV(a),(c)	2.88		10/24/2024	605,000	611,657	639,278

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified Financial Services (Continued)
Park Aerospace Holdings Ltd.(a),(c)	5.25%		8/15/2022	650,000	$667,144	$682,181
SPARC EM SPC Panama Metro Line 2 SP(c)	1.85		12/5/2022	126,024	121,617	122,717

Total Diversified Financial Services				1,791,024	1,834,450	1,899,485

Electric — 6.7%*:
Adani Electricity Mumbai Ltd.(a),(c)	3.95		2/12/2030	550,000	526,972	581,969
AES Panama Generation Holdings SRL(a),(c)	4.38		5/31/2030	465,000	465,000	502,055
FEL Energy VI Sarl(a),(c)	5.75		12/1/2040	500,000	500,000	532,150
Fenix Power Peru SA(a),(c)	4.32		9/20/2027	448,529	466,975	468,012
Infraestructura Energetica Nova SAB de CV(a),(c)	3.75		1/14/2028	488,000	497,081	520,330
Saudi Electricity Global Sukuk Co. 5(c)	2.41		9/17/2030	500,000	500,000	510,342

Total Electric				2,951,529	2,956,028	3,114,858

Entertainment — 0.6%*:
WMG Acquisition Corp.(a)	3.00		2/15/2031	150,000	146,302	147,000
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(a)	5.13		10/1/2029	112,000	107,737	117,320

Total Entertainment				262,000	254,039	264,320

Food — 1.4%*:
Blossom Joy Ltd.(c)	3.10		4/21/2169	250,000	251,850	250,000
JBS USA Food Co.(a)	5.50		1/15/2030	202,000	206,792	232,049
Smithfield Foods, Inc.(a)	3.00		10/15/2030	154,000	154,998	162,944

Total Food				606,000	613,640	644,993

Forestry and Paper Products — 0.8%*:
Suzano Austria GmbH(c)	3.75		1/15/2031	360,000	354,094	381,600

Insurance — 7.3%*:
Athene Global Funding(a)	2.50		1/14/2025	710,000	692,815	743,751
AXIS Specialty Finance LLC	3.90		7/15/2029	233,000	254,247	256,929
Brighthouse Financial, Inc.	3.70		6/22/2027	400,000	417,788	435,009
CNO Financial Group, Inc.	5.25		5/30/2025	150,000	171,154	174,117
Enstar Group Ltd.	4.95		6/1/2029	600,000	643,123	678,700
Hanwha Life Insurance Co. Ltd., 5 year CMT + 2.000%(a),(c)	4.70	(b)	4/23/2048	500,000	501,600	517,188
Prudential Financial, Inc., 3M USD LIBOR + 3.920%	5.63	(b)	6/15/2043	320,000	340,645	343,176
Tongyang Life Insurance Co. Ltd., 5 year CMT + 4.981%(c)	5.25	(b)	12/31/2099	250,000	255,555	254,844

Total Insurance				3,163,000	3,276,927	3,403,714

Investment Company Security — 1.5%*:
Ares Capital Corp.	3.25		7/15/2025	230,000	232,225	243,753
Ares Capital Corp.	3.88		1/15/2026	200,000	202,580	216,717

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Investment Company Security (Continued)
BlackRock TCP Capital Corp.	4.13%	8/11/2022	225,000	$229,590	$234,596

Total Investment Company Security			655,000	664,395	695,066

Iron/Steel — 0.8%*:
Vale Overseas Ltd.(c)	3.75	7/8/2030	314,000	311,516	348,834

IT Services — 1.0%*:
Lenovo Group Ltd.(a),(c)	3.42	11/2/2030	430,000	430,000	453,098

Media — 1.7%*:
DISH Network Corp.	3.38	8/15/2026	140,000	128,034	133,452
Sirius XM Radio, Inc.(a)	5.50	7/1/2029	90,000	93,712	99,028
ViacomCBS, Inc.	4.95	1/15/2031	270,000	323,168	338,885
Virgin Media Secured Finance plc(a),(c)	4.50	8/15/2030	200,000	203,959	209,000

Total Media			700,000	748,873	780,365

Mining — 1.7%*:
AngloGold Ashanti Holdings plc(c)	3.75	10/1/2030	345,000	343,913	369,150
Glencore Funding LLC(a),(c)	4.00	4/16/2025	385,000	405,621	430,807

Total Mining			730,000	749,534	799,957

Oil and Gas — 1.1%*:
Gazprom PJSC via Gaz Finance plc(a),(c)	3.25	2/25/2030	500,000	481,662	517,031

Pharmaceuticals — 0.6%*:
Bausch Health Cos., Inc.(a)	5.00	2/15/2029	125,000	125,000	128,525
Bausch Health Cos., Inc.(a)	5.25	2/15/2031	125,000	125,000	130,590

Total Pharmaceuticals			250,000	250,000	259,115

Pipelines — 0.6%*:
Fermaca Enterprises S de RL de CV(a),(c)	6.38	3/30/2038	254,202	259,192	293,984

Real Estate — 1.2%*:
Country Garden Holdings Co. Ltd.(c)	5.63	1/14/2030	500,000	525,284	551,875

Real Estate Investment Trusts — 3.5%*:
PLA Administradora Industrial S de RL de CV(a),(c)	4.96	7/18/2029	290,000	290,000	327,703
SBA Tower Trust(a)	2.33	7/15/2052	308,000	308,000	313,486
STORE Capital Corp.	4.63	3/15/2029	555,000	513,914	643,840
Tanger Properties LP	3.88	12/1/2023	316,000	321,710	328,215

Total REITS			1,469,000	1,433,624	1,613,244

Telecommunications — 0.5%*:
Sprint Capital Corp.	8.75	3/15/2032	140,000	198,635	221,673

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Transportation — 0.2%*:
XPO Logistics, Inc.(a)	6.25%		5/1/2025	95,000	$95,000	$102,233

Total Corporate Bonds				20,487,755	20,904,470	22,010,176

Mortgage-Backed Securities — 8.1%*:
BANK 2018-BNK14	4.58	(d)	9/15/2060	400,000	462,333	468,845
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	2.16	(b)	10/15/2036	379,719	357,770	374,629
COMM 2014-LC17 Mortgage Trust	4.55	(d)	10/10/2047	400,000	410,020	415,377
COMM 2014-UBS5 Mortgage Trust	4.61	(d)	9/10/2047	395,000	409,526	392,875
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%(a)	2.30	(b)	9/25/2031	523,688	523,205	521,914
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 3.000%(a)	3.15	(b)	6/25/2050	620,000	615,825	623,372
GS Mortgage Securities Corp. II(a)	3.00	(d)	7/10/2051	500,000	449,843	418,830
GS Mortgage Securities Corp. II	4.16	(d)	7/10/2051	92,252	104,109	108,192
GS Mortgage Securities Trust 2016-GS2	4.71	(d)	5/10/2049	200,000	206,889	214,127
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB(a)	3.78	(d)	6/5/2039	213,000	211,506	193,949

Total Mortgage-Backed Securities				3,723,659	3,751,026	3,732,110

Total Fixed Income				43,425,634	43,825,895	44,706,035

Total Investments				43,425,634	43,825,895	44,706,035

Other assets and liabilities – 3.5%*						1,637,840

Net Assets – 100.0%						$46,343,875

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2020.
(c)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	68.6%
Mexico	3.7%
Kuwait	2.6%
United Kingdom	2.5%
Republic of Korea	2.3%
Saudi Arabia	2.3%
China	2.3%
Ireland	2.1%
Peru	2.0%
India	1.9%
Switzerland	1.7%
Brazil	1.6%
Netherlands	1.4%
Panama	1.4%
Russia	1.2%
France	1.0%
Other (Individually less than 1%)	1.4%

Total	100.0%

(d)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

A summary of outstanding derivatives at December 31, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
1/7/21	Canadian Imperial Bank of Commerce	EUR	415,178	$507,232	$505,146	$2,086

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$2,086

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
1/7/21	Canadian Imperial Bank of Commerce	EUR	405,870	$495,859	$485,540	$(10,319)
1/7/21	Barclays Bank plc	EUR	9,308	11,371	11,259	(112)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(10,431)

Currency Legend

EUR	–	Euro

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Future
U.S. 2-Year Treasury Note	03/31/21	1	220,745	Long	$220,977	$232

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
U.S. 10-Year Ultra Bond	03/22/21	44	(6,920,441)	Short	$ (6,879,813)	$40,628
U.S. 5-Year Treasury Note	03/31/21	128	(16,111,843)	Short	(16,149,000)	(37,157)
U.S. Long Bond	03/22/21	1	(174,029)	Short	(173,188)	841

Total Short Futures						$4,312

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 89.2%*:

Corporate Bonds — 39.7%*:

Aerospace/Defense — 0.4%*:
Embraer Netherlands Finance BV(a),(b)	6.95%		1/17/2028	250,000	$249,346	$282,500

Agriculture — 0.9%*:
Kernel Holding SA(a),(b)	6.75		10/27/2027	687,000	687,000	726,503

Chemicals — 1.6%*:
Braskem Idesa SAPI(a),(b)	7.45		11/15/2029	795,000	792,498	745,312
Grupo Idesa SA de CV(a),(b)	10.13		5/22/2026	1,049,926	1,016,658	545,962

Total Chemicals				1,844,926	1,809,156	1,291,274

Commercial Banks — 6.4%*:
Ipoteka-Bank ATIB(b)	5.50		11/19/2025	544,000	544,000	549,440
Kasikornbank PCL, 5 year CMT + 4.940%(b)	5.28	(c),(d)		500,000	500,000	518,750
National Bank of Greece SA, 5 year EUR Swap + 8.464%(b)	8.25	(c)	7/18/2029	750,000	844,200	989,498
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(b)	3.65	(c)	11/19/2029	400,000	440,400	439,794
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a),(b)	7.75	(c),(d)		200,000	200,000	203,500
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.427%(a),(b)	8.00	(c)	4/7/2030	1,165,000	1,169,166	1,237,696
TBC Bank JSC, 5 year USD ICE Swap + 8.995%(a),(b)	10.78	(c),(d)		645,000	645,000	645,806
TMB Bank PCL, 5 year CMT + 3.256%(b)	4.90	(c),(d)		500,000	475,938	487,188

Total Commercial Banks				4,704,000	4,818,704	5,071,672

Diversified Financial Services — 1.9%*:
Gtlk Europe Capital DAC(b)	4.80		2/26/2028	500,000	492,607	522,500
India Infoline Finance Ltd.(b)	5.88		4/20/2023	1,055,000	998,548	1,012,800

Total Diversified Financial Services				1,555,000	1,491,155	1,535,300

Electric — 1.8%*:
FEL Energy VI Sarl(a),(b)	5.75		12/1/2040	700,000	700,000	745,010
Infraestructura Energetica Nova SAB de CV(a),(b)	4.75		1/15/2051	312,000	303,006	340,470
Infraestructura Energetica Nova SAB de CV(a),(b)	4.88		1/14/2048	328,000	271,960	365,310

Total Electric				1,340,000	1,274,966	1,450,790

Engineering&Construction — 0.8%*:
Rutas 2 and 7 Finance Ltd.(a),(b)	Zero Coupon		9/30/2036	850,000	567,543	633,250

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Food — 1.0%*:
MHP Lux SA(a),(b)	6.25%		9/19/2029	270,000	$274,403	$275,484
Ulker Biskuvi Sanayi AS(a),(b)	6.95		10/30/2025	494,000	494,000	533,876

Total Food				764,000	768,403	809,360

Forestry and Paper Products — 0.5%*:
Suzano Austria GmbH(b)	3.75		1/15/2031	361,000	355,078	382,660

Household Products — 0.5%*:
Walnut Bidco plc(a),(b)	6.75		8/1/2024	317,000	352,647	401,553

Internet — 1.6%*:
B2W Digital Lux Sarl(a),(b)	4.38		12/20/2030	706,000	705,972	730,710
Meituan(a),(b)	3.05		10/28/2030	529,000	528,286	549,949

Total Internet				1,235,000	1,234,258	1,280,659

Metal Fabricate/Hardware — 0.6%*:
HTA Group Ltd.(a),(b)	7.00		12/18/2025	416,000	413,857	447,460

Mining — 5.6%*:
Bayan Resources Tbk PT(a),(b)	6.13		1/24/2023	900,000	850,521	921,937
CSN Islands XI Corp.(a),(b)	6.75		1/28/2028	721,000	721,000	780,482
First Quantum Minerals Ltd.(a),(b)	6.88		10/15/2027	610,000	610,000	661,850
First Quantum Minerals Ltd.(a),(b)	7.50		4/1/2025	250,000	246,766	260,313
Metinvest BV(a),(b)	5.63		6/17/2025	750,000	816,347	955,178
Vedanta Resources Finance II plc(a),(b)	9.25		4/23/2026	550,000	548,160	407,000
Vedanta Resources Finance II plc(a),(b)	13.88		1/21/2024	400,000	399,834	422,600

Total Mining				4,181,000	4,192,628	4,409,360

Multi-National — 1.1%*:
Asian Development Bank, TBIB6MIR(b),(e)	2.55	(c)	7/14/2021	680,000	228,372	204,538
European Bank for Reconstruction & Development, GGRRC9MX—0.500%(b),(e)	7.62	(c)	10/29/2022	1,200,000	404,027	363,927
International Bank for Reconstruction & Development(b),(e)	7.25		11/22/2021	960,000	325,423	285,925

Total Multi-National				2,840,000	957,822	854,390

Oil and Gas — 6.7%*:
Gazprom PJSC via Gaz Finance plc, 5 year EUR Swap + 4.346%(a),(b)	3.90	(c),(d)		750,000	881,138	948,924
Petrobras Global Finance BV(b)	6.75		6/3/2050	300,000	294,364	371,531
Petrobras Global Finance BV(b)	6.90		3/19/2049	900,000	968,466	1,140,750
Petroleos Mexicanos(b)	5.95		1/28/2031	200,000	172,082	199,500
Petroleos Mexicanos(b)	6.95		1/28/2060	1,304,000	1,203,342	1,226,608
Tullow Oil PLC(a),(b)	6.25		4/15/2022	210,000	87,746	166,950
Tullow Oil plc(a),(b)	7.00		3/1/2025	1,840,000	1,302,314	1,223,600

Total Oil and Gas				5,504,000	4,909,452	5,277,863

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas Services — 0.7%*:
Borets Finance DAC(a),(b)	6.00%		9/17/2026	531,000	$531,000	$554,258

Real Estate — 1.0%*:
Kaisa Group Holdings Ltd.(b)	11.25		4/9/2022	750,000	758,002	782,770

Retail — 2.7%*:
Arabian Centres Sukuk Ltd.(a),(b)	5.38		11/26/2024	700,000	651,974	707,560
Eurotorg LLC Via Bonitron DAC(a),(b)	9.00		10/22/2025	723,000	723,000	771,802
Future Retail Ltd.(b)	5.60		1/22/2025	794,000	704,023	672,171

Total Retail				2,217,000	2,078,997	2,151,533

Sovereign — 0.6%*:
Ukreximbank Via Biz Finance plc, 5 year USD ICE Swap + 8.178%(b)	9.95	(c)	11/14/2029	500,000	500,000	504,250

Telecommunications — 1.8%*:
IHS Netherlands Holdco BV(a),(b)	8.00		9/18/2027	500,000	492,837	538,750
Network i2i Ltd., 5 year CMT + 4.277%(a),(b)	5.65	(c),(d)		400,000	374,686	426,625
VF Ukraine PAT via VFU Funding plc(a),(b)	6.20		2/11/2025	405,000	405,000	424,111

Total Telecommunications				1,305,000	1,272,523	1,389,486

Transportation — 1.5%*:
ENA Master Trust(a),(b)	4.00		5/19/2048	200,000	200,000	215,500
MV24 Capital BV(a),(b)	6.75		6/1/2034	575,363	575,363	630,747
Prumo Participacoes e Investimentos SA(a),(b)	7.50		12/31/2031	269,479	276,617	301,396

Total Transportation				1,044,842	1,051,980	1,147,643

Total Corporate Bonds				33,196,768	30,274,517	31,384,534

Foreign Government — 49.5%*:

Albania — 1.2%*:
Albania Government International Bond(a),(b)	3.50		6/16/2027	740,000	832,975	965,042

Belarus — 3.5%*:
Republic of Belarus International Bond(a),(b)	7.63		6/29/2027	1,000,000	1,027,516	1,098,750
Republic of Belarus Ministry of Finance(a),(b)	6.38		2/24/2031	1,630,000	1,630,000	1,654,450

Total Belarus				2,630,000	2,657,516	2,753,200

Belize — 0.3%*:
Brazilian Government International Bond(b)	4.75		1/14/2050	200,000	207,981	213,375

Bolivia — 0.4%*:
Bolivian Government International Bond(a),(b)	4.50		3/20/2028	323,000	290,207	303,115

Brazil — 1.7%*:
Brazil Notas do Tesouro Nacional Serie B(b)	6.00		8/15/2050	780,000	659,378	716,815
Brazilian Government International Bond(b)	5.63		2/21/2047	500,000	574,823	596,094

Total Brazil				1,280,000	1,234,201	1,312,909

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Colombia — 2.1%*:
Colombian TES(b)	7.00%	6/30/2032	1,120,400,000	$267,529	$360,821
Colombian TES(b)	7.50	8/26/2026	2,350,000,000	744,548	792,918
Colombian TES(b)	10.00	7/24/2024	1,385,600,000	518,441	492,601

Total Colombia			4,856,000,000	1,530,518	1,646,340

Czech Republic — 1.5%*:
Czech Republic Government Bond(b)	1.50	4/24/2040	27,000,000	1,193,450	1,221,930

Egypt — 0.6%*:
Egypt Government International Bond(a),(b)	6.38	4/11/2031	350,000	392,822	458,978

El Salvador — 2.0%*:
El Salvador Government International Bond(a),(b)	7.65	6/15/2035	700,000	511,116	658,875
El Salvador Government International Bonds(a),(b)	8.25	4/10/2032	230,000	244,630	225,185
El Salvador Government International Bonds(a),(b)	8.63	2/28/2029	670,000	763,111	667,906

Total El Salvador			1,600,000	1,518,857	1,551,966

Hungary — 0.7%*:
Hungary Government International Bond(b)	1.50	11/17/2050	460,000	523,429	568,673

Israel — 2.2%*:
Israel Government Bond(b)	5.50	1/31/2042	3,250,000	1,660,389	1,730,987

Ivory Coast — 1.4%*:
Ivory Coast Government International Bond(a),(b)	5.88	10/17/2031	550,000	599,973	742,248
Ivory Coast Government International Bond(a),(b)	6.63	3/22/2048	300,000	385,208	405,320

Total Ivory Coast			850,000	985,181	1,147,568

Jordan — 1.4%*:
Jordan Government International Bond(a),(b)	5.85	7/7/2030	1,030,000	1,030,000	1,135,575

Kenya — 0.9%*:
Kenya Government International Bond(a),(b)	8.25	2/28/2048	600,000	655,264	689,437

Macedonia — 0.9%*:
North Macedonia Government International Bond(a),(b)	3.68	6/3/2026	550,000	596,991	751,697

Malaysia — 2.1%*:
Malaysia Government Bond(b)	3.96	9/15/2025	3,502,000	869,683	940,795
Malaysia Government Bond(b)	4.94	9/30/2043	2,500,000	719,361	725,412

Total Malaysia			6,002,000	1,589,044	1,666,207

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Mexico — 5.2%*:
Mexican Bonos(b)	5.75%	3/5/2026	14,500,000	$737,789	$760,673
Mexican Bonos(b)	7.75	11/13/2042	23,900,000	1,004,829	1,377,536
Mexican Bonos(b)	8.00	9/5/2024	3,200,000	140,968	179,531
Mexican Bonos(b)	8.00	11/7/2047	30,000,000	1,391,998	1,770,510

Total Mexico			71,600,000	3,275,584	4,088,250

Morocco — 0.8%*:
Morocco Government International Bond(a),(b)	2.00	9/30/2030	530,000	611,832	655,274

Peru — 1.5%*:
Peru Government Bond(b)	6.85	2/12/2042	3,633,000	1,274,400	1,226,080

Romania — 2.4%*:
Romania Government Bond(b)	3.65	9/24/2031	2,500,000	588,707	647,347
Romanian Government International Bond(a),(b)	4.63	4/3/2049	750,000	1,112,314	1,235,821

Total Romania			3,250,000	1,701,021	1,883,168

Serbia — 1.2%*:
Serbia International Bond(a),(b)	3.13	5/15/2027	680,000	725,108	932,486

South Africa — 7.2%*:
Republic of South Africa Government Bond(b)	8.75	1/31/2044	63,000,000	3,498,441	3,507,546
Republic of South Africa Government Bond(b)	10.50	12/21/2026	27,000,000	1,699,500	2,177,841

Total South Africa			90,000,000	5,197,941	5,685,387

Tajikistan — 0.2%*:
Republic of Tajikistan International Bond(a),(b)	7.13	9/14/2027	200,000	158,340	170,687

Thailand — 2.3%*:
Thailand Government Bond(b)	1.60	12/17/2029	28,105,000	918,088	962,711
Thailand Government Bond(b)	2.88	12/17/2028	22,913,000	807,653	870,613

Total Thailand			51,018,000	1,725,741	1,833,324

Tunisia — 0.7%*:
Banque Centrale de Tunisie International Bond(a),(b)	6.38	7/15/2026	510,000	567,970	568,915

Ukraine — 3.3%*:
Ukraine Government International Bonds(a),(b)	4.38	1/27/2030	1,250,000	1,387,457	1,456,913
Ukraine Government International Bonds(a),(b)	9.75	11/1/2028	960,000	933,193	1,180,800

Total Ukraine			2,210,000	2,320,650	2,637,713

Uruguay — 1.5%*:
Uruguay Government International Bond(b)	3.88	7/2/2040	20,894,571	488,055	575,247
Uruguay Government International Bond(b)	4.38	12/15/2028	21,598,058	564,148	584,716

Total Uruguay			42,492,629	1,052,203	1,159,963

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Uzbekistan — 0.3%*:
Republic of Uzbekistan Bond(a),(b)	3.70%	11/25/2030	250,000	$250,000	$263,125
Total Foreign Government			5,169,238,629	35,759,615	39,221,371

Total Fixed Income			5,202,435,397	66,034,132	70,605,905

Total Investments			5,202,435,397	66,034,132	70,605,905

Other assets and liabilities – 10.8%*					8,555,762

Net Assets – 100.0%					$79,161,667

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	11.7%
Brazil	8.4%
South Africa	8.1%
Ukraine	7.2%
Russia	5.5%
Belarus	5.0%
India	4.2%
Thailand	4.0%
Romania	2.7%
Israel	2.5%
Malaysia	2.4%
Colombia	2.3%
El Salvador	2.2%
Ghana	2.0%
China	1.9%
Peru	1.7%
Czech Republic	1.7%
Uruguay	1.6%
Ivory Coast	1.6%
Jordan	1.6%
Greece	1.4%
Albania	1.4%
Serbia	1.3%
Zambia	1.3%
Indonesia	1.3%
Supranational	1.2%
Uzbekistan	1.1%

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Macedonia	1.1%
Saudi Arabia	1.0%
Kenya	1.0%
Other (Individually less than 1%)	9.6%

Total	100.0%

(c)	Variable rate security. The interest rate shown is the rate in effect at December 31, 2020.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

A summary of outstanding derivatives at December 31, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/27/21	Bank of America N.A.	AUD	2,602,246	$2,006,720	$1,868,637	$138,083
2/23/21	Morgan Stanley & Co.	AUD	2,336,846	1,802,417	1,709,282	93,135
2/23/21	Goldman Sachs & Co.	AUD	666,770	514,282	492,000	22,282
1/12/21	JPMorgan Chase Bank N.A.	BRL	235,118	45,273	41,390	3,883
2/9/21	Citibank N.A.	BRL	36,857,998	7,092,422	6,545,238	547,184
1/12/21	Citibank N.A.	COP	4,045,777,459	1,184,534	1,145,788	38,746
2/9/21	Citibank N.A.	COP	990,166,114	289,873	280,175	9,698
2/16/21	Bank of America N.A.	EUR	1,951,611	2,386,537	2,316,963	69,574
2/16/21	Morgan Stanley & Co.	EUR	29,716	36,338	36,000	338
2/23/21	Goldman Sachs & Co.	INR	9,586,764	130,605	129,000	1,605
2/23/21	Citibank N.A.	INR	258,764,005	3,525,268	3,478,153	47,115
1/12/21	Goldman Sachs & Co.	MXN	52,687,690	2,645,403	2,318,901	326,502
2/8/21	JPMorgan Chase Bank N.A.	PKR	53,735,115	334,174	334,590	(416)
2/18/21	JPMorgan Chase Bank N.A.	PKR	53,735,115	333,427	334,174	(747)
1/19/21	HSBC Bank USA	PLN	5,936,395	1,589,276	1,551,000	38,276
1/19/21	Bank of America N.A.	PLN	11,922,060	3,191,743	3,131,862	59,881
2/16/21	Bank of America N.A.	PLN	6,792,070	1,818,554	1,798,191	20,363
2/16/21	Goldman Sachs & Co.	PLN	851,478	227,980	230,000	(2,020)
1/19/21	Morgan Stanley & Co.	RUB	236,204,500	3,191,167	3,110,000	81,167
2/16/21	Bank of America N.A.	RUB	172,783,686	2,325,465	2,334,000	(8,535)

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$1,486,114

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
1/19/21	JPMorgan Chase Bank N.A.	CHF	924,393	$1,044,623	$1,011,493	$(33,130)
2/16/21	Bank of America N.A.	CHF	1,658,636	1,875,909	1,818,706	(57,203)
1/12/21	Citibank N.A.	COP	4,045,777,459	1,184,534	1,035,825	(148,709)
2/9/21	Citibank N.A.	COP	6,434,561,800	1,883,731	1,753,000	(130,731)
2/16/21	Morgan Stanley & Co.	CZK	9,510,010	442,844	424,804	(18,040)
1/19/21	Goldman Sachs & Co.	ILS	675,478	210,257	200,000	(10,257)
1/19/21	Bank of America N.A.	ILS	11,737,114	3,653,423	3,568,000	(85,423)
2/16/21	HSBC Bank USA	ILS	15,810,954	4,923,917	4,691,330	(232,587)
1/26/21	Bank of America N.A.	JPY	21,784,514	211,033	207,000	(4,033)
2/24/21	Morgan Stanley & Co.	JPY	318,925,964	3,090,491	3,078,847	(11,644)
2/24/21	Goldman Sachs & Co.	JPY	18,467,861	178,959	177,000	(1,959)
1/12/21	Bank of America N.A.	MXN	52,687,690	2,645,403	2,445,930	(199,473)
1/19/21	Goldman Sachs & Co.	RUB	141,456,996	1,911,110	1,792,603	(118,507)
1/26/21	JPMorgan Chase Bank N.A.	SGD	571,502	432,440	421,613	(10,827)
2/23/21	Citibank N.A.	SGD	3,227,631	2,442,313	2,406,875	(35,438)
1/19/21	Bank of America N.A.	ZAR	51,246,211	3,479,830	3,064,800	(415,030)
1/19/21	Goldman Sachs & Co.	ZAR	32,776,127	2,225,636	2,225,714	78

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(1,512,913)

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanes1e Yen
MXN	–	Mexican Peso
PKR	–	Pakistan Rupee
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
ZAR	–	South African Rand

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

FUTURES

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Future
U.S. Ultra Bond	03/22/21	13	(2,823,532)	Short	$(2,776,313)	$47,219

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
PLN-LIBOR Rate	Receive	0.19%	10/30/2022	1Y/6M	25,100,000	LCH	$1,491
CZK-PRIBOR Rate	Pay	1.94%	01/24/2025	1Y/6M	117,500,000	CME	298,645
PLN-LIBOR Rate	Pay	0.90%	10/30/2030	6M/1Y	5,200,000	LCH	(20,533)
THB-THBFIX Rate	Pay	0.73%	07/13/2025	6M/6M	27,300,000	LCH	6,235
THB-THBFIX Rate	Pay	0.72%	07/13/2025	6M/6M	27,300,000	LCH	5,784
THB-THBFIX Rate	Pay	1.50%	09/08/2030	6M/6M	33,191,000	LCH	(1,765)
THB-THBFIX Rate	Pay	1.51%	09/10/2030	6M/6M	49,455,000	LCH	(2,293)
BRL-CDI Rate	Pay	7.49%	01/02/2029	At Maturity	9,935,952	CME	182,541
BRL-CDI Rate	Pay	7.48%	01/02/2029	At Maturity	989,335	CME	17,967
BRL-CDI Rate	Pay	5.00%	01/02/2023	At Maturity	10,352,374	CME	42,702
BRL-CDI Rate	Pay	5.00%	01/02/2023	At Maturity	15,843,633	CME	65,353
BRL-CDI Rate	Pay	4.98%	01/02/2023	At Maturity	7,925,069	CME	32,042
BRL-CDI Rate	Pay	6.38%	01/02/2023	At Maturity	15,433,848	CME	263,537

Total Centrally Cleared Interest Rate Swaps							$891,706

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
303,000 EUR	6.38%	1Y/6M	07/15/2026	Citibank N.A.	359,358	7.58%	$(136)	$(16,291)	$(16,155)
250,000 EUR	4.63%	1Y/6M	04/03/2049	Citibank N.A.	296,250	6.65%	100	(72,158)	(72,258)
207,000 EUR	6.38%	1Y/6M	07/15/2026	Citibank N.A.	245,088	7.58%	818	(11,775)	(12,593)
500,000 EUR	4.63%	1Y/6M	04/03/2049	Citibank N.A.	586,750	6.86%	(675)	(127,364)	(126,689)
750,000 EUR	3.90%	1Y/6M	01/26/2026	Citibank N.A.	880,875	5.06%	(713)	(43,493)	(42,781)
362,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	429,332	3.47%	(109)	(18,686)	(18,577)
168,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	198,408	3.43%	50	(10,428)	(10,478)
740,000 EUR	3.50%	1Y/6M	06/16/2027	Citibank N.A.	839,530	4.74%	629	(104,099)	(104,727)
550,000 EUR	3.68%	1Y/6M	06/03/2026	Citibank N.A.	604,450	4.79%	(467)	(99,498)	(99,031)
680,000 EUR	3.13%	1Y/6M	05/15/2027	Citibank N.A.	735,081	4.32%	(339)	(138,389)	(138,050)
350,000 EUR	6.38%	1Y/6M	04/11/2031	Citibank N.A.	392,700	9.37%	(122)	(28,401)	(28,279)
1,250,000 EUR	4.38%	1Y/6M	01/27/2030	Citibank N.A.	1,385,625	6.70%	(938)	(147,014)	(146,076)
400,000 EUR	3.65%	1Y/6M	11/19/2029	Citibank N.A.	440,600	6.02%	200	(36,161)	(36,360)
550,000 EUR	5.88%	1Y/6M	10/17/2031	Citibank N.A.	605,000	8.46%	(495)	(68,409)	(67,914)
750,000 EUR	5.63%	1Y/6M	06/17/2025	Citibank N.A.	819,150	8.12%	(1,088)	(74,987)	(73,899)
317,000 EUR	6.75%	1Y/6M	08/01/2024	Citibank N.A.	353,011	9.71%	(365)	(16,347)	(15,983)
750,000 EUR	8.25%	1Y/6M	07/18/2029	Citibank N.A.	843,675	11.44%	(525)	(23,562)	(23,037)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
460,000 EUR	1.50%	1Y/6M	11/17/2050	JPMorgan Chase Bank N.A.	542,800	3.18%	$(345)	$(77,352)	$(77,006)
300,000 EUR	6.63%	1Y/6M	03/22/2048	JPMorgan Chase Bank N.A.	357,600	9.32%	(105)	(61,107)	(61,001)

Total OTC Cross Currency Swaps							$(4,627)	$(1,175,521)	$(1,170,894)

OTC — Interest Rate Swaps

COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES/ PAYS FLOATING RATE	FLOATING RATE INDEX	ANNUAL FIXED RATE	FREQUENCY OF FUND RECEIPT/ PAYMENT	MATURITY DATE	UPFRONT PREMIUMS PAID/ (RECEIVED)		VALUE		UNREALIZED APPRECIATION/ (DEPRECIATION)
Bank of America N.A.	CLP 1,079,754,672	Receive	CLP-CLICP	1.36%	6M/6M	09/01/2025		$—		$(16,463)		$(16,463)
Bank of America N.A.	CLP 1,079,789,685	Receive	CLP-CLICP	1.36%	6M/6M	09/02/2025		—		(16,783)		(16,783)
Bank of America N.A.	CLP 1,079,824,321	Receive	CLP-CLICP	1.37%	6M/6M	09/03/2025		—		(15,945)		(15,945)
Bank of America N.A.	BRL 18,084,492	Pay	BRL-CDI	5.88%	6M/6M	01/02/2023		—		243,610		243,610

Total OTC Interest Rate Swaps							$—		$194,419		$194,419

OTC Credit Default Swaps — Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED APPRECIATION
Brazil Government International Bond	1.00%	3M	12/20/2025	Morgan Stanley & Co.	1,530,000	1,530,000	$(75,056)	$(30,640)	$44,416
Brazil Government International Bond	1.00%	3M	12/20/2025	Morgan Stanley & Co.	1,110,000	1,110,000	(85,059)	(43,086)	41,973
Colombia Government International Bond	1.00%	3M	12/20/2025	Bank of America N.A.	1,530,000	1,530,000	(18,725)	9,266	27,991
Indonesia Government International Bond	1.00%	3M	12/20/2025	Morgan Stanley & Co.	3,080,000	3,080,000	(14,529)	49,251	63,780
Mexico Government International Bond	1.00%	3M	12/20/2025	Morgan Stanley & Co.	2,045,000	2,045,000	(24,010)	19,555	43,565

Total OTC Credit Default Swaps							$(217,379)	4,346	$221,725

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

	SHARES	COST	FAIR VALUE
Equities — 95.5%*:

Common Stocks — 95.5%*:

Communication Services — 11.7%*:
Mail.Ru Group Ltd.(a),(b)	5,891	$145,728	$154,933
NetEase, Inc.(b)	1,528	149,644	146,337
PT Telekomunikasi Indonesia Persero Tbk(b)	497,400	135,601	117,181
Tencent Holdings Ltd.(b)	15,600	644,632	1,134,919

Total Communication Services	520,419	1,075,605	1,553,370

Consumer Discretionary — 14.6%*:
Alibaba Group Holding Ltd.(a),(b)	4,353	716,705	1,013,074
New Oriental Education & Technology Group, Inc.(a),(b)	786	120,474	146,046
Prosus NV(b)	1,999	151,130	215,782
Samsonite International SA(a),(b),(c)	96,900	206,895	171,740
Topsports International Holdings Ltd.(b),(c)	189,000	224,491	282,801
Yum China Holdings, Inc.(b)	2,035	118,345	116,178

Total Consumer Discretionary	295,073	1,538,040	1,945,621

Consumer Staples — 3.4%*:
Atacadao SA(b)	36,000	130,639	134,388
CP ALL Public Company Limited(a),(b)	71,600	150,312	139,209
Magnit PJSC(b)	2,328	140,628	178,442

Total Consumer Staples	109,928	421,579	452,039

Energy — 4.1%*:
CNOOC Ltd.(b)	154,000	271,158	142,628
Reliance Industries Ltd.(b),(c)	7,307	241,603	399,693

Total Energy	161,307	512,761	542,321

Financials — 25.7%*:
AIA Group Ltd.(b)	21,000	174,126	257,338
B3 SA – Brasil Bolsa Balcao(b)	21,207	130,128	253,053
China Construction Bank Corp.(b)	454,000	376,153	344,931
China Pacific Insurance Group Co. Ltd.(b)	41,800	146,124	163,642
Grupo Financiero Banorte SAB de CV(a),(b)	41,427	240,863	228,271
Hana Financial Group, Inc.(b)	6,409	218,118	203,545
HDFC Bank Ltd.(a),(b)	8,296	387,809	599,469
Itau Unibanco Holding SA(b)	30,735	193,827	187,176
Mega Financial Holding Co. Ltd.(b)	213,000	182,642	225,902
Ping An Insurance Group Co. of China Ltd.(b)	32,000	304,143	392,134
PT Bank Negara Indonesia Persero Tbk(b)	443,700	218,213	195,007
Sanlam Ltd.(b)	53,876	247,227	215,394
Sberbank of Russia PJSC(b)	10,509	119,730	152,381

Total Financials	1,377,959	2,939,103	3,418,243

Industrials — 1.2%*:
China State Construction International Holdings Ltd.(b)	12,000	11,351	6,842
NARI Technology Co. Ltd.(b)	18,400	67,636	74,756

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	SHARES	COST	FAIR VALUE
Common Stocks (Continued)

Industrials (Continued)
Rumo SA(a),(b)	22,985	$79,872	$85,139

Total Industrials	53,385	158,859	166,737

Information Technology — 24.6%*:
Chicony Electronics Co. Ltd.(b)	49,000	100,603	150,324
Infosys Ltd.(b)	15,336	135,841	259,945
MediaTek, Inc.(b)	6,000	93,974	159,513
Powertech Technology, Inc.(b)	44,000	139,191	148,609
Samsung Electronics Co. Ltd.(b)	16,780	671,633	1,251,201
Sunny Optical Technology Group Co. Ltd.(b)	5,400	62,423	118,205
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	63,000	524,568	1,188,341

Total Information Technology	199,516	1,728,233	3,276,138

Materials — 5.5%*:
Anglo American plc(b)	8,807	177,392	290,670
China Resources Cement Holdings Ltd.(b)	94,000	114,786	105,004
LG Chem Ltd.(a),(b)	438	138,262	332,240

Total Materials	103,245	430,440	727,914

Real Estate — 2.8%*:
China Overseas Land & Investment Ltd.(b)	74,000	225,256	160,935
China Resources Land Ltd.(b)	50,000	168,686	206,386

Total Real Estate	124,000	393,942	367,321

Utilities — 1.9%*:
China Longyuan Power Group Corp. Ltd.(b)	80,000	69,417	80,181
ENN Energy Holdings Ltd.(b)	12,000	132,494	176,151

Total Utilities	92,000	201,911	256,332

Total Common Stocks	3,036,832	9,400,473	12,706,036

Total Equities	3,036,832	9,400,473	12,706,036

Mutual Fund — 1.8%*:
iShares MSCI India ETF(b)	5,884	197,603	236,655

Total Investments	3,042,716	9,598,076	12,942,691

Other assets and liabilities – 2.7%*			360,259

Net Assets – 100.0%			$13,302,950

*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	34.4%
Taiwan	14.5%
Republic of Korea	13.8%
India	11.5%
Hong Kong	6.1%
Brazil	5.1%
South Africa	3.9%
Russia	3.7%
Indonesia	2.4%
Mexico	1.8%
Netherlands	1.7%
Thailand	1.1%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

			SHARES	COST	FAIR VALUE
Equities — 0.2%*:

Common Stocks — 0.2%*:

Oil and Gas — 0.2%*:
Fieldwood Energy LLC			4,100	$88,421	$–
Fieldwood Energy LLC			1,006	35,210	–
Jupiter Resources, Inc.(a),(b)			39,729	192,017	127,133

Total Oil and Gas			44,835	315,648	127,133

Total Common Stocks			44,835	315,648	127,133

Total Equities			44,835	315,648	127,133

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.5%*:

Bank Loans — 6.5%*(c):

Broadcasting and Entertainment — 0.5%*:
Altice USA, Inc., 1M LIBOR + 2.500%	2.66%	4/15/2027	44,519	44,519	44,055
Clear Channel Worldwide Holdings, Inc., 3M LIBOR + 3.500%	3.71	8/21/2026	233,409	222,774	224,239

Total Broadcasting and Entertainment			277,928	267,293	268,294

Chemicals, Plastics and Rubber — 0.3%*:
Consolidated Energy Finance S.A., 1M LIBOR + 2.500%	2.65	5/7/2025	156,752	152,184	149,503

Containers, Packaging and Glass — 0.8%*:
Mauser Packaging Solutions, 3M LIBOR + 3.250%	3.48	4/3/2024	437,507	428,692	421,647

Diversified/Conglomerate Service — 2.6%*:
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	796,643	777,534	779,468
Finastra USA, Inc., 6M LIBOR + 7.250%	8.25	6/13/2025	500,000	485,572	500,180
SonicWall U.S. Holdings, Inc., 3M LIBOR + 7.500%	7.72	5/18/2026	51,897	51,544	45,780

Total Diversified/Conglomerate Service			1,348,540	1,314,650	1,325,428

Electronics — 0.1%*:
Renaissance Holding Corp., 1M LIBOR + 7.000%	7.15	5/29/2026	68,963	68,028	68,015

Grocery — 0.2%*:
Ozark Holdings LLC, 1M LIBOR + 4.000%	4.75	12/16/2027	85,095	84,671	85,095

Healthcare, Education and Childcare — 0.6%*:
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.81	7/9/2025	234,000	231,169	229,760
US Radiology Specialists, Inc., 3M LIBOR + 5.500%	6.25	12/10/2027	57,226	56,085	56,742

Total Healthcare, Education and Childcare			291,226	287,254	286,502

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment — 0.3%*:
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%(a)	3.50%	2/1/2024	129,011	$126,780	$127,445

Oil and Gas — 0.0%*:
Fieldwood Energy LLC, 1M LIBOR + 7.250%(e)	7.25	4/11/2023	91,996	61,365	21

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Kronos Acquisition Holdings Inc., 1M LIBOR + 4.500%	5.25	12/17/2026	263,000	260,375	262,671

Telecommunications — 0.6%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.40	10/2/2025	286,151	276,750	284,637
CommScope, Inc., 1M LIBOR + 3.250%	3.40	4/6/2026	30,175	29,948	29,911

Total Telecommunications			316,326	306,698	314,548

Total Bank Loans			3,466,344	3,357,990	3,309,169

Convertible Bond — 0.3%*:

Software — 0.3%*:
Avaya Holdings Corp.	2.25	6/15/2023	136,000	135,413	141,666

Corporate Bonds — 89.7%*:

Aerospace and Defense — 2.0%*:
TransDigm, Inc.(d)	8.00	12/15/2025	221,000	221,000	244,272
Triumph Group, Inc.(d)	6.25	9/15/2024	216,000	216,000	213,840
Triumph Group, Inc.	7.75	8/15/2025	595,000	598,090	543,681

Total Aerospace and Defense			1,032,000	1,035,090	1,001,793

Automobile — 3.7%*:
Adient Global Holdings Ltd.(d)	4.88	8/15/2026	67,000	62,947	68,843
Adient US LLC(d)	9.00	4/15/2025	85,000	85,000	94,775
American Axle & Manufacturing, Inc.	6.50	4/1/2027	88,000	86,079	92,620
Clarios Global LP(d)	6.75	5/15/2025	83,000	83,000	89,432
Clarios Global LP/Clarios US Finance Co.(d)	8.50	5/15/2027	142,000	146,410	154,270
Ford Motor Co.	7.45	7/16/2031	190,000	221,527	243,675
Ford Motor Co.	8.50	4/21/2023	257,000	257,000	289,256
Ford Motor Co.	9.63	4/22/2030	235,000	242,850	331,644
Gates Global LLC/Gates Global Co.(d)	6.25	1/15/2026	250,000	250,000	262,500
JB Poindexter & Co., Inc.(d)	7.13	4/15/2026	250,000	263,597	264,375

Total Automobile			1,647,000	1,698,410	1,891,390

Beverage, Food and Tobacco — 3.3%*:
JBS Investments II GmbH(d)	7.00	1/15/2026	200,000	202,165	215,940
JBS USA Food Co.(d)	5.50	1/15/2030	125,000	125,000	143,595
JBS USA LUX SA/JBS USA Finance, Inc.(d)	6.75	2/15/2028	250,000	250,000	280,875
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	6.50	4/15/2029	500,000	500,000	582,050

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco (Continued)
Kraft Heinz Foods Co.(d)	3.75%	4/1/2030	51,000	$53,281	$54,507
Kraft Heinz Foods Co.(d)	4.25	3/1/2031	100,000	100,000	111,506
Kraft Heinz Foods Co.	5.20	7/15/2045	72,000	77,593	85,612
Kraft Heinz Foods Co.	6.50	2/9/2040	38,000	45,627	51,365
Kraft Heinz Foods Co.	6.88	1/26/2039	84,000	104,543	116,395
Welbilt, Inc.	9.50	2/15/2024	54,000	55,357	55,811

Total Beverage, Food and Tobacco			1,474,000	1,513,566	1,697,656

Broadcasting and Entertainment — 6.3%*:
Altice USA, Inc.(d)	5.75	1/15/2030	147,000	152,464	161,149
Banijay Entertainment Sasu(a),(d)	5.38	3/1/2025	170,000	170,000	176,204
Block Communications, Inc.(d)	4.88	3/1/2028	239,000	239,000	246,170
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.75	3/1/2030	280,000	280,000	302,120
Clear Channel Worldwide Holdings, Inc.(d)	5.13	8/15/2027	201,000	201,000	203,010
Clear Channel Worldwide Holdings, Inc.	9.25	2/15/2024	207,000	207,520	209,588
Cox Media Group(d)	8.88	12/15/2027	261,000	261,000	287,752
CSC Holdings LLC(d)	3.38	2/15/2031	250,000	250,000	245,312
DISH DBS Corp.	5.00	3/15/2023	79,000	78,129	81,568
DISH Network Corp.	3.38	8/15/2026	267,000	254,906	254,513
iHeartCommunications, Inc.	8.38	5/1/2027	194,000	192,780	207,087
Netflix, Inc.(d)	5.38	11/15/2029	339,000	340,149	399,596
Nexstar Broadcasting, Inc.(d)	4.75	11/1/2028	50,000	51,664	52,313
Sirius XM Radio, Inc.(d)	5.00	8/1/2027	350,000	350,000	371,878
Townsquare Media, Inc.(d)	6.50	4/1/2023	50,000	46,800	50,880

Total Broadcasting and Entertainment			3,084,000	3,075,412	3,249,140

Buildings and Real Estate — 4.4%*:
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(a),(d)	4.88	2/15/2030	183,000	183,000	189,176
CP Atlas Buyer, Inc.(d)	7.00	12/1/2028	175,000	175,000	182,000
Empire Communities Corp.(d)	7.00	12/15/2025	115,000	115,000	121,194
James Hardie International Finance DAC(d)	4.75	1/15/2025	244,000	240,475	248,199
Mattamy Group Corp.(a),(d)	4.63	3/1/2030	330,000	329,149	349,800
Mattamy Group Corp.(a),(d)	5.25	12/15/2027	25,000	25,000	26,438
New Enterprise Stone & Lime Co., Inc.(d)	9.75	7/15/2028	250,000	250,000	273,750
Service Properties Trust	3.95	1/15/2028	29,000	25,084	28,021
Service Properties Trust	4.38	2/15/2030	47,000	40,876	45,825
Service Properties Trust	4.95	2/15/2027	23,000	21,236	23,115
Service Properties Trust	5.50	12/15/2027	127,000	127,000	138,857
Service Properties Trust	7.50	9/15/2025	200,000	208,050	230,464
Standard Industries, Inc.(d)	4.75	1/15/2028	52,000	53,517	54,730
STL Holding Co. LLC(d)	7.50	2/15/2026	175,000	175,000	181,562
TRI Pointe Group, Inc.	5.70	6/15/2028	121,000	121,000	136,609

Total Buildings and Real Estate			2,096,000	2,089,387	2,229,740

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport — 1.5%*:
Core & Main Holdings LP, 8.625% CASH / 9.375% PIK(d)	8.63%	9/15/2024	43,000	$42,711	$43,967
Kenan Advantage Group, Inc. (The)(d)	7.88	7/31/2023	700,000	700,000	700,000

Total Cargo Transport			743,000	742,711	743,967

Chemicals, Plastics and Rubber — 2.8%*:
CF Industries, Inc.	4.95	6/1/2043	23,000	23,084	28,233
CF Industries, Inc.	5.38	3/15/2044	48,000	47,183	60,756
Consolidated Energy Finance SA(d)	6.88	6/15/2025	405,000	403,842	410,569
GrafTech Finance, Inc.(d)	4.63	12/15/2028	164,000	164,846	165,845
Ingevity Corp.(d)	3.88	11/1/2028	162,000	162,000	163,215
Kraton Polymers LLC / Kraton Polymers Capital Corp.(d)	4.25	12/15/2025	91,000	91,000	92,829
LBC Tank Terminals Holding Netherlands BV(d)	6.88	5/15/2023	250,000	246,292	250,000
Nouryon Holding BV(a),(d)	8.00	10/1/2026	56,000	54,913	59,500
Univar Solutions USA, Inc.(d)	5.13	12/1/2027	177,000	177,000	186,956

Total Chemicals, Plastics and Rubber			1,376,000	1,370,160	1,417,903

Containers, Packaging and Glass — 1.0%*:
Mauser Packaging Solutions Holding Co.(d)	7.25	4/15/2025	302,000	291,954	305,020
Trident TPI Holdings, Inc.(d)	9.25	8/1/2024	171,000	166,987	182,115

Total Containers, Packaging and Glass			473,000	458,941	487,135

Diversified/Conglomerate Manufacturing — 0.6%*:
Avaya, Inc.(d)	6.13	9/15/2028	62,000	62,000	66,232
Forterra Finance LLC / FRTA Finance Corp.(d)	6.50	7/15/2025	120,000	120,000	129,000
Griffon Corp.	5.75	3/1/2028	127,000	127,000	134,303

Total Diversified/Conglomerate Manufacturing			309,000	309,000	329,535

Diversified/Conglomerate Service — 2.3%*:
Carlson Travel, Inc.(d)	11.50	12/15/2026	352,216	339,158	191,077
Iron Mountain, Inc.(d)	5.25	7/15/2030	235,000	235,000	253,800
KAR Auction Services, Inc.(d)	5.13	6/1/2025	186,000	164,761	191,400
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	6.25	1/15/2028	339,000	337,399	363,947
Sabre GLBL, Inc.(d)	9.25	4/15/2025	50,000	50,000	59,500
Uber Technologies, Inc.(d)	6.25	1/15/2028	127,000	127,000	138,112

Total Diversified/Conglomerate Service			1,289,216	1,253,318	1,197,836

Electronics — 4.3%*:
Austin BidCo, Inc.(d)	7.13	12/15/2028	75,000	75,000	78,281
BY Crown Parent LLC(d)	7.38	10/15/2024	96,000	96,000	97,680
Dell International LLC/EMC Corp.(d)	7.13	6/15/2024	230,000	235,978	238,539

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics (Continued)
Presidio Holdings, Inc.(d)	8.25%	2/1/2028	66,000	$66,000	$72,765
Solera LLC/Solera Finance, Inc.(d)	10.50	3/1/2024	195,000	197,311	202,069
Veritas US, Inc./Veritas Bermuda Ltd.(d)	7.50	9/1/2025	125,000	127,795	128,281
Veritas US, Inc./Veritas Bermuda Ltd.(d)	10.50	2/1/2024	958,000	898,413	972,370
WESCO Distribution, Inc.(d)	7.13	6/15/2025	191,000	191,000	210,068
WESCO Distribution, Inc.(d)	7.25	6/15/2028	197,000	195,588	224,046

Total Electronics			2,133,000	2,083,085	2,224,099

Finance — 7.6%*:
Alliance Data Systems Corp.(d)	4.75	12/15/2024	300,000	300,000	303,000
Alliance Data Systems Corp.(d)	7.00	1/15/2026	78,000	77,976	82,508
Ford Motor Credit Co. LLC	4.13	8/17/2027	225,000	225,000	235,687
Ford Motor Credit Co. LLC	4.13	8/4/2025	200,000	161,084	209,750
Ford Motor Credit Co. LLC	5.13	6/16/2025	233,000	233,000	253,341
Ford Motor Credit Co. LLC	5.60	1/7/2022	200,000	184,343	206,736
Ford Motor Credit Co. LLC	5.88	8/2/2021	200,000	189,923	204,700
Global Aircraft Leasing Co. Ltd.(d)	6.50	9/15/2024	540,125	534,885	482,062
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	5/15/2026	500,000	500,000	529,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	4.75	9/15/2024	161,000	161,806	167,239
LPL Holdings, Inc.(d)	5.75	9/15/2025	518,000	513,466	535,829
OneMain Finance Corp.	4.00	9/15/2030	160,000	160,000	166,018
OneMain Finance Corp.	5.38	11/15/2029	302,000	303,931	339,750
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer(d)	5.88	10/1/2028	81,000	81,000	86,265
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc.(d)	4.63	11/1/2026	86,000	86,000	89,440

Total Finance			3,784,125	3,712,414	3,891,775

Healthcare, Education and Childcare — 5.6%*:
Bausch Health Cos., Inc.(d)	8.50	1/31/2027	175,000	179,823	194,630
Bausch Health Cos., Inc.(d)	5.00	1/30/2028	130,000	130,000	133,970
Bausch Health Cos., Inc.(d)	5.00	2/15/2029	253,000	253,000	260,135
Bausch Health Cos., Inc.(d)	5.25	1/30/2030	188,000	188,000	197,400
Bausch Health Cos., Inc.(d)	5.25	2/15/2031	187,000	187,000	195,363
Centene Corp.	4.63	12/15/2029	209,000	209,000	232,034
Centene Corp.(d)	5.38	6/1/2026	19,000	19,800	20,039
CHS/Community Health Systems, Inc.(d)	5.63	3/15/2027	71,000	71,000	76,343
CHS/Community Health Systems, Inc.(d)	6.00	1/15/2029	33,000	33,000	35,648
Endo Dac / Endo Finance LLC / Endo Finco, Inc.(d)	6.00	6/30/2028	57,000	46,942	48,450
Endo Pharmaceuticals, Inc.(d)	7.50	4/1/2027	300,000	300,000	325,500
Molina Healthcare, Inc.(d)	3.88	11/15/2030	133,000	133,000	142,642
Molina Healthcare, Inc.(d)	4.38	6/15/2028	165,000	165,000	173,662

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Radiology Partners, Inc.(d)	9.25%	2/1/2028	176,000	$176,000	$197,560
RP Escrow Issuer LLC(d)	5.25	12/15/2025	181,000	181,000	189,156
Tenet Healthcare Corp.(d)	4.88	1/1/2026	125,000	125,000	130,764
Tenet Healthcare Corp.(d)	5.13	11/1/2027	125,000	125,000	132,344
Tenet Healthcare Corp.(d)	6.13	10/1/2028	150,000	150,000	156,297

Total Healthcare, Education and Childcare			2,677,000	2,672,565	2,841,937

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
LBM Acquisition LLC(d)	6.25	1/15/2029	133,000	133,000	137,322
Resideo Funding, Inc.(d)	6.13	11/1/2026	192,000	189,119	202,080
Staples, Inc.(d)	7.50	4/15/2026	128,000	132,861	133,667

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			453,000	454,980	473,069

Hotels, Motels, Inns and Gaming — 3.9%*:
Boyne USA, Inc.(d)	7.25	5/1/2025	125,000	125,000	131,094
Caesars Resort Collection LLC/CRC Finco, Inc.(d)	5.25	10/15/2025	104,000	93,858	105,101
Caesars Resort Collection LLC/CRC Finco, Inc.(d)	5.75	7/1/2025	125,000	125,000	132,447
CCM Merger, Inc.(d)	6.38	5/1/2026	159,000	159,000	166,950
ESH Hospitality, Inc.(d)	4.63	10/1/2027	265,000	265,000	271,625
Scientific Games International, Inc.(d)	5.00	10/15/2025	81,000	73,749	83,583
Scientific Games International, Inc.(d)	7.25	11/15/2029	74,000	62,811	81,215
Scientific Games International, Inc.(d)	8.63	7/1/2025	113,000	113,000	123,735
Wyndham Destinations, Inc.(d)	6.63	7/31/2026	170,000	170,000	194,650
Wyndham Hotels & Resorts, Inc.(d)	4.38	8/15/2028	125,000	125,000	129,881
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.25	5/15/2027	98,000	98,000	101,014
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.50	3/1/2025	250,000	247,841	260,938
Wynn Macau Ltd.(a),(d)	5.13	12/15/2029	188,000	188,000	191,995

Total Hotels, Motels, Inns and Gaming			1,877,000	1,846,259	1,974,228

Insurance — 1.6%*:
Acrisure LLC/Acrisure Finance, Inc.(d)	7.00	11/15/2025	275,000	264,390	286,289
Acrisure LLC/Acrisure Finance, Inc.(d)	8.13	2/15/2024	84,000	84,000	88,932
AssuredPartners, Inc.(d)	5.63	1/15/2029	174,000	174,000	181,613
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., 7.625% Cash, 8.375% PIK(a),(d)	7.63	10/15/2025	250,000	250,000	261,877

Total Insurance			783,000	772,390	818,711

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 2.8%*:
Caesars Entertainment, Inc.(d)	6.25%	7/1/2025	125,000	$125,000	$133,125
Caesars Entertainment, Inc.(d)	8.13	7/1/2027	300,000	297,985	332,107
Carnival Corp.(d)	7.63	3/1/2026	85,000	85,000	92,606
Cinemark USA, Inc.	5.13	12/15/2022	110,000	98,967	107,800
Live Nation Entertainment, Inc.(d)	4.75	10/15/2027	251,000	250,053	257,255
NCL Corp. Ltd.(d)	5.88	3/15/2026	182,000	182,000	190,645
RHP Hotel Properties LP / RHP Finance Corp.	4.75	10/15/2027	296,000	296,000	306,360

Total Leisure, Amusement, Entertainment			1,349,000	1,335,005	1,419,898

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.1%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(d)	9.00	2/15/2023	278,000	272,768	272,440
Diebold Nixdorf, Inc.(d)	9.38	7/15/2025	276,000	289,917	309,120

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			554,000	562,685	581,560

Mining, Steel, Iron and Non-Precious Metals — 5.8%*:
Big River Steel LLC / BRS Finance Corp.(d)	6.63	1/31/2029	197,000	197,000	212,760
Cleveland-Cliffs, Inc.(d)	6.75	3/15/2026	72,000	71,502	77,760
Compass Minerals International, Inc.(d)	4.88	7/15/2024	124,000	118,308	128,650
First Quantum Minerals Ltd.(a),(d)	6.88	3/1/2026	229,000	229,000	238,732
First Quantum Minerals Ltd.(a),(d)	6.88	10/15/2027	250,000	250,000	271,250
First Quantum Minerals Ltd.(a),(d)	7.50	4/1/2025	158,000	152,087	164,517
Freeport-McMoRan, Inc.	4.13	3/1/2028	28,000	27,072	29,365
Freeport-McMoRan, Inc.	4.38	8/1/2028	125,000	125,000	132,813
Freeport-McMoRan, Inc.	4.63	8/1/2030	125,000	125,000	137,187
Hecla Mining Co.	7.25	2/15/2028	115,000	124,749	125,638
Hudbay Minerals, Inc.(a),(d)	6.13	4/1/2029	111,000	111,000	119,603
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,542	136,152
Northwest Acquisitions ULC(a),(d),(e)	7.13	11/1/2022	493,000	498,177	3,328
Peabody Energy Corp.(d)	6.00	3/31/2022	511,000	511,491	373,030
SunCoke Energy Partners LP(d)	7.50	6/15/2025	265,000	265,007	263,065
Warrior Met Coal, Inc.(d)	8.00	11/1/2024	540,000	546,431	552,150

Total Mining, Steel, Iron and Non-Precious Metals			3,442,000	3,450,366	2,966,000

Oil and Gas — 13.8%*:
Antero Resources Corp.(d)	8.38	7/15/2026	78,000	78,000	79,614
Apache Corp.	4.75	4/15/2043	26,000	21,054	26,959
Apache Corp.	5.10	9/1/2040	51,000	41,445	54,379
Apache Corp.	5.35	7/1/2049	78,000	62,614	80,030
Blue Racer Midstream LLC / Blue Racer Finance Corp.(d)	7.63	12/15/2025	119,000	119,000	126,735
Buckeye Partners LP	5.85	11/15/2043	26,000	21,816	25,582

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Cenovus Energy, Inc.(a)	5.40%	6/15/2047	54,000	$47,673	$63,391
Cenovus Energy, Inc.(a)	6.75	11/15/2039	61,000	57,838	80,648
Cheniere Energy Partners LP	5.63	10/1/2026	250,000	250,000	260,000
Continental Resources, Inc.	3.80	6/1/2024	59,000	52,211	60,924
Continental Resources, Inc.	4.38	1/15/2028	66,000	54,845	67,663
Continental Resources, Inc.(d)	5.75	1/15/2031	143,000	143,000	158,727
CVR Energy, Inc.(d)	5.25	2/15/2025	300,000	300,000	289,500
CVR Energy, Inc.(d)	5.75	2/15/2028	300,000	300,000	284,250
DCP Midstream Operating LP(d)	6.45	11/3/2036	4,000	3,312	4,320
EnLink Midstream Partners LP	4.15	6/1/2025	67,000	63,044	65,325
EnLink Midstream Partners LP	4.85	7/15/2026	23,000	20,081	22,456
EnLink Midstream Partners LP	5.45	6/1/2047	49,000	37,006	39,458
EnLink Midstream Partners LP	5.60	4/1/2044	191,000	129,327	153,278
EQM Midstream Partners LP(d)	6.00	7/1/2025	145,000	145,000	158,775
EQM Midstream Partners LP(d)	6.50	7/1/2027	119,000	119,000	133,998
Genesis Energy LP / Genesis Energy Finance Corp.	5.63	6/15/2024	56,000	52,093	54,600
Genesis Energy LP / Genesis Energy Finance Corp.	8.00	1/15/2027	252,000	252,000	249,530
Genesis Energy LP/Genesis Energy Finance Corp.	6.50	10/1/2025	390,000	372,741	379,275
Harvest Midstream I LP(d)	7.50	9/1/2028	178,000	178,000	189,348
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	5.75	10/1/2025	17,000	10,681	17,191
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	5.00	12/1/2024	32,000	23,570	31,853
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	6.25	11/1/2028	142,000	116,955	145,018
MEG Energy Corp.(a),(d)	7.13	2/1/2027	270,000	270,000	278,775
Nabors Industries Ltd.(d)	7.25	1/15/2026	100,000	100,432	70,117
Nabors Industries Ltd.(d)	7.50	1/15/2028	72,000	72,000	49,298
Neptune Energy Bondco PLC(a),(d)	6.63	5/15/2025	242,000	242,166	239,403
Newfield Exploration Co.	5.38	1/1/2026	45,000	47,216	48,292
Occidental Petroleum Corp.	2.70	2/15/2023	14,000	9,448	13,987
Occidental Petroleum Corp.	2.90	8/15/2024	38,000	23,269	36,575
Occidental Petroleum Corp.	3.50	6/15/2025	75,000	55,591	72,447
Occidental Petroleum Corp.	4.20	3/15/2048	12,000	8,546	9,780
Occidental Petroleum Corp.	4.40	4/15/2046	78,000	55,762	67,974
Occidental Petroleum Corp.	4.40	8/15/2049	31,000	22,222	26,127
Occidental Petroleum Corp.	4.50	7/15/2044	32,000	23,203	27,120
Occidental Petroleum Corp.	5.88	9/1/2025	193,000	193,129	205,545
Occidental Petroleum Corp.	6.13	1/1/2031	199,000	199,000	212,970
Occidental Petroleum Corp.	6.20	3/15/2040	217,000	198,108	214,830
Occidental Petroleum Corp.	6.38	9/1/2028	155,000	154,481	163,525
Occidental Petroleum Corp.	6.45	9/15/2036	86,000	79,110	90,042
Occidental Petroleum Corp.	6.60	3/15/2046	139,000	113,647	141,040
Occidental Petroleum Corp.	6.95	7/1/2024	36,000	22,409	38,880
Ovintiv Exploration, Inc.	5.63	7/1/2024	23,000	22,504	24,636
Ovintiv, Inc.(a)	6.50	8/15/2034	42,000	37,837	48,638
Ovintiv, Inc.(a)	6.50	2/1/2038	19,000	18,248	21,216
Ovintiv, Inc.(a)	6.63	8/15/2037	9,000	7,936	10,042

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Ovintiv, Inc.(a)	7.20%	11/1/2031	12,000	$12,441	$14,202
Ovintiv, Inc.(a)	7.38	11/1/2031	37,000	37,583	43,932
Ovintiv, Inc.	8.13	9/15/2030	70,000	82,000	85,480
Parkland Fuel Corp.(a),(d)	5.88	7/15/2027	125,000	125,000	135,154
PBF Holding Co. LLC / PBF Finance Corp.	6.00	2/15/2028	600,000	600,000	342,750
PBF Holding Co. LLC/PBF Finance Corp.	7.25	6/15/2025	350,000	357,684	226,882
Providence Service Corp. (The)(d)	5.88	11/15/2025	142,000	143,304	150,165
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.50	3/1/2030	6,000	5,436	6,514
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.88	1/15/2029	24,000	23,771	27,030
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25	11/15/2023	53,000	46,720	53,265
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)	4.88	2/1/2031	227,000	227,000	247,337
Western Midstream Operating LP	5.05	2/1/2030	56,000	50,026	62,709
Western Midstream Operating LP	5.30	3/1/2048	157,000	121,066	155,581
Western Midstream Operating LP	5.45	4/1/2044	79,000	64,626	79,890

Total Oil and Gas			7,341,000	6,945,227	7,044,977

Personal and Non-Durable Consumer Products Mfg. Only — 0.5%*:
Clearwater Paper Corp.(d)	4.75	8/15/2028	177,000	177,000	183,195
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.(d)	7.00	12/31/2027	91,000	91,000	95,279

Total Personal and Non-Durable Consumer Products Mfg. Only			268,000	268,000	278,474

Personal Transportation — 0.7%*:
American Airlines, Inc.(d)	11.75	7/15/2025	161,000	167,026	185,673
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(d)	6.50	6/20/2027	150,000	148,233	161,250

Total Personal Transportation			311,000	315,259	346,923

Personal, Food and Miscellaneous — 0.7%*:
Mattel, Inc.(d)	5.88	12/15/2027	159,000	157,874	176,689
Mattel, Inc.(d)	6.75	12/31/2025	132,000	134,270	139,322
Simmons Foods, Inc.(d)	7.75	1/15/2024	64,000	64,000	66,640

Total Personal, Food and Miscellaneous			355,000	356,144	382,651

Printing and Publishing — 0.9%*:
Cimpress plc(d)	7.00	6/15/2026	427,000	446,711	448,884

Retail Stores — 0.5%*:
Penske Automotive Group, Inc.	3.50	9/1/2025	250,000	250,000	254,063

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 9.8%*:
Altice Financing SA(a),(d)	5.00%	1/15/2028	222,000	$222,000	$227,469
Altice Financing SA(a),(d)	7.50	5/15/2026	106,000	101,617	111,862
Banff Merger Sub, Inc.(d)	9.75	9/1/2026	185,000	183,563	199,828
Boxer Parent Co., Inc.(d)	9.13	3/1/2026	158,000	158,000	169,850
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.50	5/1/2032	215,000	222,947	229,560
CommScope Technologies Finance LLC(d)	6.00	6/15/2025	34,000	30,579	34,765
CommScope Technologies LLC(d)	5.00	3/15/2027	305,000	294,208	300,425
Consolidated Communications, Inc.(d)	6.50	10/1/2028	250,000	250,000	267,500
Frontier Communications Corp.(d)	5.00	5/1/2028	400,000	400,000	417,000
Frontier Communications Corp.(d)	6.75	5/1/2029	119,000	119,000	127,330
Hughes Satellite Systems Corp.	6.63	8/1/2026	426,000	430,213	482,006
LCPR Senior Secured Financing DAC(a),(d)	6.75	10/15/2027	200,000	200,000	215,250
Midcontinent Communications/Midcontinent Finance Corp.(d)	5.38	8/15/2027	149,000	149,000	155,705
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.(d)	10.75	6/1/2028	74,000	82,515	84,360
Sprint Capital Corp.	6.88	11/15/2028	648,000	653,185	854,375
Sprint Capital Corp.	8.75	3/15/2032	52,000	73,049	82,335
Telecom Italia Capital SA(a)	6.00	9/30/2034	62,000	72,052	75,522
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(d)	7.13	12/15/2024	23,000	22,886	23,230
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(d)	7.88	2/15/2025	13,000	13,895	13,965
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	8.25	10/15/2023	85,000	85,484	85,637
ViaSat, Inc.(d)	6.50	7/15/2028	200,000	200,000	216,442
Virgin Media Finance plc(a),(d)	5.00	7/15/2030	117,000	117,000	121,387
Virgin Media Secured Finance plc(a),(d)	4.50	8/15/2030	250,000	254,949	261,250
Windstream Escrow LLC / Windstream Escrow Finance Corp.(d)	7.75	8/15/2028	123,000	123,000	123,861
Ziggo BV(a),(d)	5.50	1/15/2027	140,000	135,109	146,125

Total Telecommunications			4,556,000	4,594,251	5,027,039

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Semi-Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 1.3%*:
FirstEnergy Corp.	2.25%	9/1/2030	75,000	$71,836	$72,548
FirstEnergy Corp.	4.85	7/15/2047	175,000	215,550	217,786
FirstEnergy Corp.	7.38	11/15/2031	23,000	31,105	32,797
PG&E Corp.	5.00	7/1/2028	95,000	95,000	101,175
PG&E Corp.	5.25	7/1/2030	82,000	82,000	90,200
Pike Corp.(d)	5.50	9/1/2028	167,000	167,000	176,394

Total Utilities			617,000	662,491	690,900

Total Corporate Bonds			44,700,341	44,273,827	45,911,283

Total Fixed Income			48,302,685	47,767,230	49,362,118

Total Investments			48,347,520	48,082,878	49,489,251

Other assets and liabilities – 3.3%*					1,696,429

Net Assets – 100.0%					$51,185,680

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.
Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.1%
Canada	3.0%
United Kingdom	1.5%
Zambia	1.4%
Other (Individually less than 1%)	3.0%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (Unaudited)

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2020, the Trust consists of seven funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Diversified Income Fund (“Diversified Income Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund and Diversified Income Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund. The Adviser also has entered into a personnel-sharing arrangement with BIIL with respect to the Diversified Income Fund, pursuant to which, certain employees of BIIL may serve as “associated persons” of the Adviser and, in this capacity, subject to the oversight and supervision of the Adviser may provide research and related services, and discretionary investment management and trading services to the Fund on behalf of the Adviser.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Diversified Income Fund seeks an absolute return, primarily through current income and capital appreciation. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments,

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Diversified Income Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y (except Active Short Duration Bond Fund, which has 5 classes of shares: Class A, C, I, Y and L), each with different expenses and dividends. Class L of Active Short Duration Bond Fund began operations on May 1, 2020. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of December 31, 2020. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker on open futures contracts, cash collateral held at broker on open forward foreign currency exchange contracts and cash collateral held at broker on open swap contracts are determined using Level 1 inputs as of December 31, 2020.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.

These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$197,221	$321,063	$881,236	***	$1,399,520
Warrant	–	32,153	–		32,153

Total Equities	197,221	353,216	881,236		1,431,673

Fixed Income:
Bank Loans	–	185,044,366	507,351	***	185,551,717
Corporate Bonds	–	10,876,657	404,688	***	11,281,345

Total Fixed Income	–	195,921,023	912,039		196,833,062

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	52,763	–		52,763

Total	$197,221	$196,327,002	$1,793,275		$198,317,498

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(482,402)	–		(482,402)

Total Investments	$197,221	$195,844,600	$1,793,275		$197,835,096

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended December 31, 2020 is not presented.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

CTI Foods Holding Co, LLC	$571,274	Discounted Cash Flow	Average Enterprise Valuation Multiple: 4 year projection, 7.1x; EBITDA: $53.7 million; 15% discount rate

Don Jersey Topco Ltd.	$309,962	Broker Quote	0.775 Broker Quote depth of 1

Travelex Topco Ltd.	$–	Zero Value	Valued at zero

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $32.2 million; 20% discount rate

Templar Energy LLC	$–	Broker Quote	Valued at zero until final accrual is received

Templar Energy LLC	$–	Broker Quote	Valued at zero until final accrual is received

Bank Loans

CTI Foods Holding Co, LLC, 3M LIBOR	$313,232	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

CTI Foods Holding Co, LLC, 3M LIBOR	$191,548	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

Boomerang Tube LLC	$2,571	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $32.2 million; 20% discount rate

Corporate Bonds

Travelex Financing plc	$–	Zero Value	Valued at zero

KCA Deutag UK Finance plc	$404,688	Broker Quote	9.875 Broker Quote depth of 3

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$32,582	$283,460	$1,305,478	***	$1,621,520
Warrant	–	94,429	–		94,429

Total Equities	32,582	377,889	1,305,478		1,715,949

Fixed Income:
Asset-Backed Securities	–	14,414,079	0	***	14,414,079
Bank Loans	–	63,926,718	5,153	***	63,931,871
Corporate Bonds	–	74,905,663	363,099	***	75,268,762

Total Fixed Income	–	153,246,460	368,252		153,614,712

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Derivative Securities:
Forward Foreign Currency Exchange Contracts	$–	$50,743	$–	$50,743

Total	$32,582	$153,675,092	$1,673,730	$155,381,404

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(457,436)	–	(457,436)

Total Investments	$32,582	$153,217,656	$1,673,730	$154,923,968

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended December 31, 2020 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Innovation Group	$–	Zero Value	Valued at zero

Don Jersey Topco Ltd.	$272,445	Broker Quote	0.775 Broker Quote depth 1

Travelex Topco Ltd.	$–	Zero Value	Valued at zero

MModal, Inc.	$3,213	Analyst Priced	Analyst verified stale price and adjusted for cash receipts

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $32.2 million; 20% discount rate

Jupiter Resources, Inc.	$384,870	Model Price	$3.20; price taken by converting to post acquisition value

Maxeda DIY B.V.	$184,147	Market Comparables	LTM EBITDA €115m; Net leverage €409m; Average Comparable Valuation: 6.0X

Maxeda DIY B.V.	$460,803	Market Comparables	LTM EBITDA €115m; Net leverage €409m; Average Comparable Valuation: 6.0X

Asset Backed Securities

BlueMountain CLO Ltd.	$–	Zero Value	Valued at zero

Bank Loans

Boomerang Tube LLC	$5,153	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $32.2 million; 20% discount rate

Corporate Bonds

Travelex Financing PLC	$–	Zero Value	Valued at zero

KCA Deutag UK Finance plc	$363,099	Broker Quote	9.875 Broker Quote depth of 3

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$278,622,703	$7,204,976	***	$285,827,679
Corporate Bonds	–	365,620,721	–		365,620,721
Mortgage-Backed Securities	–	123,023,596	–		123,023,596
U.S. Treasury & Government Agencies	–	5,339,844	–		5,339,844

Total Fixed Income	–	772,606,864	7,204,976		779,811,840

Purchased Options:
Call Option Purchased	–	195,889	–		195,889
Put Options Purchased	–	891,893	–		891,893

Total Purchased Options	–	1,087,782	–		1,087,782

Short-Term Investments:
Commercial Paper	–	86,099,343	–		86,099,343

Total Short-Term Investments	–	86,099,343	–		86,099,343

Derivative Securities:
Futures*	76,979	–	–		76,979

Total	$76,979	$859,793,989	$7,204,976		$867,075,944

Liabilities:
Derivative Securities:
Futures*	(987,439)	–	–		(987,439)

Total Investments	$(910,460)	$859,793,989	$7,204,976		$866,088,505

*	Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended December 31, 2020 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

SLM Student Loan Trust 2006-2	$2,175,800	Broker Quote	$550.00: Broker quote depth of 1

SoFi Alternative Trust 2019-C	$2,875,960	Broker Quote	$108.00: Broker quote depth of 1

SoFi Professional Loan Program 2018-A	$507,652	Broker Quote	$ 37.00: Broker quote depth of 1

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

SoFi Professional Loan Program 2018-B Trust	$469,471	Broker Quote	$ 37.00 Broker quote depth of 1

SoFi Professional Loan Program 2018-D Trust	$417,260	Broker Quote	$ 22.00: Broker quote depth of 1

SoFi Professional Loan Program 2019-A LLC	$758,833	Broker Quote	$ 22.00: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Diversified Income Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$18,963,749	$–	$18,963,749
Corporate Bonds	–	22,010,176	–	22,010,176
Mortgage-Backed Securities	–	3,732,110	–	3,732,110

Total Fixed Income	–	44,706,035	–	44,706,035

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	2,086	–	2,086
Futures*	41,701	–	–	41,701

Total Derivative Securities	41,701	2,086	–	43,787

Total	$41,701	$44,708,121	$–	$44,749,822

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(10,431)	–	(10,431)
Futures*	(37,157)	–	–	(37,157)

Total Derivative Securities	(37,157)	(10,431)	–	(47,588)

Total Investments	$4,544	$44,697,690	$–	$44,702,234

*	Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Corporate Bonds	$–	$30,530,144	$854,390	$31,384,534
Foreign Government	–	39,221,371	–	39,221,371

Total Fixed Income	–	69,751,515	854,390	70,605,905

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Derivative Securities:
Centrally Cleared Interest Rate Swaps*	$–	$916,297	$–	$916,297
Forward Foreign Currency Exchange Contracts	–	1,497,910	–	1,497,910
Futures*	47,219	–	–	47,219
OTC–Credit Default Swaps	–	78,072	–	78,072
OTC–Interest Rate Swaps	–	243,610	–	243,610

Total Derivative Securities	47,219	2,735,889	–	2,783,108

Total	$47,219	$72,487,404	$854,390	$73,389,013

Liabilities:
Derivative Securities:
Centrally Cleared Interest Rate Swaps*	–	(24,591)	–	(24,591)
Forward Foreign Currency Exchange Contracts	–	(1,524,709)	–	(1,524,709)
OTC — Credit Default Swaps	–	(73,726)	–	(73,726)
OTC — Cross Currency Swaps	–	(1,175,521)	–	(1,175,521)
OTC — Interest Rate Swaps	–	(49,191)	–	(49,191)

Total Derivative Securities	–	(2,847,738)	–	(2,847,738)

Total Investments	$47,219	$69,639,666	$854,390	$70,541,275

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Foreign Government

Asian Development Bank 7/14/21	$204,538	Broker Quote	$30.00: Broker quote depth of 1

European Bank for Reconstruction and Development 10/29/22	$363,927	Broker Quote	$30.00: Broker quote depth of 1

International Bank for Reconstruction and Development 11/22/21	$285,925	Broker Quote	$30.00: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2020	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF DECEMBER 31, 2020	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT DECEMBER 31, 2020

Foreign Government	$1,016,514	$(3,075)	$(47,938)	$–	$–	$–	$(111,111)	$854,390	$(47,938)

Total	$1,016,514	$(3,075)	$(47,938)	$–	$–	$–	$(111,111)	$854,390	$(47,938)

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$12,706,036	$–	$–	$12,706,036

Total Equities	12,706,036	–	–	12,706,036

Mutual Fund:
Mutual Fund	236,655	–	–	236,655

Total	$12,942,691	$–	$–	$12,942,691

Total Investments	$12,942,691	$–	$–	$12,942,691

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$0	$127,133	***	$127,133

Total Equities	–	0	127,133		127,133

Fixed Income:
Bank Loans	–	3,309,169	–		3,309,169
Convertible Bond	–	141,666	–		141,666
Corporate Bonds	–	45,911,283	–		45,911,283

Total Fixed Income	–	49,362,118	–		49,362,118

Total	$–	$49,362,118	$127,133		$49,489,251

Total Investments	$–	$49,362,118	$127,133		$49,489,251

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended December 31, 2020 is not presented.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Jupiter Resources, Inc.	$127,133	Model Price	$3.20; price taken by converting to post acquisition value

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At December 31, 2020, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has evaluated the impact of ASU 2017-08 and has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of December 31, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The

Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund, except Global Emerging Markets Equity Fund, declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”). Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds.

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of December 31, 2020, the following Funds had unfunded loan commitments:

FUND	SECURITY	AMOUNT
Global Floating Rate Fund	Bahia De Las Isletas, S.L., 4/30/21	$94,422
Global Credit Income Opportunities Fund	Bahia De Las Isletas, S.L., 4/30/21	$47,211
J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended December 31, 2020, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2020:

Global	Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$52,763

Total		$52,763

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(482,402)

Total		$(482,402)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$50,743

Total		$50,743

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(457,436)

Total		$(457,436)

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$76,979
Purchased Options	Investments, at fair value	1,087,782

Total		$1,164,761

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(987,439)

Total		$(987,439)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Diversified Income Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,086	$–	$2,086
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	41,701	41,701

Total		$2,086	$41,701	$43,787

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(10,431)	$–	$(10,431)
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(37,157)	(37,157)

Total		$(10,431)	$(37,157)	$(47,588)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,497,910	$–	$–	$1,497,910
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	47,219	–	47,219
OTC – Swaps Contracts	Swap contracts, at fair value	–	243,610	78,072	321,682
Centrally Cleared Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	916,297	–	916,297

Total		$1,497,910	$1,207,126	$78,072	$2,783,108

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,524,709)	$–	$—	$(1,524,709)
OTC – Swaps Contracts	Swap contracts, at fair value	(1,175,521)	(49,191)	(73,726)	(1,298,438)
Centrally Cleared Interest Rate Swaps	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(24,591)	–	(24,591)

Total		$(2,700,230)	$(73,782)	$(73,726)	$(2,847,738)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(2,979,313)

Total	$(2,979,313)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(2,629,760)	$–	$(2,629,760)
Purchased Options	–	(692,562)	(692,562)
Written Options	–	403,346	403,346

Total	$(2,629,760)	$(289,216)	$(2,918,976)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$13,032	$–	$13,032
Swaps Contracts	–	(340,586)	(340,586)

Total	$13,032	$(340,586)	$(327,554)

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(33,840)	$–	$–	$(33,840)
Futures Contracts	–	52,374	–	52,374
Swaps Contracts	–	–	(27,294)	(27,294)

Total	$(33,840)	$52,374	$(27,294)	$(8,760)

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$1,185,382	$–	$–	$1,185,382
Futures Contracts	–	33,456	–	33,456
Swaps Contracts	(15,336)	1,421,518	784,995	2,191,177

Total	$1,170,046	$1,454,974	$784,995	$3,410,015

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(989,769)

Total	$(989,769)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(853,832)	$–	$(853,832)
Purchased Options	–	(37,712)	(37,712)
Written Options	–	18,451	18,451

Total	$(853,832)	$(19,261)	$(873,093)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$115,105	$–	$115,105
Purchased Options	(46,684)	–	(46,684)
Swaps Contracts	–	(121,089)	(121,089)

Total	$68,421	$(121,089)	$52,668

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(4,172)	$–	$(4,172)
Futures Contracts	–	61,968	61,968

Total	$(4,172)	$61,968	$57,796

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(881,405)	$–	$–	$(881,405)
Futures Contracts	–	47,219	–	47,219
Swaps Contracts	(1,624,803)	(1,637,471)	(258,268)	(3,520,542)

Total	$(2,506,208)	$(1,590,252)	$(258,268)	$(4,354,728)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(a)	$50,639,240

(a) Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$45,328,847	$–	$45,328,847
Purchased Options(a)	$–	$5,600	$5,600
Written Options(a)	$–	$5,600	$5,600

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	2,463	–	2,463
Forward Foreign Currency Exchange Contracts(b)	$–	$–	$–
Purchased Options(b)	$32,248,250	$–	$–
Centrally Cleared Swap Contracts(b)	$–	$15,725,000	$15,725,000

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Diversified Income Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Futures Contracts(a)	–	160	160
Forward Foreign Currency Exchange Contracts(b)	$1,340,123	$–	$1,340,123

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	–	12	–	12
Forward Foreign Currency Exchange Contracts(b)	$54,107,738	$–	$–	$54,107,738
OTC – Swaps Contracts(b)	$9,443,634	$13,597,101	$9,468,333	$32,509,068
Centrally Cleared Swap Contracts(b)	$–	$19,384,109	$–	$19,384,109

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$52,763	$–	$52,763

Total	$52,763	$–	$52,763

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$10,828	$(10,828)	$–	$–
Morgan Stanley & Co.	41,935	(41,935)	–	–

Total	$52,763	$(52,763)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$482,402	$—	$482,402

Total	$482,402	$—	$482,402

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$254,169	$(10,828)	$—	$243,341
Morgan Stanley & Co.	228,233	(41,935)	—	186,298

Total	$482,402	$(52,763)	$—	$429,639

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$50,743	$—	$50,743

Total	$50,743	$—	$50,743

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$44,656	$—	$—	$44,656
Canadian Imperial Bank of Commerce	6,087	(6,087)	—	—

Total	$50,743	$(6,087)	$—	$44,656

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$457,436	$—	$457,436

Total	$457,436	$—	$457,436

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Barclays Bank plc	$208,468	$—	$(208,468)	$—
Canadian Imperial Bank of Commerce	246,769	(6,087)	—	240,682
Citibank N.A.	2,199	—	—	2,199

Total	$457,436	$(6,087)	$(208,468)	$242,881

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$1,087,782	$—	$1,087,782

Total	$1,087,782	$—	$1,087,782

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$1,087,782	$—	$(1,010,000)	$77,782

Total	$1,087,782	$—	$(1,010,000)	$77,782

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

Diversified Income Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,086	$—	$2,086

Total	$2,086	$—	$2,086

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$2,086	$(2,086)	$—	$—

Total	$2,086	$(2,086)	$—	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$10,431	$—	$10,431

Total	$10,431	$—	$10,431

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Barclays Bank plc	$112	$—	$(112)	$—
Canadian Imperial Bank of Commerce	10,319	(2,086)	(8,162)	71

Total	$10,431	$(2,086)	$(8,274)	$71

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,497,910	$—	$1,497,910
Swap Contracts	321,682	—	321,682

Total	$1,819,592	$—	$1,819,592

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$540,777	$(540,777)	$—	$—
Citibank N.A.	642,744	(642,744)	—	—
Goldman Sachs & Co.	350,468	(132,743)	(217,725)	—
HSBC Bank USA	38,276	(38,276)	—	—
JPMorgan Chase Bank N.A.	3,883	(3,883)	—	—
Morgan Stanley & Co.	243,444	(103,410)	(130,000)	10,034

Total	$1,819,592	$(1,461,833)	$(347,725)	$10,034

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,524,709	$—	$1,524,709
Swap Contracts	1,298,438	—	1,298,438

Total	$2,823,147	$—	$2,823,147

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$818,888	$(540,777)	$(278,111)	$—
Citibank N.A.	1,351,940	(642,744)	(709,196)	—
Goldman Sachs & Co.	132,743	(132,743)	—	—
HSBC Bank USA	232,587	(38,276)	(120,000)	74,311
JPMorgan Chase Bank N.A.	183,579	(3,883)	(179,696)	—
Morgan Stanley & Co.	103,410	(103,410)	—	—

Total	$2,823,147	$(1,461,833)	$(1,287,003)	$74,311

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of December 31, 2020.

L. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N. Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3. Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Diversified Income Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS L	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	—	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	—	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.65%	0.40%
Diversified Income Fund	0.80%	1.55%	0.55%	—	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	—	0.95%
Global Emerging Markets Equity Fund(1)	1.15%	1.90%	0.90%	—	0.90%
U.S. High Yield Fund	1.00%	1.75%	0.75%	—	0.75%
(1)

As of November 5, 2020, the Advisor contractually updated the waiver/reimbursement amounts for the Global Emerging Markets Equity Fund to be as shown in the table above. Prior to November 5, 2020, the waiver/reimbursement amounts for the Global Emerging Markets Equity Fund were as follows: Class A: 1.45%, Class C: 2.20%, Class I: 1.20% and Class Y: 1.20%.

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2021 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Diversified Income Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of December 31, 2020.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A, Class C shares and Class L shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds’ Class C shares may expend an aggregate amount, on an annual basis, not to exceed 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. Active Short Duration Bond Fund’s Class L shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of Active Short Duration Bond Fund attributable to Class L

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the six months ended December 31, 2020, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$–	$10,340
Global Credit Income Opportunities Fund	1,294	10,299
Active Short Duration Bond Fund	–	21,727
Emerging Markets Debt Blended Total Return Fund	1,020	7,435

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the six months ended December 31, 2020, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.13%
Global Credit Income Opportunities Fund	0.15%
Active Short Duration Bond Fund	0.11%
Diversified Income Fund	0.18%
Emerging Markets Debt Blended Total Return Fund	0.21%
Global Emerging Markets Equity Fund	0.34%
U.S. High Yield Fund	0.17%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the six months ended December 31, 2020, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.01%
Diversified Income Fund	0.05%
Emerging Markets Debt Blended Total Return Fund	0.05%
Global Emerging Markets Equity Fund	0.14%
U.S. High Yield Fund	0.02%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2020 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$10,225,052	$438,706	$	2,165,048	$12,828,806
Global Credit Income Opportunities Fund	9,585,231	–		1,452,704	11,037,935
Active Short Duration Bond Fund	24,926,745	–		–	24,926,745
Diversified Income Fund	1,471,540	–		–	1,471,540
Emerging Markets Debt Blended Total Return Fund	3,530,108	–		–	3,530,108
Global Emerging Markets Equity Fund	311,500	21,100		15,138	347,738
U.S. High Yield Fund	2,879,166	–		–	2,879,166

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2020, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$202,978,376	$3,714,987	$(8,428,628)	$(4,713,641)
Global Credit Income Opportunities Fund	159,801,908	7,052,244	(11,523,490)	(4,471,246)
Active Short Duration Bond Fund	854,882,098	16,704,631	(5,675,545)	11,029,086
Diversified Income Fund	43,825,895	1,310,182	(430,041)	880,141
Emerging Markets Debt Blended Total Return Fund	66,034,132	5,634,231	(1,062,457)	4,571,774
Global Emerging Markets Equity Fund	9,598,076	3,741,986	(397,371)	3,344,615
U.S. High Yield Fund	48,082,878	3,044,330	(1,637,957)	1,406,373

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the six months ended December 31, 2020 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$35,345,129	$56,666,100	$–	$–
Global Credit Income Opportunities Fund	43,466,368	56,386,628	–	–
Active Short Duration Bond Fund	223,104,801	216,292,295	6,237,000	10,062,799
Diversified Income Fund	22,793,671	21,959,197	924,481	4,949
Emerging Markets Debt Blended Total Return Fund	32,291,506	20,527,471	–	–
Global Emerging Markets Equity Fund	1,300,266	1,489,493	–	–
U.S. High Yield Fund	20,504,378	19,877,940	–	–

9.	Common Stock

Transactions in common stock for the six months ended December 31, 2020 were as follows:

Global Floating Rate Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	126,476	$1,143,645	937,310	$8,607,970
Shares sold through reinvestments of distributions	88,455	787,649	235,705	2,102,247
Shares redeemed	(374,441)	(3,353,402)	(1,685,551)	(14,925,227)

Net decrease	(159,510)	$(1,422,108)	(512,536)	$(4,215,010)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	28,881	$252,883	116,238	$1,052,227
Shares sold through reinvestments of distributions	12,818	113,695	35,471	315,149
Shares redeemed	(54,944)	(489,596)	(258,409)	(2,260,008)

Net decrease	(13,245)	$(123,018)	(106,700)	$(892,632)

CLASS I
Shares sold	–	$–	2,860,215	$26,600,000
Shares sold through reinvestments of distributions	101,491	906,517	218,857	1,946,913
Shares redeemed	–	–	(1,987,129)	(18,392,138)

Net increase	101,491	$906,517	1,091,943	$10,154,775

CLASS Y
Shares sold	1,716,634	$15,406,951	7,795,746	$69,865,024
Shares sold through reinvestments of distributions	247,411	2,206,864	679,977	6,079,583
Shares redeemed	(3,893,075)	(34,855,300)	(13,429,756)	(117,551,528)

Net decrease	(1,929,030)	$(17,241,485)	(4,954,033)	$(41,606,921)

Global Credit Income Opportunities Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	96,184	$818,972	296,398	$2,525,056
Shares sold through reinvestments of distributions	94,994	793,709	299,001	2,528,159
Shares redeemed	(4,822,668)	(40,435,180)	(821,303)	(6,756,723)

Net decrease	(4,631,490)	$(38,822,499)	(225,904)	$(1,703,508)

CLASS C
Shares sold	52,146	$432,600	124,636	$1,042,537
Shares sold through reinvestments of distributions	20,368	171,944	43,353	365,771
Shares redeemed	(124,432)	(1,043,574)	(204,465)	(1,662,882)

Net decrease	(51,918)	$(439,030)	(36,476)	$(254,574)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	28,331	239,465	54,613	461,023
Shares redeemed	–	–	–	–

Net increase	28,331	$239,465	54,613	$461,023

CLASS Y
Shares sold	5,888,979	$49,513,926	7,193,613	$61,134,702
Shares sold through reinvestments of distributions	254,075	2,156,083	596,969	5,088,941
Shares redeemed	(2,112,381)	(17,719,304)	(11,225,790)	(91,307,876)

Net increase (decrease)	4,030,673	$33,950,705	(3,435,208)	$(25,084,233)

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Active Short Duration Bond Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	907,391	$8,849,991	11,719,632	$115,672,777
Shares sold through reinvestments of distributions	48,079	468,089	420,591	4,092,410
Shares redeemed	(1,479,587)	(14,433,333)	(21,296,207)	(203,582,143)

Net decrease	(524,117)	$(5,115,253)	(9,155,984)	$(83,816,956)

CLASS C
Shares sold	44,061	$428,313	259,113	$2,557,857
Shares sold through reinvestments of distributions	2,670	25,961	6,376	61,661
Shares redeemed	(70,284)	(684,085)	(120,852)	(1,130,979)

Net increase (decrease)	(23,553)	$(229,811)	144,637	$1,488,539

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	(20,418)	(203,186)

Net increase (decrease)	–	$–	(20,418)	$(203,186)

CLASS Y
Shares sold	23,364,116	$227,615,400	47,841,468	$466,968,769
Shares sold through reinvestments of distributions	728,858	7,090,406	1,655,334	16,052,682
Shares redeemed	(17,490,106)	(169,563,434)	(38,557,362)	(367,924,280)

Net increase	6,602,868	$65,142,372	10,939,440	$115,097,171

CLASS L(1)
Shares sold	853,766	$8,291,183	10,764,003	$101,381,145
Shares sold through reinvestments of distributions	120,242	1,170,147	11,378	108,092
Shares redeemed	(1,947,832)	(18,945,857)	(112,724)	(1,067,372)

Net increase (decrease)	(973,824)	$(9,484,527)	10,662,657	$100,421,865

(1)	Class commenced operations on May 1, 2020.

Diversified Income Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	585	$5,365	43,627	$365,314
Shares sold through reinvestments of distributions	188	1,705	223	2,062
Shares redeemed	(32,350)	(292,656)	(1,218)	(11,647)

Net increase (decrease)	(31,577)	$(285,586)	42,632	$355,729

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	419,505	$3,806,789	2,471,722	$21,514,638
Shares sold through reinvestments of distributions	27,885	253,056	67,280	634,857
Shares redeemed	(104,467)	(939,226)	(2,239,574)	(19,970,450)

Net increase	342,923	$3,120,619	299,428	$2,179,045

Emerging Markets Debt Blended Total Return Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	325,997	$3,538,950	607,596	$5,629,686
Shares sold through reinvestments of distributions	40,199	438,639	13,820	134,714
Shares redeemed	(43,563)	(475,850)	(43,542)	(434,004)

Net increase	322,633	$3,501,739	577,874	$5,330,396

CLASS C
Shares sold	11,313	$122,943	14,324	$146,900
Shares sold through reinvestments of distributions	965	10,499	761	7,490
Shares redeemed	(10,706)	(115,696)	(19,419)	(203,101)

Net increase (decrease)	1,572	$17,746	(4,334)	$(48,711)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	(460,840)	(5,000,000)	(984,551)	(9,800,000)

Net decrease	(460,840)	$(5,000,000)	(984,551)	$(9,800,000)

CLASS Y
Shares sold	2,553,026	$27,715,130	2,290,494	$22,372,983
Shares sold through reinvestments of distributions	148,860	1,627,858	51,572	505,175
Shares redeemed	(712,581)	(7,733,407)	(1,698,477)	(16,775,383)

Net increase	1,989,305	$21,609,581	643,589	$6,102,775

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

Global Emerging Markets Equity Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–
Net increase	–	$–	–	$–

CLASS Y
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

U.S. High Yield Fund

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	27,571	$256,180	161,745	$1,594,758
Shares sold through reinvestments of distributions	4,817	44,956	13,792	130,405
Shares redeemed	(124,442)	(1,193,847)	(353,471)	(3,416,025)

Net decrease	(92,054)	$(892,711)	(177,934)	$(1,690,862)

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020		FOR THE YEAR ENDED JUNE 30, 2020
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	353,967	$3,320,351	714,332	$6,852,773
Shares sold through reinvestments of distributions	69,304	648,195	143,418	1,345,005
Shares redeemed	(235,771)	(2,208,232)	(699,271)	(6,312,454)

Net increase	187,500	$1,760,314	158,479	$1,885,324

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

For the six months ended December 31, 2020, the Funds did not utilize the Facility Amount.

11.	Indemnifications

Under the Funds’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds have entered into contracts with service providers which may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

12.	Risks

Impacts of Covid-19

The pandemic related to the global spread of novel coronavirus disease (Covid-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the fund’s investments and the fund’s performance.

LIBOR

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

13.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to

Barings Funds Trust 2020 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020 (Unaudited)

December 31, 2020 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

On November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” Beginning January 11, 2021, the Order prohibits U.S. entities from participating in certain types of transactions involving securities of Chinese companies known to be associated with the Chinese military. The list of such companies can change from time to time, and the Funds intend to comply with the Executive Order to the extent applicable. As a result of forced selling or inability to participate in an investment the Manager otherwise believes is attractive, the Funds may incur losses.

On November 9, 2020, Thomas M. Finke submitted his resignation from the Board of Directors (the “Board”) of Barings Fund Trust (the “Trust”), effective as of the close of business on November 30, 2020. Mr. Finke, former Chief Executive Officer of Barings LLC (“Barings”), the Trust’s external investment adviser, decided to retire from Barings. Mr. Finke’s resignation was not the result of a disagreement with the Trust on any matter relating to its operations, policies or practices. The Board, upon recommendation from its Nominating and Corporate Governance Committee, appointed David Mihalick to fill the vacant seat created by Mr. Finke’s resignation, effective as of the close of business on November 30, 2020, to serve as a Class I member of the Board for the remainder of the full term of such Class I directorship.

Barings Funds Trust 2020 Semi-Annual Report

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Barings, the Board appointed administrator of the Funds’ liquidity risk management program (LRMP), presented the first annual report on the program to the Trusts on August 7, 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through June 30, 2020. The report included a description of the annual liquidity assessment of the funds that Barings performed. The report noted that there were no compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classifying the Funds’ investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the Funds’ investments. Barings concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4. There can be no assurance that the program will achieve its objectives in the future.

Barings Funds Trust 2020 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that a majority of both the full Board of Trustees and the Trustees who are not interested persons of the Trust, as defined under the 1940 Act (“Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between Barings Funds Trust (the “Trust”), on behalf of each of its eight series funds (the “Funds”), and Barings LLC (“Barings”) (the “Management Agreement”) and the Sub-Advisory Agreement (the “BIIL Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between Barings and Baring International Investment Limited (“BIIL”) on behalf of Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Credit Income Opportunities Fund, Barings Global Emerging Markets Equity Fund and Barings Global Floating Rate Fund. The Trustees considered matters bearing on the Funds and the Agreements at their meetings throughout the year, including a review of the Funds’ performance at each regular meeting. At in-person meeting held on August 6, 2020 (the “Meeting”), the Trustees met for the purpose of considering whether to approve the Agreements for the Funds. The Trustees’ review process and considerations in approving the Agreements are summarized below. Prior to the Meetings, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including, but not limited to: the principal terms of the Agreements; Barings and its personnel; the Funds’ investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Funds; the financial strength of Barings; the fee arrangements between Barings and each Fund and each Fund’s fee and expense information, including comparative fee and expense information; the profitability of the Agreements to Barings; and the potential “fallout” benefits to Barings resulting from the Agreements. The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to different factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years. The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings to Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, formerly known as Barings Total Return Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Funds, and Barings U.S. High Yield Fund; and by Barings and BIIL to Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund and Barings Global Emerging Markets Equity Funds, the Trustees considered the specific responsibilities of each of Barings and BIIL in the day-to-day management of the Funds, the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day management of the Funds, the ability of each of Barings and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of each of Barings and BIIL. The Trustees also considered the trading capabilities of each of Barings and BIIL. The Trustees reviewed the Funds’ investment performance, as well as the performance of peer groups of funds, over various time periods, using information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings. The Trustees noted that the net total return performance of Class I shares of each of the Funds was as follows: Barings Global Floating Rate Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year, three-year and five-year periods ended February 29, 2020 (the 1st quintile being the best performers and the 5th quintile being the worst performers); Barings Global Credit Income Opportunities Fund ranked in the 5th quintile of its Broadridge performance universe for the one-year period, in the 4th quintile for the three-year period, and in the 1st quintile for the five-year period ended February 29, 2020; Barings Active Short Duration Bond Fund ranked in the 5th quintile of its Broadridge performance universe for the one-year period and in the 2nd quintile for the three-year period ended February 29, 2020; Barings Diversified Income Fund ranked in the 3rd quintile of its Broadridge performance universe for each of the one-year and three-year periods ended February 29, 2020; Barings U.S. High Yield Fund ranked in the 3rd quintile of its Broadridge performance universe for each of the one-year and three-year periods ended February 29, 2020; Barings Emerging Markets Debt Blended Total Return Fund ranked in the 1st quintile of its Broadridge performance universe for each of the one-year and three-year periods ended February 29, 2020; and Barings Global Emerging Markets Equity Fund ranked in the 3rd quintile of its Broadridge performance universe for the one-year period ended February 29, 2020.

Barings Funds Trust 2020 Semi-Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the performance achieved by Barings and BIIL. The Trustees considered the investment management fee paid by each Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Funds) pays BIIL its sub-advisory fee under the BIIL Sub-Advisory Agreement for the applicable Funds. In assessing the reasonableness of the fee paid by the Funds under the Management Agreement, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data (which takes into account any fee reductions or expense limitations that were in effect during the last fiscal year), the effective advisory fee rate and total expense ratio for each Fund’s Class I shares were as follows: Barings Global Floating Rate Fund’s effective advisory fee rate was higher than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Global Credit Income Opportunities Fund’s effective advisory fee rate was higher than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Active Short Duration Bond Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings Diversified Income Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; Barings U.S. High Yield Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio was higher than the Broadridge expense group average; Barings Emerging Markets Debt Blended Total Return Fund’s effective advisory fee rate was equal to the Broadridge expense group median and total expense ratio was lower than the Broadridge expense group average; and Barings Global Emerging Markets Equity Fund’s effective advisory fee rate was lower than the Broadridge expense group median and total expense ratio equal to the Broadridge expense group average.

The Trustees also considered the advisory fees charged by Barings to institutional separate accounts advised by Barings (“separate accounts”) and unaffiliated investment companies for which Barings serves as subadviser (“subadvised funds”), if any, that have comparable investment strategies to the Funds. In comparing these fees, the Trustees considered information provided by Barings as to the generally broader scope of services provided by Barings to the Funds, as well as the more extensive regulatory burdens imposed on Barings in managing the Funds, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on Barings’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds in comparison to separate accounts. The Trustees then considered that, as each Fund’s assets increase, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. They considered the extent to which any such savings would benefit shareholders and Barings’ statement that it would consider proposing breakpoints in the management fee payable by a Fund once a Fund approached the break-even point. The Trustees noted that Barings has instituted caps on expenses that insulate shareholders from the effects on expenses of the Funds’ relatively small size The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Funds, and the profitability of the Management Agreement to Barings. In considering the profitability of Barings, the Board noted that BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider BIIL’s profitability separately. The Trustees then considered potential “fall-out” benefits to Barings and its affiliates as a result of Barings’ relationship with the Trust. The Board concluded that, in light of the expected costs of providing investment management and other services to the Trust and Barings’ commitment to cap the expenses of each Fund, the other ancillary benefits that Barings and its affiliates expect to receive supported the approval of the Agreements. The Trustees concluded that, at this time, and in light of the nature, extent and quality of the respective services provided by Barings, the fee rates and expenses of each Fund supported the approval of the Management Agreement and the BIIL Sub-Advisory Agreement for the applicable Funds. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Management Agreement and the BIIL Sub-Advisory Agreement should be continued for an additional one-year period through August 2021.

    Barings Funds Trust

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.	Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	March 8, 2021

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2021